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                                                                   EXHIBIT 10.12

                             MASTER LEASE AGREEMENT

Lessor:        TRANSAMERICA BUSINESS CREDIT CORPORATION

               RIVERWAY II
               WEST OFFICE TOWER
               WEST HIGGINS
               ROSEMONT, ILLINOIS  60018

Lessee:        THE LIGHTSPAN PARTNERSHIP, INC.
               10140 CAMPUS POINT DRIVE
               SAN DIEGO, CALIFORNIA  92121

The lessor pursuant to this Master Lease Agreement ("Agreement") dated as of August 14. 1997, is Transamerica Business Credit Corporation ("Lessor"). All equipment, together with all present and future additions, parts, accessories, attachments, substitutions, repairs, improvements, and replacements thereof or thereto, which are the subject of a Lease (as defined in the next sentence) shall be referred to as "Equipment." Simultaneous with the execution and delivery of this Agreement, the parties are entering into one or more Lease Schedules (each, a "Schedule") which refer to and incorporate by reference this Agreement, each of which constitutes a lease (each, a "Lease") for the Equipment specified therein. Additional details pertaining to each Lease are specified in the applicable Schedule. Each Schedule that the parties hereafter enter into shall constitute a Lease. Lessor has no obligation to enter into any additional leases with, or extend any future financing to, Lessee.

                1. LEASE. Subject to and upon all of the terms and conditions of this Agreement and each Schedule, Lessor hereby agrees to lease to Lessee and Lessee hereby agrees to lease from Lessor the Equipment for the Term (as defined in Paragraph 2 below) thereof. The timing and financial scope of Lessor's obligation to enter into Leases hereunder are limited as set forth in the Commitment Letter executed by Lessor and Lessee, dated as of August 5, 1997 and attached hereto as Exhibit A (the "Commitment Letter").

                2. TERM. Each Lease shall be effective and the term of each Lease ("Term") shall commence on the commencement date specified in the applicable Schedule and, unless sooner terminated (as hereinafter provided), shall expire at the end of the term specified in such Schedule; provided, however, that obligations due to be performed by Lessee during the Term shall continue until they have been performed in full. Schedules will only be executed after the delivery of the Equipment to Lessee or upon completion of deliveries of items of such Equipment with aggregate cost of not less than $100,000.00

                3. RENT. Lessee shall pay as rent to Lessor, for use of the Equipment during the Term or Renewal Term (as defined in Paragraph 8), rental payments equal to the sum of all rental payments including, without limitation, security deposits, advance rents, and interim rents payable in the amounts and on the dates specified in the applicable Schedule ("Rent"). If any Rent or other amount payable by Lessee is not paid within five days after the day on which it becomes payable, Lessee will pay on demand, as a late charge, an amount equal to 5% of such unpaid Rent or other amount but only to the extent permitted by applicable law. All payments provided for herein shall be payable to Lessor at its address specified above, or at any other place designated by Lessor.

                4. LEASE NOT CANCELABLE; LESSEE'S OBLIGATIONS ABSOLUTE. No Lease may be canceled or terminated except as expressly provided herein. Lessee's obligation to pay all Rent due or to become due hereunder shall be absolute and unconditional and shall not be subject to any delay, reduction, set-off, defense, counterclaim, or recoupment for any reason whatsoever, including any failure of the Equipment or any representations by the manufacturer or the vendor thereof. If the Equipment is unsatisfactory for any reason, Lessee shall make any claim solely against the manufacturer or the vendor thereof and shall, nevertheless, pay Lessor all Rent payable hereunder.

                5. SELECTION AND USE OF EQUIPMENT. Lessee agrees that it shall be responsible for the selection and use of, and results obtained from, the Equipment and any other associated equipment or services.


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                6. WARRANTIES. LESSOR MAKES NO REPRESENTATION OR WARRANTY,
EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE DESIGN OR CONDITION OF THE EQUIPMENT OR ITS MERCHANTABILITY, SUITABILITY, QUALITY, OR FITNESS FOR A PARTICULAR PURPOSE, AND HEREBY DISCLAIMS ANY SUCH WARRANTY. LESSEE SPECIFICALLY WAIVES ALL RIGHTS TO MAKE A CLAIM AGAINST LESSOR FOR BREACH OF ANY WARRANTY WHATSOEVER. LESSEE LEASES THE EQUIPMENT "AS IS." IN NO EVENT SHALL LESSOR HAVE ANY LIABILITY, NOR SHALL LESSEE HAVE ANY REMEDY AGAINST LESSOR, FOR ANY LIABILITY, CLAIM, LOSS, DAMAGE, OR EXPENSE CAUSED DIRECTLY OR INDIRECTLY BY THE EQUIPMENT OR ANY DEFICIENCY OR DEFECT THEREOF OR THE OPERATION, MAINTENANCE, OR REPAIR THEREOF OR ANY CONSEQUENTIAL DAMAGES AS THAT TERM IS USED IN SECTION 2-719(3) OF THE MODEL UNIFORM COMMERCIAL CODE, AS AMENDED FROM TIME TO TIME ("UCC"). Lessor grants to Lessee, for the sole purpose of prosecuting a claim, the benefits of any and all warranties made available by the manufacturer or the vendor of the Equipment to the extent assignable.

                7. DELIVERY. Lessor hereby appoints Lessee as Lessor's agent for the sole and limited purpose of accepting delivery of the Equipment from each vendor thereof. Lessee shall pay any and all delivery and installation charges. Lessor shall not be liable to Lessee for any delay in, or failure of, delivery of the Equipment.

                8. RENEWAL. So long as no Event of Default or event which, with the giving of notice, the passage of time, or both, would constitute an Event of Default, shall have occurred and be continuing, or the Lessee shall not have exercised its purchase option under Paragraph 9 hereof, each Lease will automatically renew for a term specified in the applicable Schedule (the "Renewal Term") on the terms and conditions of this Agreement or as set forth in such Schedule; provided, however, that Obligations due to be performed by the Lessee during the Renewal Term shall continue until they have been performed in full.

                9. PURCHASE OPTION. So long as no Event of Default or event which, with the giving of notice, the passage of time, or both, would constitute an Event of Default, shall have occurred and be continuing, Lessee may, upon written notice to Lessor received at least one hundred eighty days before the expiration of a Term, purchase all, but not less than all, the Equipment covered by the applicable Lease on the date specified therefor in the applicable Schedule ("Purchase Date"). The purchase price for such Equipment shall be its fair market value as set forth in the applicable Schedule determined on an "In-place, In-use" basis, as mutually agreed by Lessor and Lessee, or, if they cannot agree, as determined by an independent appraiser selected by Lessor and approved by Lessee, which approval will not be unreasonably delayed or withheld. Lessee shall pay the cost of any such appraisal. So long as no Event of Default or event which, with the giving of notice, the passage of time, or both, would constitute an Event of Default shall have occurred and be continuing, Lessee may, upon written notice to Lessor received at least one hundred eighty days prior to the expiration of the Renewal Term, purchase all, but not less than all, the Equipment covered by the applicable Schedule by the last date of the Renewal Term (the "Alternative Purchase Date") at a purchase price equal to its then fair market value on an "In-place, In-use" basis. On the Purchase Date or the Alternative Purchase Date, as the case may be, for any Equipment, Lessee shall pay to Lessor the purchase price, together with all sales and other taxes applicable to the transfer of the Equipment and any other amount payable and arising hereunder, in immediately available funds, whereupon Lessor shall transfer to Lessee, without recourse or warranty of any kind, express or implied, all of Lessor's right, title, and interest in and to such Equipment on an "As Is, Where Is" basis.

                10. OWNERSHIP; INSPECTION; MARKING; FINANCING STATEMENTS. Lessee shall affix to the Equipment any labels supplied by Lessor indicating ownership of such Equipment. The Equipment is and shall be the sole property of Lessor. Lessee shall have no right, title, or interest therein, except as lessee under a Lease. The Equipment is and shall at all times be and remain personal property and shall not become a fixture. Lessee shall obtain and record such instruments and take such steps as may be necessary to prevent any person from acquiring any rights in the Equipment by reason of the Equipment being claimed or deemed to be real property. Upon request by Lessor, Lessee shall obtain and deliver to Lessor valid and effective waivers, in recordable form, by the owners, landlords, and mortgagees of the real property upon which the Equipment is located or certificates of Lessee that it is the owner of such real property or that such real property is neither leased nor mortgaged. Lessee shall make the Equipment and its maintenance records available for inspection by Lessor at reasonable times and upon reasonable notice. Lessee shall execute and deliver to Lessor for filing any UCC financing statements or similar documents Lessor may reasonably request.


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                11. EQUIPMENT USE. Lessee agrees that the Equipment will be operated by competent, qualified personnel in connection with Lessee's business for the purpose for which the Equipment was designed and in accordance with applicable operating instructions, laws, and government regulations, and that Lessee shall use all reasonable precautions to prevent loss or damage to the Equipment from fire and other hazards. Lessee shall procure and maintain in effect all orders, licenses, certificates, permits, approvals, and consents required by federal, state, or local laws or by any governmental body, agency, or authority in connection with the delivery, installation, use, and operation of the Equipment.

                12. MAINTENANCE. Lessee, at its sole cost and expense, shall keep the Equipment in a suitable environment as specified by the manufacturer's guidelines or the equivalent, shall meet all recertification requirements, and shall maintain the Equipment in its original condition and working order, ordinary wear and tear excepted. At the reasonable request of Lessor, Lessee shall furnish all proof of maintenance.

                13. ALTERATION; MODIFICATIONS; PARTS. Lessee may alter or modify the Equipment only with the prior written consent of Lessor. Any alteration shall be removed and the Equipment restored to its normal, unaltered condition at Lessee's expense (without damaging the Equipment's originally intended function or its value) prior to its return to Lessor. Any part installed in connection with warranty or maintenance service or which cannot be removed in accordance with the preceding sentence shall be the property of Lessor.

                14. RETURN OF EQUIPMENT. Except for Equipment that has suffered a Casualty Loss (as defined in Paragraph 15 below) and is not required to be repaired pursuant to Paragraph 15 below or Equipment purchased by Lessee pursuant to Paragraph 9 above, upon the expiration of the Renewal Term of a Lease, or upon demand by Lessor pursuant to Paragraph 22 below, Lessee shall contact Lessor for shipping instructions and, at Lessee's own risk, immediately return the Equipment, freight prepaid, to a location in the continental United States specified by Lessor. At the time of such return to Lessor, the Equipment shall (i) be in the operating order, repair, and condition as required by or specified in the original specifications and warranties of each manufacturer and vendor thereof, ordinary wear and tear excepted, (ii) meet all recertification requirements, and (iii) be capable of being promptly assembled and operated by a third party purchaser or third party lessee without further repair, replacement, alterations, or improvements, and in accordance and compliance with any and all statutes, laws, ordinances, rules, and regulations of any governmental authority or any political subdivision thereof applicable to the use and operation of the Equipment. Except as otherwise provided under Paragraph 9 hereof, at least one hundred eighty days before the expiration of the Renewal Term, Lessee shall give Lessor notice of its intent to return the Equipment at the end of such Renewal Term. During the one hundred eighty-day period prior to the end of a Term or the Renewal Term, Lessor and its prospective purchasers or lessees shall have, upon not less than two business days' prior notice to Lessee and during normal business hours, or at any time and without prior notice upon the occurrence and continuance of an Event of Default, the right of access to the premises on which the Equipment is located to inspect the Equipment, and Lessee shall cooperate in all other respects with Lessor's remarketing of the Equipment. The provisions of this Paragraph 14 are of the essence of the Lease, and upon application to any court of equity having jurisdiction in the premises, Lessor shall be entitled to a decree against Lessee requiring specific performance of the covenants of Lessee set forth in this Paragraph 14. If Lessee fails to return the Equipment when required, the terms and conditions of the Lease shall continue to be applicable and Lessee shall continue to pay Rent until the Equipment is received by Lessor.

                15. CASUALTY INSURANCE; LOSS OR DAMAGE. Lessee will maintain, at its own expense, liability and property damage insurance relating to the Equipment, insuring against such risks as are customarily insured against on the type of equipment leased hereunder by businesses in which Lessee is engaged in such amounts, in such form, and with insurers satisfactory to Lessor; provided, however, that the amount of insurance against damage or loss shall not be less than the greater of (a) the replacement value of the Equipment and (b) the stipulated loss value of the Equipment specified in the applicable Schedule ("Stipulated Loss Value"). Each liability insurance policy shall provide coverage (including, without limitation, personal injury coverage) of not less than $1,000,000 for each occurrence, and shall name Lessor as an additional insured; and each property damage policy shall name Lessor as sole loss payee and all policies shall contain a clause requiring the insurer to give Lessor at least thirty days' prior written notice of any alteration in the terms or cancellation of the policy. Lessee shall


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furnish to Lessor a certificate of insurance, and upon request, a copy of each insurance policy (with endorsements) or other evidence satisfactory to Lessor that the required insurance coverage is in effect; provided, however, Lessor shall have no duty to ascertain the existence of or to examine the insurance policies to advise Lessee if the insurance coverage does not comply with the requirements of this Paragraph. If Lessee fails to insure the Equipment as required, Lessor shall have the right but not the obligation to obtain such insurance, and the cost of the insurance shall be for the account of Lessee due as part of the next due Rent. Lessee consents to Lessor's release, upon its failure to obtain appropriate insurance coverage, of any and all information necessary to obtain insurance with respect to the Equipment or Lessor's interest therein.

                Until the Equipment is returned to and received by Lessor as provided in Paragraph 14 above, Lessee shall bear the entire risk of theft or destruction of, or damage to, the Equipment including, without limitation, any condemnation, seizure, or requisition of title or use ("Casualty Loss"). No Casualty Loss shall relieve Lessee from its obligations to pay Rent except as provided in clause (b) below. When any Casualty Loss occurs, Lessee shall immediately notify Lessor and, at the option of Lessor, shall promptly (a) place such Equipment in good repair and working order; or (b) pay Lessor an amount equal to the Stipulated Loss Value of such Equipment and all other amounts (excluding Rent) payable by Lessee hereunder, together with a late charge on such amounts at a rate per annum equal to the rate imputed in the Rent payments hereunder (as reasonably determined by Lessor) from the date of the Casualty Loss through the date of payment of such amounts, whereupon Lessor shall transfer to Lessee, without recourse or warranty (express or implied), all of Lessor's interest, if any, in and to such Equipment on an "AS IS, WHERE IS" basis. The proceeds of any insurance payable with respect to the Equipment shall be applied, at the option of Lessor, either towards (i) repair of the Equipment or (ii) payment of any of Lessee's obligations hereunder. Lessee hereby appoints Lessor as Lessee's attorney-in-fact to make claim for, receive payment of, and execute and endorse all documents, checks or drafts issued with respect to any Casualty Loss under any insurance policy relating to the Equipment.

                16. TAXES. Lessee shall pay when due, and indemnify and hold Lessor harmless from, all sales, use, excise, and other taxes, charges, and fees (including, without limitation, income, franchise, business and occupation, gross receipts, licensing, registration, titling, personal property, stamp and interest equalization taxes, levies, imposts, duties, charges, or withholdings of any nature), and any fines, penalties, or interest thereon, imposed or levied by any governmental body, agency, or tax authority upon or in connection with the Equipment, its purchase, ownership, delivery, leasing, possession, use, or relocation of the Equipment or otherwise in connection with the transactions contemplated by each Lease or the Rent thereunder, excluding taxes on or measured by the net income of Lessor. Upon request, Lessee will provide proof of payment. Unless Lessor elects otherwise, Lessor will pay all property taxes on the Equipment for which Lessee shall reimburse Lessor promptly upon request. Lessee shall timely prepare and file all reports and returns which are required to be made with respect to any obligation of Lessee under this Paragraph 16. Lessee shall, to the extent permitted by law, cause all billings of such fees, taxes, levies, imposts, duties, withholdings, and governmental charges to be made to Lessor in care of Lessee. Upon request, Lessee will provide Lessor with copies of all such billings.

                17. LESSOR'S PAYMENT. If Lessee fails to perform its obligations under Paragraph 15 or 16 above, or Paragraph 23 below, Lessor shall have the right to substitute performance, in which case Lessee shall immediately reimburse Lessor therefor.

                18. GENERAL INDEMNITY. Each Lease is a net lease. Therefore, Lessee shall indemnify Lessor and its successors and assigns against, and hold Lessor and its successors and assigns harmless from, any and all claims, actions, damages, obligations, liabilities, and all costs and expenses, including, without limitation, legal fees incurred by Lessor or its successors and assigns arising out of each Lease including, without limitation, the purchase, ownership, delivery, lease, possession, maintenance, condition, use, or return of the Equipment, or arising by operation of law, except that Lessee shall not be liable for any claims, actions, damages, obligations, and costs and expenses determined by a non-appealable, final order of a court of competent jurisdiction to have occurred as a result of the gross negligence or willful misconduct of Lessor or its successors and assigns. Lessee agrees that upon written notice by Lessor of the assertion of any claim, action, damage, obligation, liability, or lien, Lessee shall assume full responsibility for the defense thereof, provided that Lessor's failure to give such notice shall not limit or otherwise affect its rights hereunder. Any payment pursuant to this Paragraph (except for any payment of Rent) shall be of such amount as shall be necessary so that, after payment of any taxes required to be paid thereon by Lessor, including taxes on or measured by the net income of Lessor, the balance will equal the


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amount due hereunder. The provisions of this Paragraph with regard to matters arising during a Lease shall survive the expiration or termination of such Lease.

                19. ASSIGNMENT BY LESSEE. Lessee shall not, without the prior written consent of Lessor, (a) assign, transfer, pledge, or otherwise dispose of any Lease or Equipment, or any interest therein; (b) sublease or lend any Equipment or permit it to be used by anyone other than Lessee and its employees; or (c) move any Equipment from the location specified for it in the applicable Schedule, except that Lessee may move Equipment to another location within the United States provided that Lessee has delivered to Lessor (A) prior written notice thereof and (B) duly executed financing statements and other agreements and instruments (all in form and substance satisfactory to Lessor) necessary or, in the opinion of the Lessor, desirable to protect Lessor's interest in such Equipment. Notwithstanding anything to the contrary in the immediately preceding sentence, Lessee may keep any Equipment consisting of motor vehicles or rolling stock at any location in the United States.

                20. ASSIGNMENT BY LESSOR. Lessor may assign its interest or grant a security interest in any Lease and the Equipment individually or together, in whole or in part. If Lessee is given written notice of any such assignment, it shall immediately make all payments of Rent and other amounts hereunder directly to such assignee. Each such assignee shall have all of the rights of Lessor under each Lease assigned to it. Lessee shall not assert against any such assignee any set-off, defense, or counterclaim that Lessee may have against Lessor or any other person.

                21. DEFAULT; NO WAIVER. Lessee or any guarantor of any or all of the obligations of Lessee hereunder (together with Lessee, the "Lease Parties") shall be in default under each Lease upon the occurrence of any of the following events (each, an "Event of Default"): (a) Lessee fails to pay within five days of when due any amount required to be paid by Lessee under or in connection with any Lease; (b) any of the Lease Parties fails to perform any other provision under or in connection with a Lease or violates any of the covenants or agreements of such Lease Party under or in connection with a Lease; (c) any representation made or financial information delivered or furnished by any of the Lease Parties under or in connection with a Lease shall prove to have been inaccurate in any material respect when made; (d) any of the Lease Parties makes an assignment for the benefit of creditors, whether voluntary or involuntary, or consents to the appointment of a trustee or receiver, or if either shall be appointed for any of the Lease Parties or for a substantial part of its property without its consent and, in the case of any such involuntary proceeding, such proceeding remains undismissed or unstayed for forty-five days following the commencement thereof; (e) any petition or proceeding is filed by or against any of the Lease Parties under any Federal or State bankruptcy or insolvency code or similar law and, in the case of any such involuntary petition or proceeding, such petition or proceeding remains undismissed or unstayed for forty-five days following the filing or commencement thereof, or any of the Lease Parties takes any action authorizing any such petition or proceeding; (f) any of the Lease Parties fails to pay when due any indebtedness for borrowed money or under conditional sales or installment sales contracts or similar agreements, leases, or obligations evidenced by bonds, debentures, notes, or other similar agreements or instruments to any creditor (including Lessor under any other agreement) after any and all applicable cure periods therefor shall have elapsed; (g) any judgment shall be rendered against any of the Lease Parties which shall remain unpaid or unstayed for a period of sixty days; (h) any of the Lease Parties shall dissolve, liquidate, wind up or cease its business, sell or otherwise dispose of all or substantially all of its assets, or make any material change in its lines of business; (i) any of the Lease Parties shall amend or modify its name, unless such Lease Party delivers to Lessor, thirty days prior to any such proposed amendment or modification, written notice of such amendment or modification and within ten days before such amendment or modification delivers executed financing statements (in form and substance satisfactory to the Lessor); (j) any of the Lease Parties shall merge or consolidate with any other entity or make any material change in its capital structure, in each case without Lessor's prior written consent, which shall not be unreasonably withheld; (k) any of the Lease Parties shall suffer any loss or suspension of any material license, permit, or other right or asset necessary to the profitable conduct of its business, fail generally to pay its debts as they mature, or call a meeting for purposes of compromising its debts; (l) any of the Lease Parties shall deny or disaffirm its obligations hereunder or under any of the documents delivered in connection herewith; or (m) there is a change in more than 35% of the ownership of any equity interests of any of the Lease Parties on the date hereof or more than 35% of such interests become subject to any contractual, judicial or statutory lien, charge, security interest, or encumbrance.


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                22. REMEDIES. Upon the occurrence and continuation of an Event of Default, Lessor shall have the right, in its sole discretion, to exercise any one or more of the following remedies: (a) terminate each Lease; (b) declare any and all Rent and other amounts then due and any and all Rent and other amounts to become due under each Lease (collectively, the "Lease Obligations") immediately due and payable; (c) take possession of any or all items of Equipment, wherever located, without demand, notice, court order, or other process of law, and without liability for entry to Lessee's premises, for damage to Lessee's property, or otherwise; (d) demand that Lessee immediately return any or all Equipment to Lessor in accordance with Paragraph 14 above, and, for each day that Lessee shall fail to return any item of Equipment, Lessor may demand an amount equal to the Rent payable for such Equipment in accordance with Paragraph 14 above; (e) lease, sell, or otherwise dispose of the Equipment in a commercially reasonable manner, with or without notice and on public or private bid; (f) recover the following amounts from the Lessee (as damages, including reimbursement of costs and expenses, liquidated for all purposes and not as a penalty): (i) all costs and expenses of Lessor reimbursable to it hereunder, including, without limitation, expenses of disposition of the Equipment, legal fees, and all other amounts specified in Paragraph 23 below; (ii) an amount equal to the sum of (A) any accrued and unpaid Rent through the later of (1) the date of the applicable default, (2) the date that Lessor has obtained possession of the Equipment, or (3) such other date as Lessee has made an effective tender of possession of the Equipment to Lessor (the "Default Date") and (B) if Lessor resells or re-lets the Equipment, Rent at the periodic rate provided for in each Lease for the additional period that it takes Lessor to resell or re-let all of the Equipment; (iii) the present value of all future Rent reserved in the Leases and contracted to be paid over the unexpired Term of the Leases discounted at five percent compound interest; (iv) the reversionary value of the Equipment as of the expiration of the Term of the applicable Lease as set forth on the applicable Schedule; and (v) any indebtedness for Lessee's indemnity under Paragraph 18 above, plus a late charge at the rate specified in Paragraph 3 above, less the amount received by Lessor, if any, upon sale or re-let of the Equipment; and (g) exercise any other right or remedy to recover damages or enforce the terms of the Leases. Upon the occurrence and continuance of an Event of Default or an event which with the giving of notice or the passage of time, or both, would result in an Event of Default, Lessor shall have the right, whether or not Lessor has made any demand or the obligations of Lessee hereunder have matured, to appropriate and apply to the payment of the obligations of Lessee hereunder all security deposits and other deposits (general or special, time or demand, provisional or final) now or hereafter held by and other indebtedness or property now or hereafter owing by Lessor to Lessee. Lessor may pursue any other rights or remedies available at law or in equity, including, without limitation, rights or remedies seeking damages, specific performance, and injunctive relief. Any failure of Lessor to require strict performance by Lessee, or any waiver by Lessor of any provision hereunder or under any Schedule, shall not be construed as a consent or waiver of any other breach of the same or of any other provision. Any amendment or waiver of any provision hereof or under any Schedule or consent to any departure by Lessee herefrom or therefrom shall be in writing and signed by Lessor.

                No right or remedy is exclusive of any other provided herein or permitted by law or equity. All such rights and remedies shall be cumulative and may be enforced concurrently or individually from time to time.

                23. LESSOR'S EXPENSE. Lessee shall pay Lessor on demand all costs and expenses (including legal fees and expenses) incurred in connection with the preparation, execution and delivery of this Agreement and other agreement and transaction contemplated hereby and all costs and expenses in protecting and enforcing Lessor's rights and interests in each Lease and the Equipment, including, without limitation, legal, collection, and remarketing fees and expenses incurred by Lessor in enforcing the terms, conditions, or provisions of each Lease or upon the occurrence and continuation of an Event of Default.

                24. LESSEE'S WAIVERS. To the extent permitted by applicable law, Lessee hereby waives any and all rights and remedies conferred upon a lessee by Sections 2A-508 through 2A-522 of the UCC. To the extent permitted by applicable law, Lessee also hereby waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell, lease, or otherwise use any Equipment in mitigation of Lessor's damages as set forth in Paragraph 22 above or which may otherwise limit or modify any of Lessor's rights or remedies under Paragraph 22. Any action by Lessee against Lessor for any default by Lessor under any Lease shall be commenced within one year after any such cause of action accrues.

                25. NOTICES; ADMINISTRATION. Except as otherwise provided herein, all notices, approvals, consents, correspondence, or other communications required or desired to be given hereunder shall be given in writing and shall be delivered by overnight courier, hand delivery, or certified or registered mail, postage


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prepaid, if to Lessor, then to Transamerica Technology Finance Division, 76
Batterson Park Road, Farmington, Connecticut 06032, Attention: Assistant Vice President, Lease Administration, with a copy to Lessor at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018, Attention: Legal Department, if to Lessee, then to The Lightspan Partnership, Inc., 10140 Campus Point Drive, San Diego, California 92121, Attention: Michelle M. Hays, Vice President Finance and Administration or such other address as shall be designated by Lessee or Lessor to the other party. All such notices and correspondence shall be effective when received.

                26. REPRESENTATIONS. Lessee represents and warrants to Lessor that (a) Lessee is duly organized, validly existing, and in good standing under the laws of the State of its incorporation; (b) the execution, delivery, and performance by Lessee of this Agreement are within Lessee's powers, have been duly authorized by all necessary action, and do not and will not contravene (i) Lessee's organizational documents or (ii) any law, regulation, rule, or contractual restriction binding on or affecting Lessee; (c) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery, and performance by Lessee of this Agreement; (d) each Lease constitutes the legal, valid, and binding obligations of Lessee enforceable against Lessee in accordance with its terms; (e) the cost of each item of Equipment does not exceed the fair and usual price for such type of equipment purchased in like quantity and reflects all discounts, rebates, and allowances for the Equipment (including, without limitation, discounts for advertising, prompt payment, testing, or other services) given to the Lessee by the manufacturer, supplier, or any other person; and (f) all information supplied by Lessee to Lessor in connection herewith is correct and does not omit any material statement necessary to insure that the information supplied is not misleading.

                27. FURTHER ASSURANCES. Lessee, upon the request of Lessor, will execute, acknowledge, record, or file, as the case may be, such further documents and do such further acts as may be reasonably necessary, desirable, or proper to carry out more effectively the purposes of this Agreement. Lessee hereby appoints Lessor as its attorney-in-fact to execute on behalf of Lessee and authorizes Lessor to file without Lessee's signature any UCC financing statements and amendments Lessor deems advisable.

                28. FINANCIAL STATEMENTS. Lessee shall deliver to Lessor: (a) as soon as available, but not later than 120 days after the end of each fiscal year of Lessee and its consolidated subsidiaries, the consolidated balance sheet, income statement, and statements of cash flows and shareholders equity for Lessee and its consolidated subsidiaries (the "Financial Statements") for such year, reported on by independent certified public accountants without an adverse qualification; and (b) as soon as available, but not later than 60 days after the end of each of the first three fiscal quarters in any fiscal year of Lessee and its consolidated subsidiaries, the Financial Statements for such fiscal quarter, together with a certification duly executed by a responsible officer of Lessee that such Financial Statements have been prepared in accordance with generally accepted accounting principles and are fairly stated in all material respects (subject to normal year-end audit adjustments). Lessee shall also deliver to Lessor as soon as available copies of all press releases and other similar communications issued by Lessee.

                29. CONSENT TO JURISDICTION. Lessee irrevocably submits to the jurisdiction of any Illinois state or federal court sitting in Illinois for any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, and Lessee irrevocably agrees that all claims in respect of any such action or proceeding may be heard and determined in such Illinois state or federal court.

                30. WAIVER OF JURY TRIAL. LESSEE AND LESSOR IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                31. FINANCE LEASE. Lessee and Lessor agree that each Lease is a "Finance Lease" as defined by Section 2A-103(g) of the UCC. Lessee acknowledges that Lessee has reviewed and approved each written Supply Contract (as defined by UCC 2A-103(y)) covering Equipment purchased from each "Supplier" (as defined by UCC 2A-103(x)) thereof.

                32. NO AGENCY. Lessee acknowledges and agrees that neither the manufacturer or supplier, nor any salesman, representative, or other agent of the manufacturer or supplier, is an agent of Lessor. No salesman, representative, or agent of the manufacturer or supplier is authorized to waive or alter any term or condition of this Agreement or any Schedule and no representation as to the Equipment or any other matter by the manufacturer or supplier shall in any way affect Lessee's duty to pay Rent and perform its other obligations as set forth in this Agreement or any Schedule.

                33. SPECIAL TAX INDEMNIFICATION. Lessee acknowledges that Lessor, in determining the Rent due hereunder, has assumed that certain tax benefits as are provided to an owner of property under the Internal Revenue Code of 1986, as amended (the "Code"), and under applicable state tax law, including, without limitation, depreciation deductions under Section 168(b) of the Code, and deductions under Section 163 of the Code in an amount at least equal to the amount of interest paid or accrued by Lessor with respect to any indebtedness incurred by Lessor in financing its purchase of the Equipment, are available to Lessor as a result of the lease of the Equipment. In the event Lessor is unable to obtain such tax benefits as a result of an act or omission of Lessee, is required to include in income any amount other than the Rent, or is required to recognize income in respect of the Rent earlier than anticipated pursuant to this Agreement, Lessee shall pay Lessor additional rent ("Additional Rent") in a lump sum in an amount needed to provide Lessor with the same after-tax yield and after-tax cash flow as would have been realized by Lessor had Lessor (i) been able to obtain such tax benefits, (ii) not been required to include any amount in income other than the Rent, and (iii) not been required to recognize income in respect of the Rent earlier than anticipated pursuant to this Agreement. The Additional Rent shall be computed by Lessor, which computation shall be binding on Lessee. The Additional Rent shall be due immediately upon written notice by Lessor to Lessee of Lessor's inability to obtain tax benefits, the inclusion of any amount in income other than the Rent or the recognition of income in respect of the Rent earlier than anticipated pursuant to this Agreement. The provisions of this Paragraph 33 shall survive the termination of this Agreement.

                34. GOVERNING LAW; SEVERABILITY. EACH LEASE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF. IF ANY PROVISION SHALL BE HELD TO BE INVALID OR UNENFORCEABLE, THE VALIDITY AND ENFORCEABILITY OF THE REMAINING PROVISIONS SHALL NOT IN ANY WAY BE AFFECTED OR IMPAIRED.

LESSEE ACKNOWLEDGES THAT LESSEE HAS READ THIS AGREEMENT AND THE SCHEDULE HERETO, UNDERSTANDS THEM, AND AGREES TO BE BOUND BY THEIR TERMS AND CONDITIONS. FURTHER, LESSEE AND LESSOR AGREE THAT THIS AGREEMENT, THE SCHEDULES DELIVERED IN CONNECTION HEREWITH FROM TIME TO TIME, AND THE COMMITMENT LETTER ARE THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES, SUPERSEDING ALL PROPOSALS OR PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF. SHOULD THERE EXIST ANY INCONSISTENCY BETWEEN THE TERMS OF THE COMMITMENT LETTER AND THIS AGREEMENT, THE TERMS OF THIS AGREEMENT SHALL PREVAIL.

                IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be duly executed by their duly authorized officers as of the date first written above.

                                            THE LIGHTSPAN PARTNERSHIP, INC.

                                            By: /s/ [Signature Illegible]
                                               ---------------------------------
                                               Name:
                                               Title:  VP FINANCE
                                            Federal Tax ID No.:

                                            TRANSAMERICA BUSINESS CREDIT
                                            CORPORATION

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                             SECRETARY'S CERTIFICATE


        I, Allen Morgan hereby state that I am the duly elected, acting and qualified Secretary of The Lightspan Partnership, Inc., a California corporation(the "Company"), and that:

        (a) Through a unanimous consent in lieu of a Board of Directors meeting of the Company, proposed in accordance with its bylaws and the laws of said State on the 18th day of September, 1997, signed by a quorum for the transaction of business, the following resolutions were duly and regularly adopted:

        RESOLVED, that the form, terms and provisions of all of the documents and instruments executed by the Company with and/or in favor of Transamerica Business Credit Corporation(the "Agreements"),and the transactions contemplated thereby be, and the same are, in all respects approved, and that the President, each Vice President and each other officer of the Company (the "Authorized Persons"), or any of them, be, and they hereby are, authorized, empowered, and directed to execute and deliver the Agreements and any and all other agreements, documents, instruments and certificates required or desirable in connection therewith, if necessary or advisable, with such changes as they may deem in the best interest of the Company, and their execution and delivery of the Agreements, and all such other agreements, documents, instruments and certificates, shall be deemed to be conclusive evidence that the same are in all respects authorized and approved; and be it further

        RESOLVED, that the actions of any Authorized Person heretofore taken in furtherance of the Agreements be, and hereby are, approved, adopted and ratified in all respects.

        (i) The above resolutions: (a) are not contrary to the Articles or Certificate of Incorporation or bylaws of the Company and (b) have not been amended, modified, rescinded or revoked and are in full force and effect on the date hereof.

        (iii) The following persons are duly qualified and acting officers of the Company, duly elected to the offices set forth opposite their respective names, and the signature appearing opposite the name of each such officer is his authentic signature:

    Name                   Office                       Signature
    ----                   ------                       ---------

Carl Zeiger            President & COO               /s/ CARL ZEIGER
---------------        ----------------------        -----------------
Michelle Hays          VP Finance & Treasurer        /s/ Michelle Hays
---------------        ----------------------        -----------------

---------------        ----------------------        -----------------

        IN WITNESS WHEREOF, I have executed this Certificate, this ___ day of ________________, 1997.

                                                  /s/ [Signature Illegible]
                                                  ------------------------------
                                                            Secretary

[CORPORATE SEAL]

                                    EXHIBIT A

                                  BILL OF SALE

        KNOW ALL PERSONS BY THESE PRESENTS THE LIGHTSPAN PARTNERSHIP, INC. (the "Seller"), for One Hundred Thousand and 00/100 Dollars ($100,000.00) and other valuable consideration to it in hand paid, receipt of which is hereby acknowledged, does unconditionally, absolutely and irrevocably grant, sell, assign, transfer and convey unto TRANSAMERICA BUSINESS CREDIT CORPORATION and its assignees or successors (collectively, the "Buyer"), all of the Seller's right, title and interest in and to the equipment described on Exhibit II hereto (collectively, the "Equipment").

        TO HAVE AND TO HOLD said Equipment unto the said Buyer, to and for its use forever.

        AND, the Seller hereby warrants, covenants and agrees that it (a) has good and marketable title to the Equipment, free and clear of any liens and other encumbrances; and (b) will warrant and defend the sale of the Equipment against any and all persons claiming against such title.

        IN WITNESS WHEREOF the Seller has caused this instrument to be duly executed and delivered as of this 30th day of August, 1997.


                                            THE LIGHTSPAN PARTNERSHIP, INC.



                                            By: /s/ MICHELLE HAYS
                                               ----------------------------
                                              Name: Michelle Hays
                                              Title: VP Finance

                                  BILL OF SALE


        KNOW ALL PERSONS BY THESE PRESENTS THE LIGHTSPAN PARTNERSHIP, INC. (the "Seller"), for One Hundred Thousand and 00/100 Dollars ($100,000.00) and other valuable consideration to it in hand paid, receipt of which is hereby acknowledged, does unconditionally, absolutely and irrevocably grant, sell, assign, transfer and convey unto TRANSAMERICA BUSINESS CREDIT CORPORATION and its assignees or successors (collectively, the "Buyer"), all of the Seller's right, title and interest in and to the equipment described on Exhibit II hereto (collectively, the "Equipment").

        TO HAVE AND TO HOLD said Equipment unto the said Buyer, to and for its use forever.

        AND, the Seller hereby warrants, covenants and agrees that it (a) has good and marketable title to the Equipment, free and clear of any liens and other encumbrances; and (b) will warrant and defend the sale of the Equipment against any and all persons claiming against such title.

        IN WITNESS WHEREOF the Seller has caused this instrument to be duly executed and delivered as of this 30th day of August, 1997.



                                        THE LIGHTSPAN PARTNERSHIP, INC.



                                        By: /s/ MICHELLE HAYS
                                           ----------------------------
                                           Name: Michelle Hays
                                           Title: VP Finance

                         THE LIGHTSPAN PARTNERSHIP, INC.


                            CONTACT INFORMATION FORM


        Please provide us with the names and telephone numbers of the individuals that we should contact when inquiring about the following:

                      1.    DOCUMENTATION QUESTIONS

                      2.    ACCOUNTS PAYABLE

                      3.    EQUIPMENT QUESTIONS

                      4.    INSURANCE QUESTIONS

1. NAME: Kathy White        PHONE:(619)824-8352
2. NAME: Lana Tice          PHONE:(619)824-8328
                              FAX:(619)824-8001

   BILLING ADDRESS: 10140 Campus Point Dr.
                    San Diego CA  92121



3. NAME: Kathy White        PHONE:(619)824-8352
4. NAME: Kathy White        PHONE: (619)824-8352

                                 (PLEASE PRINT)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     DATE (MM/DD/YY)
ACORD.                                               CERTIFICATE OF INSURANCE                                               08/20/97
------------------------------------------------------------------------------------------------------------------------------------
PRODUCER                                                         THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION
  JOHNSON & HIGGINS                                              ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE
  4275 EXECUTIVE SQUARE, SUITE 600                               HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR
  SAN DIEGO, CA 92037                                            ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.
                                                                 -------------------------------------------------------------------
  (619) 587-1700                                                 COMPANY
  00003-00005                                                       A    ST. PAUL FIRE & MARINE INSURANCE COMPANY
------------------------------------------------------------------------------------------------------------------------------------
INSURED                                                          COMPANY
                                                                    B
  THE LIGHTSPAN PARTNERSHIP, INC                                 ------------------------------------------------------------------
  2382 FARADAY AVENUE, SUITE 30                                  COMPANY
  CARLSBAD, CA 92008                                                C
                                                                 -------------------------------------------------------------------
                                                                 COMPANY
                                                                    D
------------------------------------------------------------------------------------------------------------------------------------
COVERAGES

   THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY
   PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH
   THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN. THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE
   TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.
------------------------------------------------------------------------------------------------------------------------------------

 CO
LTR         TYPE OF INSURANCE               POLICY NUMBER   POLICY EFFECTIVE   POLICY EXPIRATION             LIMITS
                                                             DATE (MM/DD/YY)    DATE (MM/DD/YY)
------------------------------------------------------------------------------------------------------------------------------------
 A   GENERAL LIABILITY                   TE 06101086             11/01/96           11/01/97       GENERAL AGGREGATE      $2,000,000
                                                                                                   ---------------------------------
     [X] COMMERCIAL GENERAL LIABILITY                                                              PRODUCTS-COMP/OP AGG   $2,000,000
                                                                                                   ---------------------------------
     [ ] [ ] CLAIMS MADE [X] OCCUR                                                                 PERSONAL & ADV INJURY  $1,000,000
                                                                                                   ---------------------------------
     [ ] OWNER'S & CONTRACTOR'S PROT                                                               EACH OCCURRENCE        $1,000,000
                                                                                                   ---------------------------------
     [ ] ____________________________                                                              FIRE DAMAGE
                                                                                                   (Any one fire)         $  250,000
     [ ]                                                                                           ---------------------------------
                                                                                                   MED EXP
                                                                                                   (Any one person)       $   10,000
------------------------------------------------------------------------------------------------------------------------------------
 A   AUTOMOBILE LIABILITY
                                                                                                   COMBINED SINGLE LIMIT  $
     [ ] ANY AUTO                                                                                  ---------------------------------
     [ ] ALL OWNED AUTOS                                                                           BODILY INJURY          $
     [ ] SCHEDULED AUTOS                                                                           (Per person)
     [ ] HIRED AUTOS                                                                               ---------------------------------
     [ ] NON-OWNED AUTOS                                                                           BODILY INJURY          $
     [ ] ___________________________                                                               (Per accident)
     [ ]                                                                                           ---------------------------------
                                                                                                   PROPERTY DAMAGE        $
------------------------------------------------------------------------------------------------------------------------------------
     GARAGE LIABILITY                                                                              AUTO ONLY - EA         $
                                                                                                   ACCIDENT
     [ ] ANY AUTO                                                                                  ---------------------------------
     [ ] ___________________________                                                               OTHER THAN AUTO ONLY:
     [ ]                                                                                           ---------------------------------
                                                                                                         EACH ACCIDENT    $
                                                                                                   --------------------------------
                                                                                                             AGGREGATE    $
------------------------------------------------------------------------------------------------------------------------------------
     EXCESS LIABILITY                                                                              EACH OCCURRENCE        $
                                                                                                   ---------------------------------
     [ ] UMBRELLA FORM                                                                             AGGREGATE              $
     [ ] OTHER THAN UMBRELLA FORM                                                                  ---------------------------------
                                                                                                                          $
------------------------------------------------------------------------------------------------------------------------------------
     WORKERS COMPENSATION AND                                                                      [ ] STATUTORY LIMITS
     EMPLOYERS' LIABILITY                                                                          ---------------------------------
     THE PROPRIETOR/                                                                               EACH ACCIDENT          $
     PARTNERS/EXECUTIVE   [ ] INCL                                                                 ---------------------------------
     OFFICERS ARE:        [ ] EXCL                                                                 DISEASE - POLICY LIMIT $
                                                                                                   ---------------------------------
                                                                                                   DISEASE - EACH         $
                                                                                                   EMPLOYEE
------------------------------------------------------------------------------------------------------------------------------------
 A   OTHER                               TE 06101086             11/01/96           11/01/97       $590,000 BUS.PERS.PROP
     PROPERTY COVERAGE                                                                             $1,765,000 BLKT.EDP.EQUIP.
     SPECIAL FORM                                                                                  $1,000 DEDUCTIBLE
     EXCL. EQ AND FLOOD                                                                            REPLACEMENT COST
------------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS (LIMITS MAY HAVE BEEN REDUCED BY PAID CLAIMS AND MAY HAVE DEDUCTIBLES OR
RETENTIONS)

  CERTIFICATE HOLDER IS NAMED AS ADDITIONAL INSURED (GENERAL LIABILITY) AND LOSS PAYEE (PROPERTY) AS RESPECTS EQUIPMENT LEASED TO
  THE NAMED INSURED BY THE CERTIFICATE HOLDER.

------------------------------------------------------------------------------------------------------------------------------------
CERTIFICATE HOLDER                                       CANCELLATION
------------------------------------------------------------------------------------------------------------------------------------

  TRANSAMERICA BUSINESS CREDIT CORPORATION                   SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE
  TECHNOLOGY FINANCE DIVISION ("TBCC")                       EXPIRATION DATE THEREOF, THE ISSUING COMPANY WILL ENDEAVOR TO MAIL
  76 BATTERSON PARK ROAD                                     030 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT,
  FARMINGTON, CT 06032 2571                                  BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR LIABILITY
                                                             OF ANY KIND UPON THE COMPANY, ITS AGENTS OR REPRESENTATIVES.

                                                         AUTHORIZED REPRESENTATIVE
                                                             JOYCE D. MCKINNON      /s/ JOYCE D. MCKINNON
------------------------------------------------------------------------------------------------------------------------------------
ACORD 25-S (3/93)                                                                                          (c)ACORD CORPORATION 1988
------------------------------------------------------------------------------------------------------------------------------------

0088888000021004

FINANCING STATEMENT - FOLLOW INSTRUCTIONS CAREFULLY
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

A.  NAME & TEL. # OF CONTACT AT FILER (optional)     B.  FILING OFFICE ACCT #
                                                         (optional)
_______________________________________________
C.  RETURN COPY TO: (Name and Mailing Address)

     Data File Services, Inc.
     P.O. Box 275
     Van Nuys, CA 91408-2750

D. OPTIONAL DESIGNATION (if applicable): LESSOR/LESSEE CONSIGNOR/CONSIGNEE NON-UCC FILING

_____________________________________________________________________________
1.  DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)
    FILED WITH    CALIFORNIA

    1a. ENTITY'S NAME

        THE LIGHTSPAN PARTNERSHIP, INC.

OR

    1b.  INDIVIDUAL'S LAST NAME      FIRST NAME       MIDDLE NAME        SUFFIX


    1c.  MAILING ADDRESS            CITY           STATE   COUNTRY   POSTAL CODE
         10140 CAMPUS POINT DRIVE   SAN DIEGO      CA                  92121

    1d.   S.S. OR TAX I.D. #    OPTIONAL
                              ADD'NL INFO RE
                              ENTITY DEBTOR
    1e. TYPE OF ENTITY

    1f. ENTITY'S STATE OR COUNTRY OF ORGANIZATION

    1g. ENTITY'S ORGANIZATIONAL I.D. #, if any          NONE

_______________________________________________________________________________
2.  ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name
    (2a or 2b)  1070-001  1070-001

    2a. ENTITY'S NAME

OR

    2b.  INDIVIDUAL'S LAST NAME      FIRST NAME    MIDDLE NAME    SUFFIX

    2c.  MAILING ADDRESS             CITY          STATE   COUNTRY  POSTAL CODE


    2d.   S.S. OR TAX I.D. #    OPTIONAL
                              ADD'NL INFO RE
                              ENTITY DEBTOR
    2e. TYPE OF ENTITY

    2f. ENTITY'S STATE OR COUNTRY OF ORGANIZATION

    2g. ENTITY'S ORGANIZATIONAL I.D. #, if any          NONE

________________________________________________________________________________
3. SECURED PARTY'S (ORIGINAL S/P OR ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)

    3a. ENTITY'S NAME
        TRANSAMERICA BUSINESS CREDIT CORPORATION

OR

    3b.  INDIVIDUAL'S LAST NAME      FIRST NAME         MIDDLE NAME      SUFFIX

    3c.  MAILING ADDRESS
         9399 WEST HIGGINS ROAD, SUITE 600
                                       CITY         STATE  COUNTRY  POSTAL CODE
                                       ROSEMONT     IL                 60018
______________________________________________________________________________
4.  This FINANCING STATEMENT covers the following types or items of property:
See attached extension sheet for Collateral Statement







_______________________________________________________________________________
5.  CHECK [ ]      This FINANCING STATEMENT is signed by he Secured Party
    BOX            instead of the Debtor to perfect a security interest (a) in collateral already subject to a security interest in another jurisdiction when it was brought into this state, or when
    (if            the debtor's location was changed to this state, or (b) in
     applicable)   accordance with other statutory provisions (additional data may be required)

________________________________________________________________________________
6.  REQUIRED SIGNATURE(S)
    THE LIGHTSPAN PARTNERSHIP, INC.
    MICHELLE M. HAYS   VICE PRESIDENT   /s/ MICHELLE M. HAYS

_______________________________________________________________________________
7.  If filed in Florida (check one)

    [ ] Documentary stamp tax paid
    [ ] Documentary stamp tax not applicable

_______________________________________________________________________________
8. [ ] This FINANCING STATEMENT is to be filed (for record) (or recorded) in the REAL ESTATE RECORDS

        Attach Addendum  (if applicable)
_______________________________________________________________________________
9.  Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s)
    (ADDITIONAL FEE)
    (optional)
    [ ] All Debtors
    [ ] Debtor 1
    [ ] Debtor 2

_______________________________________________________________________________
(1) FILING OFFICER COPY - NATIONAL FINANCING STATEMENT (FORM UCC 1) (TRANS)(REV. 12/18/95)

                       SCHEDULE TO MASTER LEASE AGREEMENT

                          Dated as of October 22, 1997

                                 Schedule No. 1

LESSOR NAME & MAILING ADDRESS                    LESSEE NAME & MAILING ADDRESS
Transamerica Business Credit Corporation         The Lightspan Partnership, Inc.
Riverway II                                      10140 Campus Point Drive
West Office Tower                                San Diego, California  92121
9399 West Higgins Road
Rosemont, Illinois  60018

Equipment Location (if different than Lessee's address above):

This Schedule covers the following described equipment ("Equipment"):

                See Exhibit II attached hereto and made a part hereof.

The Equipment is hereby leased pursuant to the provisions of the Master Lease Agreement between the undersigned Lessee and Lessor dated August 14, 1997 (the "Master Lease"), the terms of which are incorporated herein by reference thereto, plus the following additional terms, provisions, and modifications. The Lessor reserves the right to adjust the monthly payments in accordance with the Commitment Letter dated August 5, 1997, if the Lessor has not received this Schedule and an Acceptance and Delivery Certificate executed by the Lessee within five business days from the date first set forth above.

1.     Term (Number of Months)                                            36 months
2.     Equipment Cost                                                     $260,864.65
3.     Commencement Date                                                  October  30, 1997
4.     Rate Factor                                                        3.169% of Equipment Cost
5.     Total Rents                                     $297,604.80
       Total sales/use tax                             $ 22,972.68        $320,577.48
                                                       -----------

6.     Advance Rents (first month)                     $  8,266.80
       Sales/use tax for advance rent                  $    638.13        $8,904.93
                                                       -----------
7.     Monthly rental payments                         $  8,266.80
       Monthly sales/use tax                           $    638.13        $8,904.93
                                                       -----------
       and the second such rental payment
       will be due on                                                     December 1, 1997
       and subsequent rental payments will
       be due on the same day of each month thereafter

8.     Security Deposit                                                   NONE

9.     In addition to the monthly rental
       payments provided for herein, Lessee shall
       pay to Lessor, as interim rent, payable on
       the commencement date specified above, an
       amount equal to 1/30th of the monthly rental
       payment (including monthly sales/use tax)
       multiplied by the number of days from and
       including the commencement date through the
       end of the same calendar month.                                    $593.66

Equipment Location with Tax Rates

                                                                                     SALES TAX
     EQUIPMENT                          SALES TAX     TAX         RATE    PAYMENT      INTERIM      MONTHLY
       COST           LOCATION            RATE       AMOUNT      FACTOR    AMOUNT        RENT     TAX PAYMENT
       ----           --------            ----       ------      ------    ------        ----     -----------
  $     395.50     LANDSDALE, PA          7.00%       27.69      3.169%     12.60         .06          .89

  $     200.00     COLUMBUS, OHIO         5.75%       11.50      3.169%      6.30         .02          .37

  $     395.50     WASHINGTON, D.C.       5.75%       22.74      3.169%     12.60         .05          .72

  $     386.50     FREDRICK, MD           5.00%       19.33      3.169%     12.30         .04          .62

  $     386.50     MARIETTA, GA           5.00%       19.33      3.169%     12.30         .04          .61

  $     386.50     PENFIELD, NY           8.00%       30.92      3.169%     12.30         .06          .98

  $     372.50     MICHIGAN CITY, IN      5.00%       18.63      3.169%     11.85         .04          .59

  $     745.00     DENVER, CO             7.30%       54.39      3.169%     23.55         .11         1.72

  $     372.50     PHOENIX, AZ            7.05%       26.26      3.169%     11.85         .06          .83

  $     413.22     VANCOUVER, WA          7.60%       31.40      3.169%     13.05         .07          .99

  $     389.98     PASSAIC, NJ            6.00%       23.40      3.169%     12.30         .00          .00

  $     360.50     NEW YORK, NY           8.25%       29.74      3.169%     11.40         .06          .94

  $     391.50     SEATTLE, WA            8.60%       33.67      3.169%     12.45         .07         1.07

  $     167.50     MAPLETON, UT           6.00%       10.05      3.169%      5.10         .02          .30

  $ 255,501.45     SAN DIEGO, CA          7.75%   19,801.36      3.169%  8,096.85       41.84       627.50

  $ 260,864.65                                   $20,136.99              8,266.80       42.54       638.13

Renewal terms:

In the event the Lease does not exercise the Purchase Option described below, the Lease shall automatically renew for a term of 12 months with Monthly Rental equal to 1.5% of the original Equipment Cost payable monthly in advance. At the expiration of the renewal period, the Lessee shall have the option to purchase all (but not less than all) the Equipment for its then current Fair Market Value, plus applicable sales and other taxes.

The Lessee shall have the option to purchase all (but not less than all) the Equipment at the expiration of the term of the lease for the then Fair Market Value of the Equipment, plus applicable sales and other taxes. It shall be agreed that the Fair Market Value shall not be less than 10% of the Equipment Cost nor more than 20% of the Equipment Cost plus applicable dales and other taxes.

Lessee hereby irrevocably authorizes Lessor to insert in this Schedule the Commencement Date and the due date of the first rental payment.

Except as expressly provided or modified hereby, all the terms and provisions of the Master Lease Agreement shall remain in full force and effect.

The Purchase Date shall be October 1, 2000.

The Stipulated Loss Value of any items of Equipment shall be an amount equal to the present value of all future Rent discounted at a rate of 6% per annum plus the Reversionary Value.

The Reversionary Value of any item of Equipment shall be 20% of Equipment Cost.

TRANSAMERICA BUSINESS CREDIT                THE LIGHTSPAN PARTNERSHIP,
 CORPORATION                                INC._______________________

(Lessor)                                    (Lessee)

By: /s/ MEG LENGSON                         By: /s/ [Signature Illegible]
   -------------------------------             ---------------------------------
        Meg Lengson

Title: ASSISTANT VICE PRESIDENT             Title: VP FINANCE
      ----------------------------                ------------------------------

                           Revised on November 3 1997
                               CLOSING STATEMENT

                                                          LEASEPLUS NO. 1070-001
LESSEE    LIGHTSPAN PARTNERSHIP, INC.
RENTAL SCHEDULE NO. 1
================================================================================

Interim Rent ( 2 Days) @ $275.56                                   $    551.12
(10/30/97 through 10/31/97)

Rental Payments
November 1, 1997                                                   $  8,266.80

                                                    SUB-TOTAL      $  8,817.92

Sales/Use Tax (%) Various States (See Attached)
Advanced Rentals                                                   $    638.13
Interim Rent                                                       $     42.54
New Jersey Sales Tax- Due Upfront                                  $     23.40
                                                    SUB-TOTAL      $    704.07

Total for Rentals and Taxes ......................                 $  9,521.99

Documentation Fee                                                  $
  Includes: UCC Preparation & Filing $____________
          Lien Search                $____________

Attorney Fee .....................................                 $  1,500.00

Credits ..........................................                 $ (8,926.62)
Deducted from proceeds                $8,926.62
Deducted from commitment fee          $1,500.00

               GRAND TOTAL DUE........................             $    595.37 *

PROCEEDS OF SALE LEASEBACK AGREEMENT                               $260,864.65
LESS: DUE TO TBCC                                                  $  8,926.62
                                                                   -----------
NET TO LIGHTSPAN PARTNERSHIP                                       $251,938.03

  * Notes:
1. Attorney Fee in the amount of $1,500.00 and documentation fee will be deducted from commitment fee.
2. TBCC will credit $2,217.35 towards payment due December 1, 1997 from Commitment Fee. Balance of $6,687.58 will be billed.
3. Also, TBCC will deduct $595.37 (revised amount owed to TBCC on Schedule No. 1 from Commitment Fee.)


Date Prepared           11-3-97
Contract Administration M. Lengson
Marketing               W. Dial

                                   EXHIBIT II

    To:    X     Schedule No. 1 to Master Lease Agreement
           X     UCC
           X     Sale and Leaseback Agreement
           X     Bill of Sale

                                                                              Purch.        Invoice         Submitted
Qty                 Equipment Description          Vendor                      Date         number            Costs
---                 ---------------------          ------                     ------        -------         ---------

  1   DELL POWEREDGE 4100 & ACCESSORIES            Dell                        02/10/97      100951888      17,096.00
 35   HYUNDAI DELUXSCAN 14S COLOR MONITORS         Multiple Zones Internatio   03/05/97   103124101025       6,475.00
  1   S60ABC BOOKCASE, 3-OFFICE STAR CHAIRS        Office Furniture Networki   03/05/97          13735         245.00
  2   SONY MULTISCAN 15SX MONITORS. W/ERASING P    Multiple Zones Internatio   03/05/97   105329001018         817.00
  1   VIRC042R TABLETOP W/663-36 BASE-CHROME       Office Furniture Networki   03/05/97          13736         150.00
  1   PERFORMANTX 1400 MONITOR, HPDESKJET 400      Multiple Zones Internatio   03/06/97   106477501016         384.50
 58   INTEL PENT 120MHZ SNGLCPU/FAN HEATSINK 00    Multiple Zones Internatio   03/12/97   103124101032       6,902.00
  1   TOISHIBA LAPTOP AND ZENITH ACCESSORIES       CompuSource                 03/17/97            370       3,472.20
  1   PERFORMANTZ 1400 MONITOR, 6FT CABLE          Multiple Zones Internatio   03/18/97   116813501013         205.50
  1   CISCO PRO ETHERSWITCH 1220, 3COM 3C250A-T    Vortex Data Systems         03/20/97         962233       5,847.00
  1   NOVELL INTRANETWARE UPG4.11 & ACCESSORIE     Vortex Data Systems         03/20/97         962298       6,532.00
  3   MASONVII MPEG CARD SN-7204093,094,095        Wired                       03/21/97      960-12256       1,275.00
  1   3.5'LP4.3GB SNJDB63123 7 ACCESSORIES         Consan Storage Solution     03/28/97          30977       3,475.00
  1   HP DESKJET 400 INKJET PRINTER                Multiple Zones Internatio   03/29/97   116813501020         179.00
  2   DIGI MIL 180T 100 BASET FIBER CONVERTER      Crown Communications        03/31/97           3749       1,078.00
  1   PHOTODELUXE & PAGEMANAGER                    Creative Computer           03/31/97   P18136020102         410.00
  4   TOMCAT 1563 SINGLE PENTIUM 512K              Multiple Zones Internatio   04/05/97   125770701015         676.00
  1   INTEL PENTIUM PRO CPU AND ADEPTEC 2940       CompuSource                 04/11/97            412         728.75
  1   PERFORMANTZ MONITOR, HP 400, CABLE           Multiple Zones Internatio   04/12/97   136040501013         375.50
  1   PERFORMANTZ MONITOR, HP 400, CABLE           Multiple Zones Internatio   04/12/97   136049501014         375.50
  1   PERFORMANTZ MONITOR, HP 400, CABLE           Multiple Zones Internatio   04/12/97   136055301011         375.50
 10   8MB SIMM EDO 2X32 60NS W MODEM EXT & CABL    Creative Computer           04/14/97   P19000450101       1,815.00
  4   COMPAQ NETELLIGENT DUAL 10/100 CONT          Vortex Data Systems         04/14/97         962436       1,368.00
  1   DIM-P166V, I MB VID, MT BASE & ACCESSORIES   Dell                        04/14/97      108622762       2,529.00
  1   4.3GB AV IBM CAPRICORN HD LA CIE             Creative Computer           04/16/97   P19084620101         735.00
  1   HON17720 2DWRPED,2 GLOBE 30X36 BOOKCASES     Office Furniture Networki   04/17/97          13954         512.00
  2   TOISHIBA LAPTOP AND TI 100 BATTERY           CompuSource                 04/17/97            415         535.00

                                   EXHIBIT II

To:    X     Schedule No. 1 to Master Lease Agreement
       X     UCC
       X     Sale and Leaseback Agreement
       X     Bill of Sale

1   TP 365XD P133 8/1.35GBHD 6CD 11.3 SVGA, THNKP      Multiple Zones Internatio      04/19/97   142652801014       2,993.98
13  ZENITH 13"COLOR TV W/ HEADPHONE JACK               Audio Video Supply             04/22/97          40844       2,275.00
10  SVGA 14'MONITORS AND LAN ADAPTER, MEM              Creative Computer              04/25/97   P19368360101       3,224.00
1   HYUNDAI DELUXSCAN 14S MEPHA703200844, PRN          Multiple Zones Internatio      04/26/97   147208401014         361.50
1   HYUNDAI MONITOR MEHPA 703200851, HP PRINTE         Multiple Zones Internatio      04/26/97   147192201010         361.50
1   HYUNDAI MONITOR MEPHA703200870, HP PRNTER          Multiple Zones Internatio      04/26/97   147199701018         361.50
1   DIM XPS M200S,512K,MMX.MINI, TOWER BA              Dell                           04/30/97      110064581       3,750.00
15  REAL MAGIC MAXIMA WHITE BOX                        Creative Computer              05/01/97   P19390290101       2,985.00
2   INTEL PENTIUM PRO CPU                              CompuSource                    05/02/97            448       2,342.00
1   DPT PCI SCSI RAID CONTROL CARD & CHIP & AD         CompuSource                    05/05/97            455       3,570.00
1   PERFORMANTZ MONITOR F16A18946                      Multiple Zones Internatio      05/06/97   153214501013         369.50
2   MULTISCAN 200SX TRINITRON MONITORS & ACCE          Creative Computer              05/13/97   P19952070101       3,438.00
2   CPU PM9600/233 32/4112X/512K, S/N XB7190E30XJ      Apple Computer, Inc.           05/14/97          14167       3,470.00
1   HYUNDAI MONITOR MEPHA703200854,HP PRINTER          Multiple Zones Internatio      05/15/97   160017001015         361.50
1   JESIN7P RAID BOX BAY CHASSIS                       Crown Communications           05/20/97           3845       2,354.00
2   cHEETAH 4LP 4.29GB & ACCESSORIES                   Multiple Zones Internatio      05/28197   168106501019       3,608.00
2   FILES AND LOCKS                                    Corporate Express              05/28/97       11382476         565.00
15  HYUNDAI DELUXSCAN COLOR MONITORS, 8MB 2X           Multiple Zones Internatio      05/28/97   168120501019       4,140.00
15  T024X48X26 OAK TABLES                              City Office Furniture(Tish     05/28/97        ER 5/31       1,518-25
1   COMPAQ 42U RACK19",6 - 4.3GB HOT-PLUGGABLE         Vortex Data Systems            05/30/97         963117       9,578.00
25  ZENITH 13"COLOR TV W/ HEADPHONE JACK               Audio Video Supply             05/30/97          41616       4,375.00
1   CAVIAR 2.1GB,16MB 4X32 72 PINS & ACCESSORIES       Multiple Zones Internatio      05/31/97   170749601018       1,663.00
1   HYUNDAI 17B COLOR MONITOR MEGHA610301957           Multiple Zones Internatlo      05/31/97   170756801012         369.98
15  HON ERGO STENO, ADJ ARM SET & CABINET              Corporate Express              06/11/97       11382376       2,069.50
2   SIGMA REAL MAGIC MAXIMA 10PK                       CDW                            06/12/97        5782508       3,674.00
16  MAXIMA PRO WHITE BOX 24 BIT & REALMAGIC 2M         Creative Computer              06/13/97   P20947520101       4,781.00
80  P120 CHIPS                                         Crown Communications           06/17/97           3915      10,120.00
1   ASSEMBLE & TEST SYSTEM INTEGRATION                 Consan Storage Solution        06/18/97        6387254       1,135.00
99  8MB MEM MOD 2X32 60NS EDO 72-PIN                   Creative Computer              06/18/97   P21078810101       4,300.00
1   SURESTORE CD-WRITER. S/N SBE03716269               Byte & Floppy (Prat ER)        06/18/97        ER 6/21         449.00

                                   EXHIBIT II

To:    X     Schedule No. 1 to Master Lease Agreement
       X     UCC
       X     Sale and Leaseback Agreement
       X     Bill of Sale

                                                                                    Purch.        Invoice        Submitted
Qty.                  Equipment Description                Vendor                   Date          Number           Costs
----                  ---------------------                ------                   ------        -------        ---------
1     TRINTRON MONITOR & ACCESORIES                      Creative Computer        06/19/97    P21164670101          797.00
      FURNITURE                                          Boise Cascade            06/20/97          596014        1,568.00
1     3COM SSII SWITCH 10024PT ETH & ACCESSORIES         Vortex Data Systems      06/26/97          963329        6,729.00
1     HP LASER JET SN - USBK147042                       Creative Computer        06/26/97    P21396850101        3,400.00
80    P120 ACPU's W/HEAT SINK & FAN SKIP120              Crown Communications     06/27/97            3947       10,120.00

                        TOTAL TAXABLE EQUIPMENT                                                                 171,745.66
                                                                                                                -----------

                                                                                    Purch.        Invoice        Submitted
Qty.                  Equipment Description                Vendor                   Date          Number           Costs
----                  ---------------------                ------                   ------        -------        ---------
1     8410 DIG VOICE TER W/DIS                           Lucent Technologies      07/01/97        31309763        2,360.00
1     HON 6314SAB TASK CHAIR                             Office Furniture Networki07/01/97           14358          285.00
1     DELL DIMENSIONXPS 200MHZ PENTIUM PROCESS           Dell                     07/02/97       116410937        2,477.00
7     RIVET LOCKS                                        C&H Distributors         07/02/97       286076201          662.80
6     60X24X60'CARTS                                     C&H Distributors         07/03/97       285823601        2,358.00
3     DIMENSION XPS H266MHZ MINITOWER PENTIUM 11         Dell                     07/11/97       117379560        9,105.00
1     CAVIER 2.OGB EIDE                                  Creative Computer        07/15/97    P21719640102          286.00
2     COMPAQ PROLIANT 800 6/200, SONY MONITOR & A        Vortex Data Systems      07/15/97          970031       12,930.00
2     MULTISCAN 100SX & ACCESSORIES                      Creative Computer        07/15/97    P21719640102        1,898.00
      FURNITURE                                          Boise Cascade            07/16/97       7/15-7/31        4,077.64
1     SONY-V VIDEORECORDERS AND BATTERY                  The Good Guys (Tish ER   07/17/97        CE273392          249.99
1     SONY-V VIDEORECORDERS AND BATTERY                  The Good Guys (Tish ER   07/17/97        CE273392          249.99
1     MULTISCAN 100SX S011181941B & ACCESSORIES          Creative Computer        07/21/97    P22087340101          325.00
1     MULTISCAN 100SX S011194267G & ACCESSORIES          Creative Computer        07/21/97    P22112350101          465.00
1     HP DESKJET400 MY6401E016                           Multiple Zones Internatio07/22/97    1859442-0101          180.50

                                            EXHIBIT II

To:    X     Schedule No. 1 to Master Lease Agreement
       X     UCC
       X     Sale and Leaseback Agreement
       X     Bill of Sale

                                                                                    Purch.        Invoice        Submitted
Qty.                  Equipment Description                Vendor                   Date          Number           Costs
----                  ---------------------                ------                   ------        -------        ---------
1     HP DESKJET 400 PRINTER 6'CABLE                     Multiple Zones Internatio 07/22/97   1859060-0101         180.50
3     ETHEREXPRESS PRO 10/100 PCI TX ENET MODE           Creative Computer         07/25/97   P22265290101       1,125.00
1     PERFORMANTZ 1400 MONITOR MEVHA703200652            Multiple Zones Internatio 07/25/97   2050200-0101         156.50
7     2 MITS-T,2-RCA,3-PANAS TELEVISIONS                 The Good Guys (Tish ER    07/29/97       CE275551       1,559.91
1     DIMENSION XPS H266MHZ MINITOWER, PENTIUM II        Dell                      07/29/97      119457562       3,190.00
1     DIMENSION XPS H266MHZ MINITOWER, PENTIUM II        Dell                      07/29/97      119457877       3,230.00
1     DIMENSION XPS H266MHZ MINITOWER, PENTIUM II        Dell                      07/29/97      119459287       3,216.00
1     DIMENSION XPS H266MHZ MINITOWER, PENTIUM II        Dell                      07/29/97      119459659       3,136.00
1     HP DESKJET 400, CABLE, HISPEED CABLE, INTERN       Multiple Zones Internatio 07/29/97   2072177-0101       1.535.50
1     PERFORMANTZ 1400 MONITOR MEVHA703200384            Multiple Zones Internatio 07/29/97   1859060-0102         169.00
1     PERFORMANTZ 1400 MONITOR MEVHA703200683            Multiple Zones Internatio 07/29/97   1859442-0102         169.00
1     DIMENSION XPS H266MHZ MINITOWER, PENTIUM II        Dell                      07/30/97      119489532       3.319.00
1     DIMENSION XPS H226MHZ MINITOWER, PENTIUM II        Dell                      07/31/97      119458628      12.468.00
1     MULTISCAN 200 SX TRINITRON S011169637J             Creative Computer         07/31/97   P22472540101         615.00
2     PENTIUM PROCESSOR 200MHZ W/MMX                     Creative Computer         08/06/97   P22617830101         570.00
8     T02448 WORK TABLES 24X48X26"                       City Office Furniture(Tish08/06/97        ER 8/23         845.60
1     HP DESKJET 672C & 2 OPTIQUEST MON 2A7110084        Creative Computer         08/08/97   P22722840101         571.00
1     HP DESKJET672 & OPTIQUEST MONIT 2A71100836         Creative Computer         08/08/97   P22717180101         386.00
1     DESKTOPMASTERRVERB.2-PATCHBAYCABLES                Professional Sound & Mu   08/12/97          28073         570.00
1     TYAN PENTIUM MOTHERBOARD WITH ACCESSORI            Multiple Zones Internatio 08/12/97   2165898-0101         400.96
1     4X32 60 8CHIP 72 PIN 16MB TIN & 9FX MOTION CAR     Creative Computer         08/13/97   P22880860101         160.00
1     HON 6314AB12T,HON 6313AB12T, VDT SLEEVE            Office Furniture Networki 08/13/97          14634         564.00
1     OPTIQUEST MONITOR 2A71500915 &6 REAL MAGIC         Creative Computer         08/13/97   P22880140102       1,757.00
11    OPTIQUEST V641 14IN MULT 28MM & ETHEREXPRE         Creative Computer         08/13/97   P22880140101       2,945.00
1     OPTIQUEST V641 MONITOR 2A71500624                  Creative Computer         08/13/97   P22879120101         185.00

                                   EXHIBIT II

                      To:    X     Schedule No. 1 to Master Lease Agreement
                             X     UCC
                             X     Sale and Leaseback Agreement
                             X     Bill of Sale

                                                                                    Purch.        Invoice        Submitted
Qty.                  Equipment Description                Vendor                   Date          Number           Costs
----                  ---------------------                ------                   ------        -------        ---------

12    120 MHZ PENTIUM PROCESSORS                     Crown Communications          08/14/97           4061       1,518.00
      FURNITURE                                      Boise Cascade                 08/14/97       8/1-8/14       6,001.10
1     CAVIA 2.0GB EIDE WT3690274817 & 8MB MOD        Creative Computer             08/20/97   P23131480101         666.00

      TOTAL FOR EXEMPT EQUIPMENT                                                                                89,118.99
                                                                                                               ----------
                                                                                                               ----------
      GRAND TOTAL                                                                                              260,864.65
                                                                                                               ==========


Lessor:                                    Lessee:
Transamerica Business Credit               The Lightspan Partnership, Inc.
Corporation


BY: /s/ MEG LENGSON                        BY: [SIGNATURE ILLEGIBLE]
   ----------------------                     --------------------------
Title:       Meg Lengson                   Title: VP FINANCE
      -------------------------                  -----------------------
      Assistant Vice President

                          LIGHTSPAN PARTNERSHIP, INC.
                                    1070-001
                       EQUIPMENT LOCATION WITH TAX RATES

--------------------------------------------------------------------------------------------------------------------
EQUIPMENT                          SALES TAX      TAX             RATE      PAYMENT        SALES TAX      MONTHLY
  COST         LOCATION               RATE       AMOUNT          FACTOR      AMOUNT      INTERIM RENT   TAX PAYMENT
--------------------------------------------------------------------------------------------------------------------

$    395.50    LANDSDALE, PA       7.00%               27.69     3.169%       12.53       0.03           0.0877
--------------------------------------------------------------------------------------------------------------------
$    200.00    COLUMBUS, OHIO      5.75%               11.50     3.169%        6.34       0.01           0.0364
--------------------------------------------------------------------------------------------------------------------
$    395.50    WASHINGTON, D.C.    5.75%               22.74     3.169%       12,53       0.24           0.0721
--------------------------------------------------------------------------------------------------------------------
$    386.50    FREDRICK, MD        5.00%               19.33     3.169%       12.25       0.02           0.0612
--------------------------------------------------------------------------------------------------------------------
$    386.50    MARIETTA, GA        5.00%               19.33     3.169%       12.25       0.02           0.0612
--------------------------------------------------------------------------------------------------------------------
$    386.50    PENFIELD, NY        8.00%               30.92     3.169%       12.25       0.03           0.0980
--------------------------------------------------------------------------------------------------------------------
$    372.50    MICHIGAN CITY, IN   5.00%               18.63     3.169%       11.80       0.02           0.0590
--------------------------------------------------------------------------------------------------------------------
$    745.00    DENVER, CO          7.30%               54.39     3.169%       23.61       0.06           0.1723
--------------------------------------------------------------------------------------------------------------------
$    372.50    PHOENIX, AZ         7.05%               26.26     3.169%       11.80       0.03           0.0832
--------------------------------------------------------------------------------------------------------------------
$    413.22    VANCOUVER, WA       7.60%               31.40     3.169%       13.09       0.03           0.0995
--------------------------------------------------------------------------------------------------------------------
$    389.98    PASAIC, NJ          6.00%               23.40     3.169%       12.36       0.00           0.0000
--------------------------------------------------------------------------------------------------------------------
$    360.50    NEW YORK, NY        8.25%               29.74     3.169%       11.42       0.03           0.0943
--------------------------------------------------------------------------------------------------------------------
$    391.50    SEATTLE, WA         8.60%               33.67     3.169%       12.41       0.04           0.1067
--------------------------------------------------------------------------------------------------------------------
$    167.50    MAPLETON, UT        6.00%               10.05     3.169%        5.31       0.01           0.0318
--------------------------------------------------------------------------------------------------------------------
$255,501.45    SAN DIEGO,CA        7.75%           19,801.36     3.169%    8,096.84      20.92          62.7505
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
$260,864.65                                       $20,136.99               8,266.80      21.49             63.81
--------------------------------------------------------------------------------------------------------------------
                                                  TAXES DUE UPFRONT-nj     8,330.61 MONTHLY RENTAL


---------------------------------------------------------------------------
                                                                 DAILY RATE
---------------------------------------------------------------------------
                                                                     275.56
---------------------------------------------------------------------------
30-May-97           6.60%     INCREASE
---------------------------------------------------------------------------
17-Oct-97           6.01%     ONLY
---------------------------------------------------------------------------
                              NO ADJ.
---------------------------------------------------------------------------

                       ACCEPTANCE AND DELIVERY CERTIFICATE

        The Lightspan Partnership, Inc., as lessee ("Lessee") under the Master Lease Agreement dated as of August 14, 1997 between Lessee and Transamerica Business Credit Corporation, as Lessor, does hereby acknowledge the acceptance and delivery of the equipment listed in Lease Schedule No. 1, such acceptance and delivery having been made on the 30th day of October, 1997.


                                             THE LIGHTSPAN PARTNERSHIP, INC.


                                             By:[SIGNATURE ILLEGIBLE]
                                                ----------------------------
                                                Name:
                                                Title: VP FINANCE

                          SALE AND LEASEBACK AGREEMENT

     THIS SALE AND LEASEBACK AGREEMENT (this "Agreement"), is made as of October 22, 1997, among The Lightspan Partnership, Inc., a California corporation ("Seller"), and Transamerica Business Credit Corporation, a Delaware corporation ("Buyer").

                              W I T N E S S E T H:

     WHEREAS, Seller is the owner of the equipment more particularly described on Exhibit II hereto (the "Equipment");

     WHEREAS, Seller desires to sell to Buyer and Buyer desires to purchase from Seller the Equipment; and

     WHEREAS, Buyer, as a condition to such purchase, wishes to lease to Seller and Seller wishes to lease from Buyer the Equipment under the terms and conditions of the Master Lease Agreement dated as of August 14, 1997 and Schedule No. 1 thereto (collectively, as amended, supplemented or otherwise modified from time to time, the "Lease") between Buyer, as lessor, and Seller, as lessee.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   AMOUNT AND TERMS OF PURCHASE.

          (a) Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties of the Seller herein set forth, the Buyer agrees to purchase all of the Seller's right, title and interest in and to all of the Equipment such that the Buyer will become the owner of all such Equipment for all purposes whatsoever. The Seller hereby agrees that the Buyer is under no obligation to purchase any other equipment now or in the future and shall not assert a claim that the Buyer may have any such obligation.

          (b) The price to be paid by the Buyer with respect to the purchase of the Equipment (the "Purchase Price") is $260,864.65. The Purchase Price shall be payable to the Seller on the Lease Commencement Date (as defined in the Lease).

          (c) The Seller shall pay any and all applicable federal, state, county or local taxes and any and all present or future taxes or other governmental charges arising in connection with the sale of the Equipment hereunder, including sales, use or occupation taxes due upon the purchase by the Buyer.

          (d) The purchase of the Equipment shall be evidenced by a bill of sale, substantially in the form attached hereto as Exhibit A (the "Bill of Sale"), duly executed by the Seller.

     2. CONDITIONS TO PURCHASE. The obligation of the Buyer to purchase the Equipment is subject to the following conditions:

          (a) The Buyer shall have received this Agreement, duly executed by the Seller.

          (b) The Buyer shall have received the Bill of Sale, duly executed by the Seller.

          (c) The Buyer shall have received the Lease, duly executed by the Seller.

          (d) The Buyer shall have received resolutions of the Board of Directors of the Seller approving and authorizing the execution, delivery and performance by the Seller of this Agreement, the Lease and the notices and other documents to be delivered by the Seller hereunder and thereunder (collectively, the "Sale and Leaseback Documents").

          (e) The Buyer shall have received the certificate of title or similar evidence of ownership with respect to each item of Equipment and Uniform Commercial Code financing statements covering the Equipment in form and substance satisfactory to the Buyer, duly executed by the Seller.

          (f) No material adverse change has occurred with respect to the business, prospects, properties, results of operations, assets, liabilities or condition (financial or otherwise) of the Seller and its affiliates, taken as a whole, since January 31, 1995.

          (g) The Buyer shall have received all warranties and other documentation received or executed by Seller in connection with the original acquisition of the Equipment by the Seller (and by its execution hereof the Seller hereby assigns to the Buyer all such warranties and other Documentation).

          (h) The Buyer shall have received such other approvals, opinions or documents as the Buyer may reasonably request.

     3. REPRESENTATION AND WARRANTIES. To induce the Buyer to enter into this Agreement, the Seller represents and warrants to the Buyer that:

          (a) The Seller is duly authorized to execute, deliver and perform its obligations under each of the Sale and Leaseback Documents and all corporate action required on its part for the due execution, delivery and performance of the transactions contemplated herein and therein has been duly and effectively taken.

          (b) The execution, delivery and performance by the Seller of each of the Sale and Leaseback Documents and the consummation of the transactions contemplated herein and therein does not and will not violate any provision of, or result in a default under, the Seller's Articles or Certificates of Incorporation or By-laws or any indenture or agreement to which the Seller is a party or to which its assets are bound by any order, permit, law, statute, code, ordinance, rule, regulation, certificate or any other requirement of any governmental authority or regulatory body to which the Seller is subject, or result in the creation or imposition of any mortgage, deed of trust, pledge, security interest, lien or encumbrance of any kind upon or with respect to the Equipment or any proceeds thereof, other than those in favor of the Buyer as contemplated by the Sale and Leaseback Documents.

          (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Seller of any of the Sale and Leaseback Documents to which it is a party.

          (d) Each Sale and Leaseback Document to which the Seller is a party constitutes or will constitute, when delivered hereunder, the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its respective terms, except as such enforceability may be (i) limited by the effect of applicable bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally or (ii) subject to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding at equity or at law).

          (e) There are no actions, suits or proceedings pending, threatened against or affecting the Seller which seek to enjoin, prohibit or restrain the consummation of any of the transactions contemplated hereby or by the other Sale and Leaseback Documents.

          (f) Each item of Equipment is owned by the Seller free and clear of any liens and encumbrances of any kind or description. Upon purchase of the Equipment hereunder, the Buyer will acquire good and marketable title in and to the Equipment.

All representations and warranties herein shall survive the execution of this Agreement and the purchase of the Equipment.

     4. INDEMNITIES. The Seller agrees to indemnify, defend, and save harmless the Buyer and its officers, directors, employees, agents, and attorneys, and each of them (the "Indemnified Parties"), from and against all claims, actions, suits, and other legal proceedings, damages, costs, interest, charges, counsel fees and other expenses and penalties (collectively, the "Indemnified Amounts") which any of the Indemnified Parties may sustain or incur by reason of or arising out of (i) the Seller's ownership of any Equipment prior to the date on which such Equipment is sold to the Buyer, or the Seller's acts or omissions prior to such date under, in connection with or relating to such Equipment or any of the Sale and Leaseback Documents, (ii) the operation, maintenance or use of such Equipment prior to such date, (iii) the inaccuracy of any of the Seller's representations or warranties contained in any of the Sale and Leaseback

Documents, (iv) the breach of any of the Seller's covenants contained in any of the Sale and Leaseback Documents, (v) any loss or damage to any Equipment in excess of the deductible which is not paid by insurance or (vi) any sales, use, excise and other taxes, charges, and fees (including, without limitation, income, franchise, business and occupation, gross receipts, sales, use, licensing, registration, titling, personal property, stamp and interest equalization taxes, levies, imposts, duties, charges or withholdings of any nature), and any fines, penalties or interest thereon, imposed or levied by any governmental body, agency or tax authority upon or in connection with the Equipment, its acquisition, ownership, delivery, leasing, possession, use or relocation or otherwise in connection with the transactions contemplated by each Sale and Leaseback Document.

     5. REMEDIES. Upon the Seller's violation of or default under any provision of this Agreement, the Buyer may (subject to the provisions of the other Sale and Leaseback Documents) proceed to protect and enforce its rights either by suit in equity or by action at law or both, whether for the specific performance of any covenant or agreement contained herein or in aid of the exercise of any power granted in any Sale and Leaseback Document; it being intended that the remedies contained in any Sale and Leaseback Document shall be cumulative and shall be in addition to every other remedy given under such Sale and Leaseback Document or now or hereafter existing at law or in equity or by statute or otherwise.

     6. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement, nor consent to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the Buyer, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     7. NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing and sent:

          if to the Seller, at its address at:

          The Lightspan Partnership, Inc.
          10140 Campus Point Drive
          San Diego, California 92121
          Attention: Vice President - Finance and Administration
          Telephone No.: 619-824-8311
          Telecopy No.: 619-824-8001
            if to the Buyer, at its address at:

            Transamerica Business Credit Corporation
            Technology Finance Division
            76 Batterson Park Road
            Farmington, Connecticut 06032-2571
            Attention: Assistant Vice President,
                    Lease Administration
            Telephone No.: 860-677-6466
            Telecopy No.:  860-677-6766

            with a copy to:

            Transamerica Business Credit Corporation
            9399 West Higgins Road
            Rosemont, Illinois 60018
            Attention: Legal Department
            Telephone No.: 847-685-1106
            Telecopy No.:  847-685-1143

or to such other address as shall be designated by such party in a written notice to the other party. All such notices shall be deemed given (i) if sent by certified or registered mail, three days after being postmarked, (ii) if sent by overnight delivery service, when received at the above stated addresses or when delivery is refused and (iii) if sent by facsimile transmission, when receipt of such transmission is acknowledged.

      8. NO WAIVER; REMEDIES. No failure on the part of the Buyer to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      9. BENEFIT. Without the prior written consent of the Buyer, the Seller may not transfer, assign or delegate any of its rights, duties or obligations hereunder.

      10. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Seller and the Buyer and their respective successors and assigns.

      11. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

     12. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same agreement.

     13. SEVERABILITY. If one or more of the provisions contained in this Agreement shall be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein, and any other application thereof, shall not in any way be affected or impaired thereby.

     14. SUBMISSION TO JURISDICTION. ALL DISPUTES ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT BETWEEN THE PARTIES HERETO, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN ILLINOIS, AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT THE BUYER SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE SELLER OR ITS PROPERTY IN ANY LOCATION REASONABLY SELECTED BY THE BUYER IN GOOD FAITH TO ENABLE THE BUYER TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE BUYER. EACH PARTY AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS, SETOFFS OR CROSS-CLAIMS IN ANY PROCEEDING BROUGHT BY THE BUYER; IT BEING UNDERSTOOD THAT THIS SENTENCE DOES NOT PRECLUDE THE SELLER FROM ASSERTING COMPULSORY COUNTERCLAIMS. THE SELLER WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE BUYER HAS COMMENCED A PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

     15. JURY TRIAL. THE PARTIES HERETO EACH HEREBY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized, as of the first date written above.

                                   THE LIGHTSPAN PARTNERSHIP, INC.


                                   By: /s/ [signature illegible]
                                      -----------------------------
                                   Name:
                                   Title: VP Finance



                                   TRANSAMERICA BUSINESS CREDIT
                                   CORPORATION


                                   By: /s/ MEG LENGSON
                                      -----------------------------
                                   Name:  Meg Lengson
                                   Title: Assistant Vice President




Exhibit II- Equipment
Exhibit A-  Bill of Sale

                                  BILL OF SALE


     KNOW ALL PERSONS BY THESE PRESENTS THE LIGHTSPAN PARTNERSHIP, INC. (the "Seller"), for Two Hundred Sixty Thousand, Eight Hundred Sixty Four and 65/100 Dollars ($260,864.65) and other valuable consideration to it in hand paid, receipt of which is hereby acknowledged, does unconditionally, absolutely and irrevocably grant, sell, assign, transfer and convey unto TRANSAMERICA BUSINESS CREDIT CORPORATION and its assignees or successors (collectively, the "Buyer"), all of the Seller's right, title and interest in and to the equipment described on Exhibit II hereto (collectively, the "Equipment").

     TO HAVE AND TO HOLD said Equipment unto the said Buyer, to and for its use forever.

     AND, the Seller hereby warrants, covenants and agrees that it (a) has good and marketable title to the Equipment, free and clear of any liens and other encumbrances; and (b) will warrant and defend the sale of the Equipment against all persons claiming against such title.

     IN WITNESS WHEREOF the Seller has caused this Instrument to be duly executed and delivered as of this 30th day of October, 1997.


                                        THE LIGHTSPAN PARTNERSHIP, INC.


                                        By: /s/ [signature illegible]
                                           -----------------------------
                                           Name:
                                           Title: VP Finance

                       SCHEDULE TO MASTER LEASE AGREEMENT

                          Dated as of February 18, 1998

                                 Schedule No. 2

LESSOR NAME & MAILING ADDRESS                  LESSEE NAME & MAILING ADDRESS
Transamerica Business Credit Corporation       The Lightspan Partnership, Inc.
Riverway II                                    10140 Campus Point Drive
West Office Tower                              San Diego, California  92121
9399 West Higgins Road
Rosemont, Illinois  60018

Equipment Location (if different than Lessee's address above):

This Schedule covers the following described equipment ("Equipment"):

                See Exhibit II attached hereto and made a part hereof.

The Equipment is hereby leased pursuant to the provisions of the Master Lease Agreement between the undersigned Lessee and Lessor dated August 14, 1997 (the "Master Lease"), the terms of which are incorporated herein by reference thereto, plus the following additional terms, provisions, and modifications. The Lessor reserves the right to adjust the monthly payments in accordance with the Commitment Letter dated August 5, 1997, if the Lessor has not received this Schedule and an Acceptance and Delivery Certificate executed by the Lessee within five business days from the date first set forth above.

1.  Term (Number of Months)                                                      36 months
2.  Equipment Cost                                                               $58,455.91
3.  Commencement Date                                                            February 24, 1998
4.  Rate Factor                                                                  3.169% of Equipment Cost
5.  Total Rents                                                   $66,688.92
    Total sales/use tax                                           $ 4,121.28     $70,810.20
                                                                  ----------

6.  Advance Rents (first month)                                   $ 1,852.47

    Sales/use tax for advance rent                                $   114.48     $ 1,966.95
                                                                  ----------

7.  Monthly rental payments                                       $ 1,852.47

    Monthly sales/use tax                                         $   114.48     $ 1,966.95
                                                                  ----------

    and the second such rental payment
    will be due on                                                               April 1, 1998
    and subsequent rental payments will
    be due on the same day of each month thereafter

8.  Security Deposit                                                             NONE

9.  In addition to the monthly rental
    payments provided for herein, Lessee shall
    pay to Lessor, as interim rent, payable on
    the commencement date specified above, an
    amount equal to 1/30th of the monthly rental
    payment (including monthly sales/use tax)
    multiplied by the number of days from and
    including the commencement date through the
    end of the same calendar month.                                              $327.83

Equipment Location with Tax Rates

                                                                                                                              SALES
                                                                             SALES                         MONTHLY   TOTAL    TAX
EQUIPMENT                                                                     TAX      RATE      MONTHLY     TAX     MONTHLY  INTERM
COST                        LOCATION                     ZIP CODE   COUNTY    RATE    FACTOR     PAYMENT   PAYMENT   PAYMENT  RENT
----                        --------                     --------   ------    ----    ------     -------   -------   -------  ----
TAX EXEMPT EQUIPMENT

$ 10,303.91    10140 CAMPUS POINT DR., SAN DIEGO, CA      92008    SAN DIEGO   N/A     3.1690%    326.53              326.53

$    331.00    887 WOODMAR DRIVE, CRYSTAL LAKE, IL        60014    MCHENRY             3.1690%     10.49               10.49

$    198.00    1642 EAST 56TH STREET #412 CHICAGO, IL     60637    COOK                3.1690%      6.27                6.27

$ 10,832.91

TAXABLE EQUIPMENT

$  6,553.16    6108 AVENIDA ENCINAS #D, CARLSBAD, CA      92008    SAN DIEGO   7.75%   3.1690%    207.67    16.09     223.76    2.68

$ 37,123.99    10140 CAMPUS POINT DR., SAN DIEGO, CA      92121    SAN DIEGO   7.75%   3.1690%   1176.46    91.18   1,267.63   15.20

$    785.00    710 AMERICA'C CUP GROVE ALPHARETTA, GA     30005    FULTON      7.00%   3.1690%     24.88     1.74      26.62    0.29

$    331.00    11900 WHITE BLUFF ROAD SAVANNAH, GA        31419    CHATHAM     6.00%   3.1690%     10.49     0.63      11.12    0.10

$    331.00    3059 VIRGIE COLE ROAD SOUTH BOSTON,VA      24592    SO. BOSTON  4.50%   3.1690%     10.49     0.47      10.96    0.08

$    430.00    9586 LAGERS FIELD CIRCLE, VIENNA, VA       22181    FAIRFAX     4.50%   3.1690%     13.63     0.61      14.24    0.10

$    175.50    315 WEST 44TH STREET INDIANAPOLIS, IN      46208    MARION      5.00%   3.1690%      5.56     0.28       5.84    0.05

$    198.00    1144 PINCH VALLEY ROAD WESTMINISTER, MD    21158    CARROLL     5.00%   3.1690%      6.27     0.31       6.59    0.05

$    204.00    881 MARANGO STREET ANNAPOLIS, MD           21401    ANNE ARUND  5.00%   3.1690%      6.46     0.32       6.79    0.05

$    175.50    1435 ARDEN OAK DRIVE SAINT PAUL, MN        55112    RAMSEY      7.00%   3.1690%      5.56     0.39       5.95    0.06

$    177.50    313 7TH STREET #3 JUNEAU, AK               99801    JUNEAU BOR  5.00%   3.1690%      5.62     0.28       5.91    0.05

$    325.00    5793 TILTON ROAD EAST SYRACUSE, NY         13057    ONONDAGA    7.00%   3.1690%     10.30     0.72      11.02    0.12

$    198.00    1811 COMMONS LANE CAMDEN WYOMING, DE       19934    KENT        1.92%   3.1690%      6.27     0.12       6.40    0.02

$    198.00    810 BLAIRMOOR GROSSE POINT, MI             48236    WAYNE       6.00%   3.1690%      6.27     0.38       6.65    0.06

$    198.00    6717 MANHATTAN PORTAGE,MI                  49024    KALAMAZO    6.00%   3.1690%      6.27     0.38       6.65    0.06

$    219.35    2304 SUMMER BREEZE DRIVE MISSION, TX       78572    HIDALGO     8.25%   3.1690%      6.95     0.57       7.52    0.10

$ 47,623.00

$ 58,455.91                                                                                    $1,852.47  $114.48  $1,966.95  $19.08


Renewal terms:

                               CLOSING STATEMENT

                                                          LEASEPLUS NO. 1070-002

LESSEE  LIGHTSPAN PARTNERSHIP, INC.

RENTAL SCHEDULE NO. 2
================================================================================

Interim Rent (5 Days) @ $61.75                                       $   308.75
(2/24/98 through 2/28/98)

Rental Payments
March 1, 1998                                                        $ 1,852.47

                                                       SUB-TOTAL     $ 2,161.22

Sales/Use Tax (%) Various States (See Attached)
Advanced Rentals                                                     $   114.48
Interim Rent                                                         $    19.08

                                                       SUB-TOTAL     $   133.56

Total for Rentals and Taxes .......................                  $ 2,294.78

Documentation Fee .................................                  $
Includes: UCC Preparation & Filing $_____________
          Lien Search              $_____________

Attorney Fee ......................................                  $

Credits ...........................................                  $(2,294.78)
Deducted from proceeds             $2,294.78
Deducted from commitment fee       $

          GRAND TOTAL DUE .........................                  $     0.00

PROCEEDS OF SALE LEASEBACK AGREEMENT                                 $58,455.91
LESS: DUE TO TBCC                                                    $ 2,294.78
                                                                     ----------
NET TO LIGHTSPAN PARTNERSHIP                                         $56,161.13

* Notes:

  1. TBCC will credit $449.72 towards payment due April 1, 1998 from Commitment Fee. Balance of $1,547.23 will be billed.

Date Prepared           2-18-98
Contract Administration D. Orlowski
Marketing               W. Dial

                                   EXHIBIT II
                        THE LIGHTSPAN PARTNERSHIP, INC.                  2/20/98

                                                                                             PURCH.    INVOICE       SUBMITTED
EQUIPMENT DESCRIPTION         SERIAL NUMBER  LOCATION           VENDOR                        DATE      NUMBER         COSTS
---------------------         -------------  --------           ------                       ------    -------       ----------
Warehouse shelving            N/A            Carlsbad, CA       Action Wholesale Products    08/27/97  171355          1,581.16
Warehouse shelving            N/A            Carlsbad, CA       Action Wholesale Products    09/08/97  171641          1,737.07
Warehouse shelving            N/A            Carlsbad, CA       Action Wholesale Products    09/26/97  172230          1,544.16
30" Oak Bookcase              N/A            San Diego, CA      Boise Cascade                08/31/97  662621             80.00
60" Oak Bookcase              N/A            San Diego, CA      Boise Cascade                08/31/97  698592            122.00
1-4 drawer lateral file, 1-2  N/A            San Diego, CA      Boise Cascade                08/31/97  752515            600.42
drawer lateral file, 1-gray   N/A            San Diego, CA
task chair                    N/A            San Diego, CA
Oak Desk                      N/A            San Diego, CA      Boise Cascade                08/31/97  780626            405.00
4-60" Oak Bookcases           N/A            San Diego, CA      Boise Cascade                09/12/97  771672            488.00
4-60" Oak Bookcases           N/A            San Diego, CA      Boise Cascade                09/12/97  803349            488.00
2-4 drawer lateral files      N/A            San Diego, CA      Boise Cascade                09/12/97  804068            788.00
1-4 drawer lateral file       N/A            San Diego, CA      Boise Cascade                09/12/97  831696            496.92
1-gray task chair             N/A            San Diego, CA
1-gray flat-file cabinet      N/A            San Diego, CA      C&H Distributors             09/11/97  291101401         420.50
Seagate 2.1GB Hardrive        PD152018       San Diego, CA      Consan                       09/05/97  6880840           504.00
Seagate 2.1GB Hardrive        PD066428       San Diego, CA
Emate 300 Laptop              IV7181708ID    Alpharetta, GA     Creative Computers           09/10/97  D5126858          785.00
Caviar 2.1GB Hardrive         WT3612670119   San Diego, CA      Creative Computers           08/29/97  P23461510102      585.00
Caviar 2.1GB Hardrive         WT3612476282   San Diego, CA
Caviar 2.1GB Hardrive         Wt3612669545   San Diego, CA
100SX Trinitron Monitor       S011237775I    San Diego, CA      Creative Computers           09/03/97  P23550870101      650.00
100SX Trinitron Monitor       S011237847I    San Diego, CA
HP Deskwriter 600             SUS61G1G1XB    Juneau, AK         Creative Computers           09/03/97  P23563180101      177.50
Aurora Vision1, 14" Monitor   7a6u1999       South Boston, VA   Creative Computers           09/04/97  P23579810101      331.00
HP Deskjet 400L               MY76K1C0F8     South Boston, VA
100SX Trinitron Monitor       S011247864I    East Syracuse, NY  Creative Computers           09/04/97  P23580120101      325.00
Aurora Vision1, 14" Monitor   7A6U2102       Savannah, GA       Creative Computers           09/04/97  P23580310101      331.00
HP Deskjet 400L               MY76K1C0G6     Savannah, GA
2.1GB SCSI Hardrive           PD401793       San Diego, CA      Creative Computers           09/18/97  P24138450101      470.00
2.1GB SCSI Hardrive           PD404179       San Diego, CA
1 heavy duty task chair       N/A            San Diego, CA      Office Furniture Networking  09/11/97  14843             650.00
1-HON gray chair              N/A            San Diego, CA      Office Furniture Networking  09/16/97  14879             285.00
Compaq Proliant 800           WB9647150371   San Diego, CA      Vortex Data Systems          08/29/97  970659          4,686.00
                                                                                                                     ----------
                                                                                                           SUBTOTAL  $18,530.73
                                                                                                                     ==========

1 gray office chair           N/A            San Diego, CA      Boise Cascade                10/01/97  628518            124.00
12-Stack chairs               N/A            San Diego, CA      Boise Cascade                10/01/97  686958            816.00
HP Laserjet 5SiMX Printer     SUSDK027871    San Diego, CA      Creative Computers           10/01/97  P24583820102    3,395.00
HP Deskjet 400L               MY73V1C095     Crystal Lake, IL   Creative Computers           10/03/97  P24694180101      181.00
Aurora Vision1, 14" Monitor   7A6U4851       Crystal Lake, IL                                                            150.00
Caviar 2.1GB Hardrive         99-004219-001  San Diego, CA      Creative Computers           10/06/97  P24749190101      194.00
Dell XPG Pentium              BR7MW          San Diego, CA      DELL                         10/15/97  127484186      11,845.00
Dell XPG Pentium              BR7MS          San Diego, CA
Dell XPG Pentium              BR7MH          San Diego, CA
Dell XPG Pentium              BR7MD          San Diego, CA
Dell XPG Pentium              BR7MB          San Diego, CA

                                                                                                           SUBTOTAL  $16,705.00
                                                                                                                     ==========

Warehouse Shelving            N/A            Carlsbad, CA       Action Wholesale Products    11/05/97  173619          1,690.77
36" Oak Bookcase              N/A            San Diego, CA      Boise Cascade                10/22/97  639651             92.22




                              CHECK   VENDOR
EQUIPMENT DESCRIPTION          NO.     PAID    # DAYS    TAX EXEMPT
---------------------         -----   ------   ------    ----------
Warehouse shelving            24121    YES       177        NO
Warehouse shelving            24121    YES       165        NO
Warehouse shelving            24286    YES       147        NO
30" Oak Bookcase              23806    YES       173        NO
60" Oak Bookcase              23806    YES       173        NO
1-4 drawer lateral file, 1-2  23806    YES       173        NO
drawer lateral file, 1-gray                                 NO
task chair                                                  NO
Oak Desk                      23806    YES       173        NO
4-60" Oak Bookcases           24134    YES       161        NO
4-60" Oak Bookcases           24134    YES       161        NO
2-4 drawer lateral files      24134    YES       161        NO
1-4 drawer lateral file       24134    YES       161        NO
1-gray task chair                                           NO
1-gray flat-file cabinet      24287    YES       161        NO
Seagate 2.1GB Hardrive        24147    YES       168        NO
Seagate 2.1GB Hardrive                                      NO
Emate 300 Laptop              24152    YES       163        NO
Caviar 2.1GB Hardrive         24152    YES       175        NO
Caviar 2.1GB Hardrive                                       NO
Caviar 2.1GB Hardrive                                       NO
100SX Trinitron Monitor       24152    YES       170        NO
100SX Trinitron Monitor                                     NO
HP Deskwriter 600             24152    YES       170        NO
Aurora Vision1, 14" Monitor   24152    YES       169        NO
HP Deskjet 400L                                             NO
100SX Trinitron Monitor       24152    YES       169        NO
Aurora Vision1, 14" Monitor   24152    YES       169        NO
HP Deskjet 400L                                             NO
2.1GB SCSI Hardrive           24288    YES       155        NO
2.1GB SCSI Hardrive                                         NO
1 heavy duty task chair       24289    YES       162        NO
1-HON gray chair              24289    YES       157        NO
Compaq Proliant 800           24266    YES       175        NO




1 gray office chair           24414    YES       142        NO
12-Stack chairs               24550    YES       142        NO
HP Laserjet 5SiMX Printer     24580    YES       142        NO
HP Deskjet 400L               24580    YES       140        YES
Aurora Vision1, 14" Monitor            YES       140        YES
Caviar 2.1GB Hardrive         24580    YES       137        NO
Dell XPG Pentium              24858    YES       128        NO
Dell XPG Pentium
Dell XPG Pentium
Dell XPG Pentium
Dell XPG Pentium




Warehouse Shelving            25481    YES       107        YES
36" Oak Bookcase              24829    YES       121        NO


                                   EXHIBIT II
                        The Lightspan Partnership, Inc.

                                                                                                    2/20/98

                                                                                      PURCH.     INVOICE         SUBMITTED
EQUIPMENT DESCRIPTION         SERIAL NUMBER  LOCATION           VENDOR                 DATE       NUMBER           COSTS
---------------------         -------------  --------           ------                ------     -------        -----------
Prganizer                     N/A            San Diego, CA      Boise Cascade         10/31/97   759996              319.00
48" Metal Bookcase            N/A            San Diego, CA      Boise Cascade         10/31/97   518740               74.00
4 Drawer Lateral File         N/A            San Diego, CA      Boise Cascade         11/11/97   838066              434.00
60" Oak Bookcase              N/A            San Diego, CA      Boise Cascade         11/05/97   743522              120.00
36" Oak Bookcase              N/A            San Diego, CA                                       743522               88.00
HP Officejet 500 Printer      SSG78QB80SH    Vienna, VA         Creative Computers    11/04/97   P25963520101        430.00
Scanjet 6100 C                SG77J1407T     San Diego, CA      Creative Computers    11/08/97   P26056700101        720.00
Caviar 2GB Harddrive          WM369427991    San Diego, CA      Creative Computers    11/11/97   P26215190101
Portable Data Projector       27242521544    San Diego, CA      Creative Computers    11/11/97   P26215190101      2,160.93
Intel Pent Overdrive Proc     N/A            San Diego, CA      CDW                   11/05/97   6632792           4.515.00
HP Deskjet Printer            MY7731C08F     St. Paul, MN       Multiple Zones        11/01/97   337-8934-0101       175.50
HP Deskjet Printer            MY7731C13G     Indianapolis, IN   Multiple Zones        11/01/97   337-9042-0101       175.50
Hawk 2XL 2.14 SCSI            JBU99312       San Diego, CA      Multiple Zones        11/01/97   337-9091-0101       351.00
256K Cache                    N/A            San Diego, CA      Multiple Zones        11/01/97   337-9091-0101        46.00
16 MB Ram for Powerbook       N/A            San Diego, CA      Multiple Zones        11/01/97   337-9091-0101       111.00
                                                                                                                 ----------
                                                                                                      SUBTOTAL   $11,502.92
                                                                                                                 ==========
30" 2dwr file                 N/A            San Diego, CA      Boise Cascade         12/01/97   639481              388.00
60" Lateral File              N/A            San Diego, CA      Boise Cascade         12/01/97   639481              128.00
60" Oak Bookcase              N/A            San Diego, CA      Boise Cascade         12/01/97   832467              122.00
72" Oak Bookcase              N/A            San Diego, CA      Corporate Express     12/11/97   11871233             94.50
42" Round Oak Table           N/A            San Diego, CA      Corporate Express     12/11/97   11871363            134.10
29" Bookcase                  N/A            San Diego, CA      Corporate Express     12/11/97   11871413             91.00
4 Dwr File                    N/A            San Diego, CA      Corporate Express     12/11/97   11871413            440.00
3 Gray clocks w/alarms        N/A            San Diego, CA      Corporate Express     12/23/97   11871283            420.68
HP Deskjet 672C Printer       SSG79U1Q291    Chicago, IL        Creative Computers    12/04/97   P27063200101        198.00
HP Deskjet 672C Printer       SSG79U1P014    Camden, Wyoming    Creative Computers    12/04/97   P27116540101        198.00
HP Deskjet 672C Printer       SSG79U1P017    Grosse Point, MI   Creative Computers    12/04/97   P27116630101        198.00
HP Deskjet 672C Printer       SSG79U1Q28K    Portage MI         Creative Computers    12/04/97   P27116720101        198.00
HP Deskjet 672C Printer       SSG79U1Q28X    Westminster, MD    Creative Computers    12/04/97   P27116920101        198.00
HP Deskjet 672C Printer       SUS78M1V01Q    Annapolis, MD      Creative Computers    12/19/97   P27854020101        204.00
HP Deskjet 672C Printer       SUS78M1V01M    Mission, TX        Creative Computers    12/19/97   P27854020001        219.35
Dell Dimension XPS 266        C8FFQ          San Diego, CA      Dell                  12/08/97   135100253         2,541.00
Dell P5MMX200                 CK249          San Diego, CA      Dell                  12/24/97   137819504         1,964.33
Gateway G6300XL               GDAPPRO300PIA  San Diego, CA      Gateway 2000          12/30/97   23820668          3,980.30

                              TOTAL TAX EXEMPT      10,832.91                                         SUBTOTAL   $11,717.26
                              TOTAL TAXABLE        $47,623.00                                                    ==========
                                                   ==========
                              TOTAL                 58,455.91                                      GRAND TOTAL   $58,455.91




                              CHECK   VENDOR
EQUIPMENT DESCRIPTION          NO.     PAID    # DAYS    TAX EXEMPT
---------------------         -----   ------   ------    ----------
Prganizer                     24829    YES       112        YES
48" Metal Bookcase            24829    YES       112        YES
4 Drawer Lateral File         25071    YES       101        YES
60" Oak Bookcase              25071    YES       107        YES
36" Oak Bookcase                       YES       107        YES
HP Officejet 500 Printer      25100    YES       108        NO
Scanjet 6100 C                25100    YES       104        YES
Caviar 2GB Harddrive
Portable Data Projector       25482    YES       101        YES
Intel Pent Overdrive Proc     25094    YES       107        YES
HP Deskjet Printer            25200    YES       111        NO
HP Deskjet Printer            25200    YES       111        NO
Hawk 2XL 2.14 SCSI            25200    YES       111        YES
256K Cache                    25200    YES       111        YES
16 MB Ram for Powerbook       25200    YES       111        YES



30" 2dwr file                 25661    YES        81        YES
60" Lateral File              25661    YES        81        YES
60" Oak Bookcase              25661    YES        81        YES
72" Oak Bookcase              25672    YES        71        YES
42" Round Oak Table           25672    YES        71        YES
29" Bookcase                  25672    YES        71        YES
4 Dwr File                    25672    YES        71        YES
3 Gray clocks w/alarms        26039    YES        59        YES
HP Deskjet 672C Printer       25675    YES        78        YES
HP Deskjet 672C Printer       25675    YES        78        NO
HP Deskjet 672C Printer       25675    YES        78        NO
HP Deskjet 672C Printer       25675    YES        78        NO
HP Deskjet 672C Printer       25675    YES        78        NO
HP Deskjet 672C Printer       25884    YES        63        NO
HP Deskjet 672C Printer       25884    YES        63        NO
Dell Dimension XPS 266        25680    YES        74        YES
Dell P5MMX200                 26054    YES        58        YES
Gateway G6300XL               26085    YES        52        YES

Lessor:                                Lessee:
Transamerica Business Credit           The Lightspan Partnership, Inc.
Corporation

By: /s/ GARY P. MAURO                  By: /s/ [Signature Illegible]
    ------------------------               ------------------------
    Gary P. Mauro

Title: Vice President                  Title:  VP Finance
    ------------------------               ------------------------

                          SALE AND LEASEBACK AGREEMENT

        THIS SALE AND LEASEBACK AGREEMENT (this "Agreement"), is made as of February 18, 1998 , among The Lightspan Partnership, Inc., a California corporation ("Seller"), and Transamerica Business Credit Corporation, a Delaware corporation ("Buyer").

                                   WITNESSETH:


        WHEREAS, Seller is the owner of the equipment more particularly described on Exhibit II hereto (the "Equipment");

        WHEREAS, Seller desires to sell to Buyer and Buyer desires to purchase from Seller the Equipment; and

        WHEREAS, Buyer, as a condition to such purchase, wishes to lease to Seller and Seller wishes to lease from Buyer the Equipment under the terms and conditions of the Master Lease Agreement dated as of August 14, 1997 and Schedule No. 2 thereto (collectively, as amended, supplemented or otherwise modified from time to time, the "Lease") between Buyer, as lessor, and Seller, as lessee.

        NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1.      AMOUNT AND TERMS OF PURCHASE.

               (a) Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties of the Seller herein set forth, the Buyer agrees to purchase all of the Seller's right, title and interest in and to all of the Equipment such that the Buyer will become the owner of all such Equipment for all purposes whatsoever. The Seller hereby agrees that the Buyer is under no obligation to purchase any other equipment now or in the future and shall not assert a claim that the Buyer may have any such obligation.

               (b) The price to be paid by the Buyer with respect to the purchase of the Equipment (the "Purchase Price") is $58,455.91. The Purchase Price shall be payable to the Seller on the Lease Commencement Date (as defined in the Lease).

               (c) The Seller shall pay any and all applicable federal, state, county or local taxes and any and all present or future taxes or other governmental charges arising in connection with the sale of the Equipment hereunder, including sales, use or occupation taxes due upon the purchase by the Buyer.

               (d) The purchase of the Equipment shall be evidenced by a bill of sale, substantially in the form attached hereto as Exhibit A (the "Bill of Sale"), duly executed by the Seller.

        2. CONDITIONS TO PURCHASE. The Obligation of the Buyer to purchase the Equipment is subject to the following conditions:

               (a) The Buyer shall have received this Agreement, duly executed by the Seller.

               (b) The Buyer shall have received the Bill of Sale, duly executed by the Seller.

               (c) The Buyer shall have received the Lease, duly executed by the Seller.

               (d) The Buyer shall have received resolutions of the Board of Directors of the Seller approving and authorizing the execution, delivery and performance by the Seller of this Agreement, the Lease and the notices and other documents to be delivered by the Seller hereunder and thereunder (collectively, the "Sale and Leaseback Documents").

               (e) The Buyer shall have received the certificate of title or similar evidence of ownership with respect to each item of Equipment and Uniform Commercial Code financing statements covering the Equipment in form and substance satisfactory to the Buyer, duly executed by the Seller.

               (f) No material adverse change has occurred with respect to the business, prospects, properties, results of operations, assets, liabilities or condition (financial or otherwise) of the Seller and its affiliates, taken as a whole, since January 31, 1995.

               (g) The Buyer shall have received all warranties and other documentation received or executed by Seller in connection with the original acquisition of the Equipment by the Seller (and by its execution hereof the Seller hereby assigns to the Buyer all such warranties and other Documentation).

               (h) The Buyer shall have received such other approvals, opinions or documents as the Buyer may reasonably request.

        3. REPRESENTATION AND WARRANTIES. To induce the Buyer to enter into this Agreement, the Seller represents and warrants to the Buyer that:

               (a) The Seller is duly authorized to execute, deliver and perform its obligations under each of the Sale and Leaseback Documents and all corporate action required on its part for the due execution, delivery and performance of the transactions contemplated herein and therein has been duly and effectively taken.

               (b) The execution, delivery and performance by the Seller of each of the Sale and Leaseback Documents and the consummation of the transactions contemplated herein and therein does not and will not violate any provision of, or result in a default under, the Seller's Articles or Certificates of Incorporation or By-laws or any indenture or agreement to which the Seller is a party or to which its assets are bound or any order, permit, law, statute, code, ordinance, rule, regulation, certificate or any other requirement of any governmental authority or regulatory body to which the Seller is subject, or result in the creation or imposition of any mortgage, deed of trust, pledge, security interest, lien or encumbrance of any kind upon or with respect to the Equipment or any proceeds thereof, other than those in favor of the Buyer as contemplated by the Sale and Leaseback Documents.

               (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Seller of any of the Sale and Leaseback Documents to which it is a party.

               (d) Each Sale and Leaseback Document to which the Seller is a party constitutes or will constitute, when delivered hereunder, the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its respective terms, except as such enforceability may be (i) limited by the effect of applicable bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally or (ii) subject to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding at equity or at law).

               (e) There are no actions, suits, or proceedings pending, threatened against or affecting the Seller which seek to enjoin, prohibit or restrain the consummation of any of the transactions contemplated hereby or by the other Sale and Leaseback Documents.

               (f) Each item of Equipment is owned by the Seller free and clear of any liens and encumbrances of any kind or description. Upon purchase of the Equipment hereunder, the Buyer will acquire good and marketable title in and to the Equipment.

All representations and warranties herein shall survive the execution of this Agreement and the purchase of the Equipment.

        4. INDEMNITIES. The Seller agrees to indemnify, defend, and save harmless the Buyer and its officers, directors, employees, agents, and attorneys, and each of them (the "Indemnified Parties"), from and against all claims, actions, suits, and other legal proceedings, damages, costs, interest, charges, counsel fees and other expenses and penalties (collectively, the "Indemnified Amounts") which any of the Indemnified Parties may sustain or incur by reason of or arising out of (i) the Seller's ownership of any Equipment prior to the date on which such Equipment is sold to the Buyer, or the Seller's acts or omissions prior to such date under, in connection with or relating to such Equipment or any of the Sale and Leaseback Documents, (ii) the operation, maintenance or use of such Equipment prior to such date, (iii) the inaccuracy of any of the Seller's representations or warranties contained in any of the Sale and Leaseback

Documents, (iv) the breach of any of the Seller's covenants contained in any of the Sale and Leaseback Documents, (v) any loss or damage to any Equipment in excess of the deductible which is not paid by insurance or (vi) any sales, use, excise and other taxes, charges, and fees (including, without limitation, income, franchise, business and occupation, gross receipts, sales, use, licensing, registration, titling, personal property, stamp and interest equalization taxes, levies, imposts, duties, charges or withholdings of any nature), and any fines, penalties or interest thereon, imposed or levied by any governmental body, agency or tax authority upon or in connection with the Equipment, its acquisition, ownership, delivery, leasing, possession, use or relocation or otherwise in connection with the transactions contemplated by each Sale and Leaseback Document.

        5. REMEDIES. Upon the Seller's violation of or default under any provision of this Agreement, the Buyer may (subject to the provisions of the other Sale and Leaseback Documents) proceed to protect and enforce its rights either by suit in equity or by action at law or both, whether for the specific performance of any covenant or agreement contained herein or in aid of the exercise of any power granted in any Sale and Leaseback Document; it being intended that the remedies contained in any Sale and Leaseback Document shall be cumulative and shall be in addition to every other remedy given under such Sale and Leaseback Document or now or hereafter existing at law or in equity or by statute or otherwise.

        6. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement, nor consent to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the Buyer, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

        7. NOTICES, etc. All notices and other communications provided for hereunder shall be in writing and sent:

                      if to the Seller, at its address at:

                      The Lightspan Partnership, Inc.
                      10140 Campus Point Drive
                      San Diego, California 92121
                      Attention: Vice President - Finance and Administration Telephone No.: 619-824-8311
                      Telecopy No.: 619-824-8001
                      if to the Buyer, at its address at:

                      Transamerica Business Credit Corporation
                      Technology Finance Division
                      76 Batterson Park Road
                      Farmington, Connecticut 06032-2571
                      Attention: Assistant Vice President,
                               Lease Administration
                      Telephone No.: 860-677-6466
                      Telecopy No.: 860-677-6766

                      with a copy to:

                      Transamerica Business Credit Corporation
                      9399 West Higgins Road
                      Rosemont, Illinois 60018
                      Attention: Legal Department
                      Telephone No.: 847-685-1106
                      Telecopy No.: 847-685-1143

or to such other address as shall be designated by such party in a written notice to the other party. All such notices shall be deemed given (i) if sent by certified or registered mail, three days after being postmarked, (ii) if sent by overnight delivery service, when received at the above stated addresses or when delivery is refused and (iii) if sent by facsimile transmission, when receipt of such transmission is acknowledged.

        8. NO WAIVER; REMEDIES. No failure on the part of the Buyer to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

        9. BENEFIT. Without the prior written consent of the Buyer, the Seller may not transfer, assign or delegate any of its rights, duties or obligations hereunder.

        10. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Seller and the Buyer and their respective successors and assigns.

        11. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

        12. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same agreement.

        13. SEVERABILITY. If one or more of the provisions contained in this Agreement shall be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein, and any other application thereof, shall not in any way be affected or impaired thereby.

        14. SUBMISSION TO JURISDICTION. ALL DISPUTES ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT BETWEEN THE PARTIES HERETO, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN ILLINOIS, AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT THE BUYER SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE SELLER OR ITS PROPERTY IN ANY LOCATION REASONABLY SELECTED BY THE BUYER IN GOOD FAITH TO ENABLE THE BUYER TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE BUYER. EACH PARTY AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS, SETOFFS OR CROSS-CLAIMS IN ANY PROCEEDING BROUGHT BY THE BUYER; IT BEING UNDERSTOOD THAT THIS SENTENCE DOES NOT PRECLUDE THE SELLER FROM ASSERTING COMPULSORY COUNTERCLAIMS. THE SELLER WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE BUYER HAS COMMENCED A PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

        15. JURY TRIAL. THE PARTIES HERETO EACH HEREBY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized, as of the first date written above.


                                            THE LIGHTSPAN PARTNERSHIP, INC.



                                            By: [Signature Illegible]
                                               ----------------------------
                                               Name:
                                               Title: VP Finance



                                            TRANSAMERICA BUSINESS CREDIT
                                            CORPORATION



                                            By: /s/ GARY P. MONO
                                               ----------------------------
                                               Name: Gary P. Mono
                                               Title: Vice President

Exhibit II- Equipment
Exhibit A- Bill of Sale

                       ACCEPTANCE AND DELIVERY CERTIFICATE

        The Lightspan Partnership, Inc., as lessee ("Lessee") under the Master Lease Agreement dated as of August 14, 1997 between Lessee and Transamerica Business Credit Corporation, as Lessor, does hereby acknowledge the acceptance and delivery of the equipment listed in Lease Schedule No. 2, such acceptance and delivery having been made on the 24th day of February, 1998.

                                           THE LIGHTSPAN PARTNERSHIP, INC.

                                           By: /s/ [Signature Illegible]
                                              --------------------------------
                                              Name:
                                              Title: VP Finance

                                  BILL OF SALE


        KNOW ALL PERSONS BY THESE PRESENTS THE LIGHTSPAN PARTNERSHIP, INC. (the "Seller"), for Fifty Eight Thousand, Four Hundred Fifty Five and 91/100 Dollars ($58,455.91) and other valuable consideration to it in hand paid, receipt of which is hereby acknowledged, does unconditionally, absolutely and irrevocably grant, sell, assign, transfer and convey unto TRANSAMERICA BUSINESS CREDIT CORPORATION and its assignees or successors (collectively, the "Buyer"), all of the Seller's right, title and interest in and to the equipment described on
Exhibit II hereto (collectively, the "Equipment").

        TO HAVE AND TO HOLD said Equipment unto the said Buyer, to and for its use forever.

        AND, the Seller hereby warrants, covenants and agrees that it (a) has good and marketable title to the Equipment, free and clear of any liens and other encumbrances; and (b) will warrant and defend the sale of the Equipment against any and all persons claiming against such title.

        IN WITNESS WHEREOF the Seller has caused this instrument to be duly executed and delivered as of this 24th day of February, 1998.



                                             THE LIGHTSPAN PARTNERSHIP, INC.



                                             By: /s/ MICHELLE HAYS
                                                ----------------------------
                                                Name: Michelle Hays
                                                Title: VP FINANCE


0092417000455000
FINANCING STATEMENT - FOLLOW INSTRUCTIONS CAREFULLY

This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

-------------------------------------------------------------------------------------------------------
A. NAME & TEL. # OF CONTACT AT FILER (optional)      B. FILING OFFICE ACCT. # (optional)


-------------------------------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)

       -----
       Data File Services, Inc.

       P.O. Box 275

       Van Nuys, CA 91408-2750

       -----

------------------------------------------------------------------------------------------------------------------------------------
D. OPTIONAL DESIGNATION (if applicable): [ ] LESSOR/LESSEE  [ ] CONSIGNOR/CONSIGNEE  [ ] NON-UCC FILING
------------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)                   FILED WITH:     CALIFORNIA
   ---------------------------------------------------------------------------------------------------------------------------------
   1a. ENTITY'S NAME
      THE LIGHTSPAN PARTNERSHIP, INC.
OR ---------------------------------------------------------------------------------------------------------------------------------
   1b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                    MIDDLE NAME          SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                            CITY                          STATE     COUNTRY    POSTAL CODE
      10140 CAMPUS POINT DRIVE                                 SAN DIEGO                     CA                   92121
------------------------------------------------------------------------------------------------------------------------------------
1d. S.S. OR TAX I.D.#       OPTIONAL     1e. TYPE OF ENTITY    1f. ENTITY'S STATE         1g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                        ADD'NL INFO RE                         OR COUNTRY OF
                          ENTITY DEBTOR                        ORGANIZATION                                                  [ ]NONE
------------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)  1070-002                             1070-002
------------------------------------------------------------------------------------------------------------------------------------
   2a. ENTITY's NAME

OR ---------------------------------------------------------------------------------------------------------------------------------
   2b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                    MIDDLE NAME          SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                            CITY                          STATE     COUNTRY    POSTAL CODE

------------------------------------------------------------------------------------------------------------------------------------
2d. S.S. OR TAX I.D.#       OPTIONAL     2e. TYPE OF ENTITY    2f. ENTITY'S STATE         2g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                        ADD'NL INFO RE                         OR COUNTRY OF
                          ENTITY DEBTOR                        ORGANIZATION                                                  [ ]NONE
------------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY'S (ORIGINAL S/P OR ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)
------------------------------------------------------------------------------------------------------------------------------------
   3a. ENTITY'S NAME
      TRANSAMERICA BUSINESS CREDIT CORPORATION
OR ---------------------------------------------------------------------------------------------------------------------------------
   3b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                    MIDDLE NAME          SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                            CITY                          STATE     COUNTRY    POSTAL CODE
      76 BATTERSON PARK ROAD                                   FARMINGTON                    CT                   06032
------------------------------------------------------------------------------------------------------------------------------------
4. This FINANCING STATEMENT covers the following types or items of property:

SEE EXHIBIT I AND II ATTACHED HERETO AND MADE A PART HEREOF.
 C/S 1077-002

------------------------------------------------------------------------------------------------------------------------------------
5. CHECK                This FINANCING STATEMENT is signed by the Secured Party instead   7.  If filed in Florida (check one)
   BOX             [X]  of the Debtor to perfect a security interest (a) in collateral        Documentary         Documentary stamp
   (if applicable)      already subject to a security interest in another jurisdiction    [ ] stamp tax paid  [ ] tax not applicable
                        when it was brought into this state, or when the debtor's
                        location was changed to this state, or (b) in accordance with other statutory provisions (additional data may be required)
------------------------------------------------------------------------------------------------------------------------------------
6. REQUIRED SIGNATURE(S)                                                 8. [ ] This FINANCING STATEMENT is to be filed (for record)
   THE LIGHTSPAN PARTNERSHIP, INC.                                              (or recorded) in the REAL ESTATE RECORDS
   MICHELLE M. HAYS  VICE PRESIDENT  /s/ MICHELLE M. HAYS                       Attach Addendum                      (if applicable)
------------------------------------------------------------------------------------------------------------------------------------
TRANSAMERICA BUSINESS CREDIT CORPORATION                                 9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s)
                                                                         (ADDITIONAL FEE)
                                                                         (optional)   [ ] All Debtors  [ ] Debtor 1  [ ] Debtor 2
------------------------------------------------------------------------------------------------------------------------------------
(1) FILING OFFICER COPY - NATIONAL FINANCING STATEMENT (FORM UCC 1) (TRANS) (REV. 12/18/95)    Prepared by Data File Services, Inc.
                                                                                               P.O. Box 275  Van Nuys, CA 91408-0275
                                                                                               Tel (818) 909-2200


0092417000455000
FINANCING STATEMENT - FOLLOW INSTRUCTIONS CAREFULLY

This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

-------------------------------------------------------------------------------------------------------
A. NAME & TEL. # OF CONTACT AT FILER (optional)      B. FILING OFFICE ACCT. # (optional)


-------------------------------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)

       -----
       Data File Services, Inc.

       P.O. Box 275

       Van Nuys, CA 91408-2750

       -----

------------------------------------------------------------------------------------------------------------------------------------
D. OPTIONAL DESIGNATION (if applicable): [ ] LESSOR/LESSEE  [ ] CONSIGNOR/CONSIGNEE  [ ] NON-UCC FILING
------------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)                   FILED WITH:     CALIFORNIA
   ---------------------------------------------------------------------------------------------------------------------------------
   1a. ENTITY'S NAME
      THE LIGHTSPAN PARTNERSHIP, INC.
OR ---------------------------------------------------------------------------------------------------------------------------------
   1b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                    MIDDLE NAME          SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                            CITY                          STATE     COUNTRY    POSTAL CODE
      10140 CAMPUS POINT DRIVE                                 SAN DIEGO                     CA                   92121
------------------------------------------------------------------------------------------------------------------------------------
1d. S.S. OR TAX I.D.#       OPTIONAL     1e. TYPE OF ENTITY    1f. ENTITY'S STATE         1g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                        ADD'NL INFO RE                         OR COUNTRY OF
                          ENTITY DEBTOR                        ORGANIZATION                                                  [ ]NONE
------------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)  1070-002                             1070-002
------------------------------------------------------------------------------------------------------------------------------------
   2a. ENTITY's NAME

OR ---------------------------------------------------------------------------------------------------------------------------------
   2b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                    MIDDLE NAME          SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                            CITY                          STATE     COUNTRY    POSTAL CODE

------------------------------------------------------------------------------------------------------------------------------------
2d. S.S. OR TAX I.D.#       OPTIONAL     2e. TYPE OF ENTITY    2f. ENTITY'S STATE         2g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                        ADD'NL INFO RE                         OR COUNTRY OF
                          ENTITY DEBTOR                        ORGANIZATION                                                  [ ]NONE
------------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY'S (ORIGINAL S/P OR ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)
------------------------------------------------------------------------------------------------------------------------------------
   3a. ENTITY'S NAME
      TRANSAMERICA BUSINESS CREDIT CORPORATION
OR ---------------------------------------------------------------------------------------------------------------------------------
   3b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                    MIDDLE NAME          SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                            CITY                          STATE     COUNTRY    POSTAL CODE
      76 BATTERSON PARK ROAD                                   FARMINGTON                    CT                   06032
------------------------------------------------------------------------------------------------------------------------------------
4. This FINANCING STATEMENT covers the following types or items of property:

SEE EXHIBIT I AND II ATTACHED HERETO AND MADE A PART HEREOF.
 C/S 1077-002

------------------------------------------------------------------------------------------------------------------------------------
5. CHECK                This FINANCING STATEMENT is signed by the Secured Party instead   7.  If filed in Florida (check one)
   BOX             [X]  of the Debtor to perfect a security interest (a) in collateral        Documentary         Documentary stamp
   (if applicable)      already subject to a security interest in another jurisdiction    [ ] stamp tax paid  [ ] tax not applicable
                        when it was brought into this state, or when the debtor's
                        location was changed to this state, or (b) in accordance with other statutory provisions (additional data may be required)
------------------------------------------------------------------------------------------------------------------------------------
6. REQUIRED SIGNATURE(S)                                                 8. [ ] This FINANCING STATEMENT is to be filed (for record)
   THE LIGHTSPAN PARTNERSHIP, INC.                                              (or recorded) in the REAL ESTATE RECORDS
   MICHELLE M. HAYS  VICE PRESIDENT  /s/ MICHELLE M. HAYS                       Attach Addendum                      (if applicable)
------------------------------------------------------------------------------------------------------------------------------------
TRANSAMERICA BUSINESS CREDIT CORPORATION                                 9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s)
                                                                         (ADDITIONAL FEE)
                                                                         (optional)   [ ] All Debtors  [ ] Debtor 1  [ ] Debtor 2
------------------------------------------------------------------------------------------------------------------------------------
(2) ACKNOWLEDGMENT COPY - NATIONAL FINANCING STATEMENT (FORM UCC 1) (TRANS) (REV. 12/18/95)    Prepared by Data File Services, Inc.
                                                                                               P.O. Box 275  Van Nuys, CA 91408-0275
                                                                                               Tel (818) 909-2200


0092417000455000
FINANCING STATEMENT - FOLLOW INSTRUCTIONS CAREFULLY

This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

-------------------------------------------------------------------------------------------------------
A. NAME & TEL. # OF CONTACT AT FILER (optional)      B. FILING OFFICE ACCT. # (optional)


-------------------------------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)

       -----
       Data File Services, Inc.

       P.O. Box 275

       Van Nuys, CA 91408-2750

       -----

------------------------------------------------------------------------------------------------------------------------------------
D. OPTIONAL DESIGNATION (if applicable): [ ] LESSOR/LESSEE  [ ] CONSIGNOR/CONSIGNEE  [ ] NON-UCC FILING
------------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)                   FILED WITH:     CALIFORNIA
   ---------------------------------------------------------------------------------------------------------------------------------
   1a. ENTITY's NAME
      THE LIGHTSPAN PARTNERSHIP, INC.
OR ---------------------------------------------------------------------------------------------------------------------------------
   1b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                    MIDDLE NAME          SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                            CITY                          STATE     COUNTRY    POSTAL CODE
      10140 CAMPUS POINT DRIVE                                 SAN DIEGO                     CA                   92121
------------------------------------------------------------------------------------------------------------------------------------
1d. S.S. OR TAX I.D.#       OPTIONAL     1e. TYPE OF ENTITY    1f. ENTITY'S STATE         1g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                        ADD'NL INFO RE                         OR COUNTRY OF
                          ENTITY DEBTOR                        ORGANIZATION                                                  [ ]NONE
------------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)  1070-002                             1070-002
------------------------------------------------------------------------------------------------------------------------------------
   2a. ENTITY'S NAME

OR ---------------------------------------------------------------------------------------------------------------------------------
   2b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                    MIDDLE NAME          SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                            CITY                          STATE     COUNTRY    POSTAL CODE

------------------------------------------------------------------------------------------------------------------------------------
2d. S.S. OR TAX I.D.#       OPTIONAL     2e. TYPE OF ENTITY    2f. ENTITY'S STATE         2g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                        ADD'NL INFO RE                         OR COUNTRY OF
                          ENTITY DEBTOR                        ORGANIZATION                                                  [ ]NONE
------------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY'S (ORIGINAL S/P OR ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)
------------------------------------------------------------------------------------------------------------------------------------
   3a. ENTITY'S NAME
      TRANSAMERICA BUSINESS CREDIT CORPORATION
OR ---------------------------------------------------------------------------------------------------------------------------------
   3b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                    MIDDLE NAME          SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                            CITY                          STATE     COUNTRY    POSTAL CODE
      76 BATTERSON PARK ROAD                                   FARMINGTON                    CT                   06032
------------------------------------------------------------------------------------------------------------------------------------
4. This FINANCING STATEMENT covers the following types or items of property:

SEE EXHIBIT I AND II ATTACHED HERETO AND MADE A PART HEREOF.
 C/S 1077-002

------------------------------------------------------------------------------------------------------------------------------------
5. CHECK                This FINANCING STATEMENT is signed by the Secured Party instead   7.  If filed in Florida (check one)
   BOX             [X]  of the Debtor to perfect a security interest (a) in collateral        Documentary         Documentary stamp
   (if applicable)      already subject to a security interest in another jurisdiction    [ ] stamp tax paid  [ ] tax not applicable
                        when it was brought into this state, or when the debtor's
                        location was changed to this state, or (b) in accordance with other statutory provisions (additional data may be required)
------------------------------------------------------------------------------------------------------------------------------------
6. REQUIRED SIGNATURE(S)                                                 8. [ ] This FINANCING STATEMENT is to be filed (for record)
   THE LIGHTSPAN PARTNERSHIP, INC.                                              (or recorded) in the REAL ESTATE RECORDS
   MICHELLE M. HAYS  VICE PRESIDENT  /s/ MICHELLE M. HAYS                       Attach Addendum                      (if applicable)
------------------------------------------------------------------------------------------------------------------------------------
TRANSAMERICA BUSINESS CREDIT CORPORATION                                 9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s)
                                                                         (ADDITIONAL FEE)
                                                                         (optional)   [ ] All Debtors  [ ] Debtor 1  [ ] Debtor 2
------------------------------------------------------------------------------------------------------------------------------------
(1) SEARCH REQUEST COPY - NATIONAL FINANCING STATEMENT (FORM UCC 1) (TRANS) (REV. 12/18/95)    Prepared by Data File Services, Inc.
                                                                                               P.O. Box 275  Van Nuys, CA 91408-0275
                                                                                               Tel (818) 909-2200

                               EXHIBIT I TO UCC-1


Lessee:        The Lightspan Partnership, Inc.

Lessor:        Transamerica Business Credit Corporation


The property described on Exhibit II attached hereto, which is leased pursuant to Master Lease Agreement dated August 14, 1997 between above-named Lessee and Lessor, and Schedule No. 2 thereto collectively, the "Lease"), all replacements, substitutions, additions, attachments, accessions, parts, fittings and accessories thereto and therefor, whether owned or hereafter acquired, and all proceeds (including insurance proceeds and any sublease and the rentals and profits thereon) of and from said property. The Secured Party is a Lessor and the Debtor is a Lessee in respect to the leased property, and the Lease is not intended as a security agreement to create a security interest in Lessor. This statement is not to be evidence that the Lease is a security agreement, but if it is determined to be so for other reasons, this financing statement is filed to perfect the Secured Party's security interest in the property.



LESSOR:                                     LESSEE:
TRANSAMERICA BUSINESS                       THE LIGHTSPAN PARTNERSHIP, INC.
CREDIT CORPORATION


By:                                         By: [Signature Illegible]
   --------------------------                  -----------------------------
Title:                                      Title:      VP Finance
      -----------------------                     --------------------------
Date:                                       Date:        2/19/98
     ------------------------                    ---------------------------

                                   EXHIBIT II
                        THE LIGHTSPAN PARTNERSHIP, INC.

                                                                                             PURCH.    INVOICE       SUBMITTED
EQUIPMENT DESCRIPTION         SERIAL NUMBER  LOCATION           VENDOR                        DATE      NUMBER         COSTS
---------------------         -------------  --------           ------                       ------    -------       ----------
Warehouse shelving            N/A            Carlsbad, CA       Action Wholesale Products    08/27/97  171355          1,581.16
Warehouse shelving            N/A            Carlsbad, CA       Action Wholesale Products    09/08/97  171641          1,737.07
Warehouse shelving            N/A            Carlsbad, CA       Action Wholesale Products    09/26/97  172230          1,544.16
30" Oak Bookcase              N/A            San Diego, CA      Boise Cascade                08/31/97  662621             80.00
60" Oak Bookcase              N/A            San Diego, CA      Boise Cascade                08/31/97  698592            122.00
1-4 drawer lateral file, 1-2  N/A            San Diego, CA      Boise Cascade                08/31/97  752515            600.42
drawer lateral file, 1-gray   N/A            San Diego, CA
task chair                    N/A            San Diego, CA
Oak Desk                      N/A            San Diego, CA      Boise Cascade                08/31/97  780626            405.00
4-60" Oak Bookcases           N/A            San Diego, CA      Boise Cascade                09/12/97  771672            488.00
4-60" Oak Bookcases           N/A            San Diego, CA      Boise Cascade                09/12/97  803349            488.00
2-4 drawer lateral files      N/A            San Diego, CA      Boise Cascade                09/12/97  804068            788.00
1-4 drawer lateral file       N/A            San Diego, CA      Boise Cascade                09/12/97  831696            496.92
1-gray task chair             N/A            San Diego, CA
1-gray flat-file cabinet      N/A            San Diego, CA      C&H Distributors             09/11/97  291101401         420.50
Seagate 2.1GB Hardrive        PD152018       San Diego, CA      Consan                       09/05/97  6880840           504.00
Seagate 2.1GB Hardrive        PD066428       San Diego, CA
Emate 300 Laptop              IV7181708ID    Alpharetta, GA     Creative Computers           09/10/97  D5126858          785.00
Caviar 2.1GB Hardrive         WT3612670119   San Diego, CA      Creative Computers           08/29/97  P23461510102      585.00
Caviar 2.1GB Hardrive         WT3612476282   San Diego, CA
Caviar 2.1GB Hardrive         Wt3612669545   San Diego, CA
100SX Trinitron Monitor       S011237775I    San Diego, CA      Creative Computers           09/03/97  P23550870101      650.00
100SX Trinitron Monitor       S011237847I    San Diego, CA
HP Deskwriter 600             SUS61G1G1XB    Juneau, AK         Creative Computers           09/03/97  P23563180101      177.50
Aurora Vision1, 14" Monitor   7a6u1999       South Boston, VA   Creative Computers           09/04/97  P23579810101      331.00
HP Deskjet 400L               MY76K1C0F8     South Boston, VA
100SX Trinitron Monitor       S011247864I    East Syracuse, NY  Creative Computers           09/04/97  P23580120101      325.00
Aurora Vision1, 14" Monitor   7A6U2102       Savannah, GA       Creative Computers           09/04/97  P23580310101      331.00
HP Deskjet 400L               MY76K1C0G6     Savannah, GA
2.1GB SCSI Hardrive           PD401793       San Diego, CA      Creative Computers           09/18/97  P24138450101      470.00
2.1GB SCSI Hardrive           PD404179       San Diego, CA
1 heavy duty task chair       N/A            San Diego, CA      Office Furniture Networking  09/11/97  14843             650.00
1-HON gray chair              N/A            San Diego, CA      Office Furniture Networking  09/16/97  14879             285.00
Compaq Proliant 800           WB9647150371   San Diego, CA      Vortex Data Systems          08/29/97  970659          4,686.00
                                                                                                                     ----------
                                                                                                           SUBTOTAL  $18,530.73
                                                                                                                     ==========

1 gray office chair           N/A            San Diego, CA      Boise Cascade                10/01/97  628518            124.00
12-Stack chairs               N/A            San Diego, CA      Boise Cascade                10/01/97  686958            816.00
HP Laserjet 5SiMX Printer     SUSDK027871    San Diego, CA      Creative Computers           10/01/97  P24583820102    3,395.00
HP Deskjet 400L               MY73V1C095     Crystal Lake, IL   Creative Computers           10/03/97  P24694180101      181.00
Aurora Vision1, 14" Monitor   7A6U4851       Crystal Lake, IL                                                            150.00
Caviar 2.1GB Hardrive         99-004219-001  San Diego, CA      Creative Computers           10/06/97  P24749190101      194.00
Dell XPG Pentium              BR7MW          San Diego, CA      Dell                         10/15/97  127484186      11,845.00
Dell XPG Pentium              BR7MS          San Diego, CA
Dell XPG Pentium              BR7MH          San Diego, CA
Dell XPG Pentium              BR7MD          San Diego, CA
Dell XPG Pentium              BR7MB          San Diego, CA

                                                                                                           SUBTOTAL  $16,705.00
                                                                                                                     ==========

Warehouse Shelving            N/A            Carlsbad, CA       Action Wholesale Products    11/05/97  173619          1,690.77
36" Oak Bookcase              N/A            San Diego, CA      Boise Cascade                10/22/97  639651             92.22


                                    2/20/98


                              CHECK   VENDOR
EQUIPMENT DESCRIPTION          NO.     PAID    # DAYS    TAX EXEMPT
---------------------         -----   ------   ------    ----------
Warehouse shelving            24121    YES       177        NO
Warehouse shelving            24121    YES       165        NO
Warehouse shelving            24286    YES       147        NO
30" Oak Bookcase              23806    YES       173        NO
60" Oak Bookcase              23806    YES       173        NO
1-4 drawer lateral file, 1-2  23806    YES       173        NO
drawer lateral file, 1-gray                                 NO
task chair                                                  NO
Oak Desk                      23806    YES       173        NO
4-60" Oak Bookcases           24134    YES       161        NO
4-60" Oak Bookcases           24134    YES       161        NO
2-4 drawer lateral files      24134    YES       161        NO
1-4 drawer lateral file       24134    YES       161        NO
1-gray task chair                                           NO
1-gray flat-file cabinet      24287    YES       161        NO
Seagate 2.1GB Hardrive        24147    YES       168        NO
Seagate 2.1GB Hardrive                                      NO
Emate 300 Laptop              24152    YES       163        NO
Caviar 2.1GB Hardrive         24152    YES       175        NO
Caviar 2.1GB Hardrive                                       NO
Caviar 2.1GB Hardrive                                       NO
100SX Trinitron Monitor       24152    YES       170        NO
100SX Trinitron Monitor                                     NO
HP Deskwriter 600             24152    YES       170        NO
Aurora Vision1, 14" Monitor   24152    YES       169        NO
HP Deskjet 400L                                             NO
100SX Trinitron Monitor       24152    YES       169        NO
Aurora Vision1, 14" Monitor   24152    YES       169        NO
HP Deskjet 400L                                             NO
2.1GB SCSI Hardrive           24288    YES       155        NO
2.1GB SCSI Hardrive                                         NO
1 heavy duty task chair       24289    YES       162        NO
1-HON gray chair              24289    YES       157        NO
Compaq Proliant 800           24266    YES       175        NO




1 gray office chair           24414    YES       142        NO
12-Stack chairs               24550    YES       142        NO
HP Laserjet 5SiMX Printer     24580    YES       142        NO
HP Deskjet 400L               24580    YES       140        YES
Aurora Vision1, 14" Monitor            YES       140        YES
Caviar 2.1GB Hardrive         24580    YES       137        NO
Dell XPG Pentium              24858    YES       128        NO
Dell XPG Pentium
Dell XPG Pentium
Dell XPG Pentium
Dell XPG Pentium




Warehouse Shelving            25481    YES       107        YES
36" Oak Bookcase              24829    YES       121        NO


                                   EXHIBIT II
                        THE LIGHTSPAN PARTNERSHIP, INC.

                                                                                      PURCH.     INVOICE         SUBMITTED
EQUIPMENT DESCRIPTION         SERIAL NUMBER  LOCATION           VENDOR                 DATE       NUMBER           COSTS
---------------------         -------------  --------           ------                ------     -------        -----------
Organizer                     N/A            San Diego, CA      Boise Cascade         10/31/97   759996              319.00
48" Metal Bookcase            N/A            San Diego, CA      Boise Cascade         10/31/97   518740               74.00
4 Drawer Lateral File         N/A            San Diego, CA      Boise Cascade         11/11/97   838066              434.00
60" Oak Bookcase              N/A            San Diego, CA      Boise Cascade         11/05/97   743522              120.00
36" Oak Bookcase              N/A            San Diego, CA                                       743522               88.00
HP Officejet 500 Printer      SSG78QB80SH    Vienna, VA         Creative Computers    11/04/97   P25963520101        430.00
Scanjet 6100 C                SG77J1407T     San Diego, CA      Creative Computers    11/08/97   P26056700101        720.00
Caviar 2GB Harddrive          WM369427991    San Diego, CA      Creative Computers    11/11/97   P26215190101
Portable Data Projector       27242521544    San Diego, CA      Creative Computers    11/11/97   P26215190101      2,160.93
Intel Pent Overdrive Proc     N/A            San Diego, CA      CDW                   11/05/97   6632792           4,515.00
HP Deskjet Printer            MY7731C08F     St. Paul, MN       Multiple Zones        11/01/97   3378934-0101        175.50
HP Deskjet Printer            MY7731C13G     Indianapolis, IN   Multiple Zones        11/01/97   3379042-0101        175.50
Hawk 2XL 2.14 SCSI            JBU99312       San Diego, CA      Multiple Zones        11/01/97   3379091-0101        351.00
256K Cache                    N/A            San Diego, CA      Multiple Zones        11/01/97   3379091-0101         46.00
16 MB Ram for Powerbook       N/A            San Diego, CA      Multiple Zones        11/01/97   3379091-0101        111.00
                                                                                                                 ----------
                                                                                                      SUBTOTAL   $11,502.92
                                                                                                                 ==========
30" 2dwr file                 N/A            San Diego, CA      Boise Cascade         12/01/97   639481              388.00
60" Lateral File              N/A            San Diego, CA      Boise Cascade         12/01/97   639481              128.00
60" Oak Bookcase              N/A            San Diego, CA      Boise Cascade         12/01/97   832467              122.00
72" Oak Bookcase              N/A            San Diego, CA      Corporate Express     12/11/97   11871233             94.50
42" Round Oak Table           N/A            San Diego, CA      Corporate Express     12/11/97   11871363            134.10
29" Bookcase                  N/A            San Diego, CA      Corporate Express     12/11/97   11871413             91.00
4 Dwr File                    N/A            San Diego, CA      Corporate Express     12/11/97   11871413            440.00
3 Gray clocks w/alarms        N/A            San Diego, CA      Corporate Express     12/23/97   11871283            420.68
HP Deskjet 672C Printer       SSG79U1Q291    Chicago, IL        Creative Computers    12/04/97   P27063200101        198.00
HP Deskjet 672C Printer       SSG79U1P014    Camden, Wyoming    Creative Computers    12/04/97   P27116540101        198.00
HP Deskjet 672C Printer       SSG79U1P017    Grosse Point, MI   Creative Computers    12/04/97   P27116630101        198.00
HP Deskjet 672C Printer       SSG79U1Q28K    Portage, MI        Creative Computers    12/04/97   P27116720101        198.00
HP Deskjet 672C Printer       SSG79U1Q28X    Westminster, MD    Creative Computers    12/04/97   P27116920101        198.00
HP Deskjet 672C Printer       SSG79U1V01Q    Annapolis, MD      Creative Computers    12/19/97   P27854020101        204.00
HP Deskjet 672C Printer       SSG79U1V01M    Mission, TX        Creative Computers    12/19/97   P27854020001        219.35
Dell Dimension XPS 266        C8FFQ          San Diego, CA      Dell                  12/08/97   135100253         2,541.00
Dell P5MMX200                 CK249          San Diego, CA      Dell                  12/24/97   137819504         1,964.33
Gateway G6300XL               GDAPPRO300PIA  San Diego, CA      Gateway 2000          12/30/97   23820668          3,980.30

                              TOTAL TAX EXEMPT      10,832.91                                         SUBTOTAL   $11,717.26
                              TOTAL TAXABLE        $47,623.00                                                    ==========
                                                   ==========
                              TOTAL                 58,455.91                                      GRAND TOTAL   $58,455.91



                                    2/20/98

                              CHECK   VENDOR
EQUIPMENT DESCRIPTION          NO.     PAID    # DAYS    TAX EXEMPT
---------------------         -----   ------   ------    ----------
Organizer                     24829    YES       112        YES
48" Metal Bookcase            24829    YES       112        YES
4 Drawer Lateral File         25071    YES       101        YES
60" Oak Bookcase              25071    YES       107        YES
36" Oak Bookcase                       YES       107        YES
HP Officejet 500 Printer      25100    YES       108        NO
Scanjet 6100 C                25100    YES       104        YES
Caviar 2GB Harddrive
Portable Data Projector       25482    YES       101        YES
Intel Pent Overdrive Proc     25094    YES       107        YES
HP Deskjet Printer            25200    YES       111        NO
HP Deskjet Printer            25200    YES       111        NO
Hawk 2XL 2.14 SCSI            25200    YES       111        YES
256K Cache                    25200    YES       111        YES
16 MB Ram for Powerbook       25200    YES       111        YES



30" 2dwr file                 25661    YES        81        YES
60" Lateral File              25661    YES        81        YES
60" Oak Bookcase              25661    YES        81        YES
72" Oak Bookcase              25672    YES        71        YES
42" Round Oak Table           25672    YES        71        YES
29" Bookcase                  25672    YES        71        YES
4 Dwr File                    25672    YES        71        YES
3 Gray clocks w/alarms        26039    YES        59        YES
HP Deskjet 672C Printer       25675    YES        78        YES
HP Deskjet 672C Printer       25675    YES        78        NO
HP Deskjet 672C Printer       25675    YES        78        NO
HP Deskjet 672C Printer       25675    YES        78        NO
HP Deskjet 672C Printer       25675    YES        78        NO
HP Deskjet 672C Printer       25884    YES        63        NO
HP Deskjet 672C Printer       25884    YES        63        NO
Dell Dimension XPS 266        25680    YES        74        YES
Dell P5MMX200                 26054    YES        58        YES
Gateway G6300XL               26085    YES        52        YES

LESSOR:                                LESSEE:
TRANSAMERICA BUSINESS CREDIT           THE LIGHTSPAN PARTNERSHIP, INC.
CORPORATION

BY:                                    BY: /s/ [Signature Illegible]
    ------------------------               ------------------------

TITLE:                                 TITLE:  VP FINANCE
      ----------------------                 ----------------------

                   [TRANSAMERICA BUSINESS CREDIT LETTERHEAD]


March 4, 1998


Ms. Michelle M. Hays
Vice President - Finance and Administration
The Lightspan Partnership, Inc.
10140 Campus Point Drive
San Diego, California 92121


Re:     CUSTOMER NO. 1070-002


Dear Michelle:

We would like to thank you for choosing Transamerica Business Credit Corporation
(TBCC) Technology Finance Division for your recent refinancing. For your files, we have enclosed copies of the various documents executed by your organization in connection with the above referenced transactions. These documents have been executed by Transamerica and should be retained by you in a safe place.

Invoices will be sent to you on a monthly basis, with your payments due on the first day of each month. OUR REMITTANCE ADDRESS FOR ALL PAYMENTS IS FIRST NATIONAL BANK OF CHICAGO, TBBC - TECHNOLOGY FINANCE DIVISION, PO BOX 70892, CHICAGO, IL 60673-0892. THE STREET ADDRESS FOR OUR LOCK BOX IS FIRST NATIONAL BANK OF CHICAGO, 525 WEST MONROE, 7TH FLOOR MAILROOM, CHICAGO, ILLINOIS 60661,
ATTENTION: 70892. Please indicate your customer numbers on the face of your check.

Please be advised that you are responsible for the appropriate property tax filing. Proof of filing and payment of property tax should be provided to TBCC annually. All future payments should be made on or before the due date indicated on each invoice. Payments arriving after 5 days of the due date will be subject to a 5% late charge. All remittances should be sent to our lock box at the above mentioned address.

We appreciate having been given the opportunity to serve you and we look forward to do so again, in the future. Should you have any questions on your account, please contact our Lease Administration Department at 860-677-6466 and we will be delighted to assist you.


Very truly yours,

Transamerica Business Credit
  Corporation


/s/ DAWN M. ORLOWSKI
Dawn M. Orlowski
Lease Administrator

                                  BILL OF SALE


        KNOW ALL PERSONS BY THESE PRESENTS THE LIGHTSPAN PARTNERSHIP, INC. (the "Seller"), for Fifty Eight Thousand, Four Hundred Fifty Five and 91/100
Dollars ($58,455.91) and other valuable consideration to it in hand paid, receipt of which is hereby acknowledged, does unconditionally, absolutely and irrevocably grant, sell, assign, transfer and convey unto TRANSAMERICA BUSINESS CREDIT CORPORATION and its assignees or successors (collectively, the "Buyer"), all of the Seller's right, title and interest in and to the equipment described on Exhibit II hereto (collectively, the "Equipment").

        TO HAVE AND TO HOLD said Equipment unto the said Buyer, to and for its use forever.

        AND, the Seller hereby warrants, covenants and agrees that it (a) has good and marketable title to the Equipment, free and clear of any liens and other encumbrances; and (b) will warrant and defend the sale of the Equipment against any and all persons claiming against such title.

        IN WITNESS WHEREOF the Seller has caused this instrument to be duly executed and delivered as of this 24th day of February, 1998.


                                            THE LIGHTSPAN PARTNERSHIP, INC.



                                            By: [Signature Illegible]
                                               ----------------------------
                                              Name:
                                              Title: VP FINANCE

In the event the Lease does not exercise the Purchase Option described below, the Lease shall automatically renew for a term of 12 months with Monthly Rental equal to 1.5% of the original equipment Cost payable monthly in advance. At the expiration of the renewal period, the Lessee shall have the option to purchase all (but not less than all) the Equipment for its then current Fair Market Value, plus applicable sales and other taxes.

The Lessee shall have the option to purchase all (but not less than all) the Equipment at the expiration of the term of the lease for the then Fair Market Value of the Equipment, plus applicable sales and other taxes. It shall be agreed that the Fair Market Value shall not be less than 10% of the Equipment Cost nor more than 20% of the Equipment Cost plus applicable sales and other taxes.

Lessee hereby irrevocably authorizes Lessor to insert in this Schedule the Commencement Date and the due date of the first rental payment.

Except as expressly provided or modified hereby, all the terms and provisions of the Master Lease Agreement shall remain in full force and effect.

The Purchase Date shall be March 1, 2001.

The Stipulated Loss Value of any items of Equipment shall be an amount equal to the present value of all future Rent discounted at a rate of 6% per annum plus the Reversionary Value.

The Reversionary Value of any item of Equipment shall be 20% of Equipment Cost.

TRANSAMERICA BUSINESS CREDIT CORPORATION     THE LIGHTSPAN PARTNERSHIP INC.
(Lessor)                                     (Lessee)



By:  /s/ GARY P. MORO                        By: /s/ MICHELLE HAYS
    --------------------------------             ----------------------------
Title:   Vice President                      Title: VP Finance
    --------------------------------             ----------------------------

                                CLOSING STATEMENT
                                                          LEASEPLUS NO. 1070-003
LESSEE        LIGHTSPAN PARTNERSHIP, INC.
RENTAL SCHEDULE NO. 3

================================================================================

Interim Rent ( 1 Day) @ $378.19                                 $ 378.19
(2/24/98 through 2/28/98)

Rental Payments
April 1, 1998                                                   $ 11,345.57

                                                  SUB-TOTAL     $ 11,723.76

Sales/Use Tax (%) Various States (See Attached)
Advanced Rentals                                                $     28.93
Interim Rent                                                    $       .96
                                                  SUB-TOTAL     $     29.89

Total for Rentals and Taxes .................                   $ 11,753.65

Documentation Fee ...........................                   $
Includes:   UCC Preparation & Filing $____________
            Lien Search              $____________


Credits .....................................                   $(11,753.65)
Deducted from proceeds               $11,753.65

Deducted from commitment fee         $

            GRAND TOTAL DUE.........                            $      0.00

PROCEEDS OF SALE LEASEBACK Agreemnt                             $358,017.27
LESS: DUE TO TBCC                                               $ 11,753.65
                                                                -----------
NET TO LIGHTSPAN PARTNERSHIP                                    $346,263.62

* Notes:

        1. TBCC will credit $3,580.17 towards payment due May 1, 1998 from Commitment Fee. Balance of $7,794.33 will be invoiced.


Date Prepared           3-24-98
Contract Administration D. Orlowski
Marketing               W. Dial

                       SCHEDULE TO MASTER LEASE AGREEMENT

                           Dated as of March 23, 1998

                                 Schedule No. 3

LESSOR NAME & MAILING ADDRESS                    LESSEE NAME & MAILING ADDRESS
Transamerica Business Credit Corporation         The Lightspan Partnership, Inc.
Riverway II                                      10140 Campus Point Drive
West Office Tower                                San Diego, California  92121
9399 West Higgins Road
Rosemont, Illinois  60018

Equipment Location (if different than Lessee's address above):

This Schedule covers the following described equipment ("Equipment"):

                See Exhibit II attached hereto and made a part hereof.

The Equipment is hereby leased pursuant to the provisions of the Master Lease Agreement between the undersigned Lessee and Lessor dated August 14, 1997 (the "Master Lease"), the terms of which are incorporated herein by reference thereto, plus the following additional terms, provisions, and modifications. The Lessor reserves the right to adjust the monthly payments in accordance with the Commitment Letter dated August 5, 1997, if the Lessor has not received this Schedule and an Acceptance and Delivery Certificate executed by the Lessee within five business days from the date first set forth above.


1.   Term (Number of Months)                                                            36 months
2.   Equipment Cost                                                                     $358,017.27
3.   Commencement Date                                                                  March 31, 1998
4.   Rate Factor                                                                        3.169% of Equipment Cost
5.   Total Rents                                                $408,440.52
     Total sales/use tax                                        $  1,041.48             $409,482.00
                                                                -----------

6.   Advance Rents (first month)                                $ 11,345.57
     Sales/use tax for advance rent                             $     28.93             $ 11,374.50
                                                                -----------

7.   Monthly rental payments                                    $ 11,345.57
     Monthly sales/use tax                                      $     28.93             $ 11,374.50
                                                                -----------
     and the second such rental payment
     will be due on                                                                     May  1, 1998
     and subsequent rental payments will
     be due on the same day of each month thereafter

8.   Security Deposit                                                                   NONE

9.   In addition to the monthly rental
     payments provided for herein, Lessee shall
     pay to Lessor, as interim rent, payable on
     the commencement date specified above, an
     amount equal to 1/30th of the monthly rental
     payment (including monthly sales/use tax)
     multiplied by the number of days from and
     including the commencement date through the
     end of the same calendar month.                                                    $    379.15

Equipment Location with Tax Rates

                                                                                                                              SALES
                                                                                                          MONTHLY    TOTAL     TAX
EQUIPMENT                                                                     SALES     RATE     MONTHLY    TAX     MONTHLY   INTERM
COST                   LOCATION                       ZIP CODE    COUNTY     TAX RATE   FACTOR   PAYMENT  PAYMENT   PAYMENT    RENT
----                   --------                       --------    ------     --------   ------   -------  -------   -------    ----
                TAX EXEMPT EQUIPMENT

$343,959.31  10140 CAMPUS POINT DR., SAN DIEGO, CA    92121      SAN DIEGO     N/A     3.1690%  10,900.07          10900.07
    $512.10  565 EAST OAKSIDE DRIVE, SONORA, CA       95370      TUOLUMNE      N/A     3.1690%      16.23             16.23
    $478.50  9609 SOUTH CLAIREMONT, CHICAGO, IL       60643        COOK        N/A     3.1690%      15.16             15.16
    $363.00  8941 MERRILL CHICAGO, IL                 60617        COOK        N/A     3.1690%      11.50             11.50
    $399.98  2257 VALLEY ROAD OCEANSIDE, CA           92056      SAN DIEGO             3.1690%      12.68             12.68
$345,712.89

                TAXABLE EQUIPMENT

  $4,886.91  10140 CAMPUS POINT DR., SAN DIEGO, CA    92121      SAN DIEGO     7.75%   3.1690%     154.87  12.00     166.87    0.40
    $392.00  11809 TROOST AVENUE KANSAS CITY, MO      64131       JACKSON      6.60%   3.1690%      12.42   0.82      13.24    0.03
    $373.00  10139 HICKORY RIDGE DR CLEVELAND, OH     44141      CUYAHOGA      7.00%   3.1690%      11.82   0.83      12.65    0.03
    $205.00  18 MARY BETH DRIVE SUFFERN, NY           10901      ROCKLAND      7.25%   3.1690%       6.50   0.47       6.97    0.02
    $205.00  518 S 3RD STREET MAYFIELD, KY            42066       GRAVES       6.00%   3.1690%       6.50   0.39       6.89    0.01
    $373.00  493 RIVERVIEW DRIVE CHATHAM, MA          02633     BARNSTABLE     5.00%   3.1690%      11.82   0.59      12.41    0.02
    $373.00  9007 HIGHLAND ROAD BATON ROUGE, LA       70810     EAST BATON     8.00%   3.1690%      11.82   0.95      12.77    0.03
    $373.00  125 MILL CREEK ARLINGTON, TX             76010       TARRANT      7.75%   3.1690%      11.82   0.92      12.74    0.03
    $373.00  9879 HARLINGTON STREET CANTONMENT, FL    32533      ESCAMBIA      7.50%   3.1690%      11.82   0.89      12.71    0.03
    $363.00  5794 HEDGEROW CIRCLE  BUFFALO, NY        14225        ERIE        8.00%   3.1690%      11.50   0.92      12.42    0.03
    $363.00  111 HAWTHORNE WAY  CHITTENANGO, NY       13037       MADISON      7.00%   3.1690%      11.50   0.81      12.31    0.03
    $363.00  51010 BAYVIEW AVENUE RUSH CITY, MN       55069       CHISAGO      6.50%   3.1690%      11.50   0.75      12.25    0.02
    $363.00  2303 MID HOLLOW DRIVE SAN ANTONIO, TX    78230        BEXAR       7.75%   3.1690%      11.50   0.89      12.39    0.03
    $363.00  687 LAUGHLIN ROAD  CLEVELAND, MS         38732                    7.25%   3.1690%      11.50   0.83      12.33    0.03
    $363.00  14451 W WAGONTRAIL DRIVE  AURORA, CO     80015        ADAMS       8.05%   3.1690%      11.50   0.93      12.43    0.03
    $203.00  5503 COURTYARD DRIVE AUSTIN, TX          78731     WILLIAMSON     8.25%   3.1690%       6.43   0.53       6.96    0.02
    $363.00  1700 RIVERCREST  SUGAR LAND, TX          77478      FORT BEND     8.25%   3.1690%      11.50   0.95      12.45    0.03
    $365.00  7425 LITTLE OAKS DRIVE  O' FALLON, MO    63366     ST. CHARLES   7.225%   3.1690%      11.57   0.84      12.41    0.03
    $205.00  5800 ARLINGTON AVENUE RIVERDALE, NY      10471        BRONX      8.250%   3.1690%       6.50   0.54       7.04    0.02

                                                                                                                              SALES
                                                                                                          MONTHLY    TOTAL     TAX
EQUIPMENT                                                                      SALES    RATE     MONTHLY    TAX     MONTHLY   INTERM
COST                   LOCATION                       ZIP CODE    COUNTY     TAX RATE   FACTOR   PAYMENT  PAYMENT   PAYMENT    RENT
----                   --------                       --------    ------     --------   ------   -------  -------   -------    ----
   $205.00  604 COACH HILL COURT  WEST CHESTER, PA     19380       CHESTER     7.000%    3.1690%    6.50     0.45     6.95     0.02
   $389.97  1011 SAGE LEAF HOUSTON, TX                 77089       HARRIS      8.250%    3.1690%   12.36     1.02     13.38    0.03
   $363.00  1101 SAN ANTONIO COURT PLANO, TX           75023       COLLIN      8.250%    3.1690%   11.50     0.95     12.45    0.03
   $478.50  109 THORPE'S PARISH   WILLIAMSBURG, VA     23185     WILLIAMSBURG  4.500%    3.1690%   15.16     0.68     15.84    0.02

$12,304.38

$358,017.27                                                                                      $11,345.57 $28.93 $11,374.50 $0.96


Renewal terms:

In the event the Lease does not exercise the Purchase Option described below, the Lease shall automatically renew for a term of 12 months with Monthly Rental equal to 1.5% of the original Equipment Cost payable monthly in advance. At the expiration of the renewal period, the Lessee shall have the option to purchase all (but not less than all) the Equipment for its then current Fair Market Value, plus applicable sales and other taxes.

The Lessee shall have the option to purchase all (but not less than all) the Equipment at the expiration of the term of the lease for the then Fair Market Value of the Equipment, plus applicable sales and other taxes. It shall be agreed that the Fair Market Value shall not be less than 10% of the Equipment Cost nor more than 20% of the Equipment Cost plus applicable dales and other taxes.

Lessee hereby irrevocably authorizes Lessor to insert in this Schedule the Commencement Date and the due date of the first rental payment.

Except as expressly provided or modified hereby, all the terms and provisions of the Master Lease Agreement shall remain in full force and effect.

The Purchase Date shall be April 1, 2001.

The Stipulated Loss Value of any items of Equipment shall be an amount equal to the present value of all future Rent discounted at a rate of 6% per annum plus the Reversionary Value.

The Reversionary Value of any item of Equipment shall be 20% of Equipment Cost.

  TRANSAMERICA BUSINESS CREDIT                THE LIGHTSPAN PARTNERSHIP, INC.
  CORPORATION                                 (Lessee)
  (Lessor)

  By: /s/ ROBERT D. POMEROY, JR.              By: /s/ [Signature Illegible]
     ---------------------------------           -------------------------------
          Robert D. Pomeroy, Jr.

  Title:EXECUTIVE VICE PRESIDENT              Title: VP FINANCE
        ------------------------------              ----------------------------

                          SALE AND LEASEBACK AGREEMENT


        THIS SALE AND LEASEBACK AGREEMENT (this "Agreement"). is made as of March 24, 1998, among The Lightspan Partnership, Inc., a California corporation ("Seller"), and Transamerica Business Credit Corporation, a Delaware corporation ("Buyer").

                                   WITNESSETH:


        WHEREAS, Seller is the owner of the equipment more particularly described on Exhibit II hereto (the "Equipment");

        WHEREAS, Seller desires to sell to Buyer and Buyer desires to purchase from Seller the Equipment; and

        WHEREAS, Buyer, as a condition to such purchase, wishes to lease to Seller and Seller wishes to lease from Buyer the Equipment under the terms and conditions of the Master Lease Agreement dated as of August 14, 1997 and Schedule No. 3 thereto (collectively, as amended, supplemented or otherwise modified from time to time, the "Lease") between Buyer, as lessor, and Seller, as lessee.

        NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1.      AMOUNT AND TERMS OF PURCHASE.

               (a) Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties of the Seller herein set forth, the Buyer agrees to purchase all of the Seller's right, title and interest in and to all of the Equipment such that the Buyer will become the owner of all such Equipment for all purposes whatsoever. The Seller hereby agrees that the Buyer is under no obligation to purchase any other equipment now or in the future and shall not assert a claim that the Buyer may have any such obligation.

               (b) The price to be paid by the Buyer with respect to the purchase of the Equipment (the "Purchase Price") is $358,017.27. The Purchase Price shall be payable to the Seller on the Lease Commencement Date (as defined in the Lease).

               (c) The Seller shall pay any and all applicable federal, state, county or local taxes and any and all present or future taxes or other governmental charges arising in connection with the sale of the Equipment hereunder. including sales, use or occupation taxes due upon the purchase by the Buyer.

               (d) The purchase of the Equipment shall be evidenced by a bill of sale, substantially in the form attached hereto as Exhibit A (the "Bill of Sale"), duly executed by the Seller.

        2. CONDITIONS TO PURCHASE. The obigation of the Buyer to purchase the Equipment is subject to the following conditions:

               (a) The Buyer shall have received this Agreement, duly executed by the Seller.

               (b) The Buyer shall have received the Bill of Sale, duly executed by the Seller.

               (c) The Buyer shall have received the Lease, duly executed by the Seller.

               (d) The Buyer shall have received resolutions of the Board of Directors of the Seller approving and authorizing the execution, delivery and performance by the Seller of this Agreement, the Lease and the notices and other documents to be delivered by the Seller hereunder and thereunder (collectively, the "Sale and Leaseback Documents").

               (e) The Buyer shall have received the certificate of title or similar evidence of ownership with respect to each item of Equipment and Uniform Commercial Code financing statements covering the Equipment in form and substance satisfactory to the Buyer, duly executed by the Seller.

               (f) No material adverse change has occurred with respect to the business, prospects, properties, results of operations, assets, liabilities or condition (financial or otherwise) of the Seller and its affiliates, taken as a whole, since January 31, 1995.

               (g) The Buyer shall have received all warranties and other documentation received or executed by Seller in connection with the original acquisition of the Equipment by the Seller (and by its execution hereof the Seller hereby assigns to the Buyer all such warranties and other Documentation).

               (h) The Buyer shall have received such other approvals, opinions or documents as the Buyer may reasonably request.

        3. REPRESENTATION AND WARRANTIES. To induce the Buyer to enter into this Agreement, the Seller represents and warrants to the Buyer that:

               (a) The Seller is duly authorized to execute, deliver and perform its obligations under each of the Sale and Leaseback Documents and all corporate action required on its part for the due execution, delivery and performance of the transactions contemplated herein and therein has been duly and effectively taken.

               (b) The execution, delivery and performance by the Seller of each of the Sale and Leaseback Documents and the consummation of the transactions contemplated herein and therein does not and will not violate any provision of, or result in a default under, the Seller's Articles or Certificates of Incorporation or By-laws or any indenture or agreement to which the Seller is a party or to which its assets are bound or any order, permit, law, statute, code, ordinance, rule, regulation, certificate or any other requirement of any governmental authority or regulatory body to which the Seller is subject, or result in the creation or imposition of any mortgage, deed of trust, pledge, security interest, lien or encumbrance of any kind upon or with respect to the Equipment or any proceeds thereof, other than those in favor of the Buyer as contemplated by the Sale and Leaseback Documents.

               (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution. delivery and performance by the Seller of any of the Sale and Leaseback Documents to which it is a party.

               (d) Each Sale and Leaseback Document to which the Seller is a party constitutes or will constitute, when delivered hereunder, the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its respective terms, except as such enforceability may be (i) limited by the effect of applicable bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally or (ii) subject to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding at equity or at law).

               (e) There are no actions, suits, or proceedings pending, threatened against or affecting the Seller which seek to enjoin, prohibit or restrain the consummation of any of the transactions contemplated hereby or by the other Sale and Leaseback Documents.

               (f) Each item of Equipment is owned by the Seller free and clear of any liens and encumbrances of any kind or description. Upon purchase of the Equipment hereunder, the Buyer will acquire good and marketable title in and to the Equipment.

All representations and warranties herein shall survive the execution of this Agreement and the purchase of the Equipment.

        4. INDEMNITIES. The Seller agrees to indemnify, defend, and save harmless the Buyer and its officers, directors, employees, agents, and attorneys, and each of them (the "Indemnified Parties"), from and against all claims, actions, suits, and other legal proceedings, damages, costs, interest, charges, counsel fees and other expenses and penalties (collectively, the "Indemnified Amounts") which any of the Indemnified Parties may sustain or incur by reason of or arising out of (i) the Seller's ownership of any Equipment prior to the date on which such Equipment is sold to the Buyer, or the Seller's acts or omissions prior to such date under, in connection with or relating to such Equipment or any of the Sale and Leaseback Documents, (ii) the operation, maintenance or use of such Equipment prior to such date, (iii) the inaccuracy of any of the Seller's representations or warranties contained in any of the Sale and Leaseback

Documents, (iv) the breach of any of the Seller's covenants contained in any of the Sale and Leaseback Documents, (v) any loss or damage to Equipment in excess of the deductible which is not paid by insurance or (vi) any sales, use, excise and other taxes, charges, and fees (including, without limitation, income, franchise, business and occupation, gross receipts, sales, use, licensing, registration, titling, personal property, stamp and interest equalization taxes, levies, imposts, duties, charges or withholdings of any nature), and any fines, penalties or interest thereon, imposed or levied by any governmental body, agency or tax authority upon or in connection with the Equipment, its acquisition, ownership, delivery, leasing, possession, use or relocation or otherwise in connection with the transactions contemplated by each Sale and Leaseback Document.

        5. REMEDIES. Upon the Seller's violation of or default under any provision of this Agreement, the Buyer may (subject to the provisions of the other Sale and Leaseback Documents) proceed to protect and enforce its rights either by suit in equity or by action at law or both, whether for the specific performance of any covenant or agreement contained herein or in aid of the exercise of any power granted in any Sale and Leaseback Document; it being intended that the remedies contained in any Sale and Leaseback Document shall be cumulative and shall be in addition to every other remedy given under such Sale and Leaseback Document or now or hereafter existing at law or in equity or by statute or otherwise.

        6. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement, nor consent to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the Buyer, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

        7. NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing and sent:

                      if to the Seller, at its address at:

                      The Lightspan Partnership, Inc.
                      10140 Campus Point Drive
                      San Diego, California 92121
                      Attention: Vice President - Finance and Administration Telephone No.: 619-824-8311
                      Telecopy No.: 619-824-8001
                      if to the Buyer, at its address at:

                      Transamerica Business Credit Corporation
                      Technology Finance Division
                      76 Batterson Park Road
                      Farmington, Connecticut 06032-2571
                      Attention: Assistant Vice President,
                               Lease Administration
                      Telephone No.: 860-677-6466
                      Telecopy No.: 860-677-6766

                      with a copy to:

                      Transamerica Business Credit Corporation
                      9399 West Higgins Road
                      Rosemont, Illinois 60018
                      Attention: Legal Department
                      Telephone No.: 847-685-1106
                      Telecopy No.: 847-685-1143

or to such other address as shall be designated by such party in a written notice to the other party. All such notices shall be deemed given (i) if sent by certified or registered mail, three days after being postmarked, (ii) if sent by overnight delivery service, when received at the above stated addresses or when delivery is refused and (iii) if sent by facsimile transmission, when receipt of such transmission is acknowledged.

        8. No WAIVER; REMEDIES. No failure on the part of the Buyer to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

        9. BENEFIT. Without the prior written consent of the Buyer, the Seller may not transfer, assign or delegate any of its rights, duties or obligations hereunder.

        10. BINDING Effect. This Agreement shall be binding upon and inure to the benefit of the Seller and the Buyer and their respective successors and assigns.

        11. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

        12. EXECUTION IN Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same agreement.

        13. SEVERABILITY. If one or more of the provisions contained in this Agreement shall be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein, and any other application thereof, shall not in any way be affected or impaired thereby.

        14. SUBMISSION TO JURISDICTION. ALL DISPUTES ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT BETWEEN THE PARTIES HERETO, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN ILLINOIS, AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT THE BUYER SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE SELLER OR ITS PROPERTY IN ANY LOCATION REASONABLY SELECTED BY THE BUYER IN GOOD FAITH TO ENABLE THE BUYER TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE BUYER. EACH PARTY AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS, SETOFFS OR CROSS-CLAIMS IN ANY PROCEEDING BROUGHT BY THE BUYER; IT BEING UNDERSTOOD THAT THIS SENTENCE DOES NOT PRECLUDE THE SELLER FROM ASSERTING COMPULSORY COUNTERCLAIMS. THE SELLER WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE BUYER HAS COMMENCED A PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

        15. JURY TRIAL. THE PARTIES HERETO EACH HEREBY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized, as of the first date written above.

                                            THE LIGHTSPAN PARTNERSHIP, INC.


                                            By: /s/ MICHELLE HAYS
                                                ---------------------------
                                            Name:  Michelle Hays
                                            Title: VP Finance


                                            TRANSAMERICA BUSINESS CREDIT
                                            CORPORATION



                                            By: /s/ ROBERT D. POMEROY, JR.
                                                ---------------------------
                                            Name: Robert D. Pomeroy, Jr.
                                            Title: Executive Vice President


Exhibit II- Equipment
Exhibit A- Bill of Sale

                                    EXHIBIT A


                                  BILL OF SALE


        KNOW ALL PERSONS BY THESE PRESENTS THE LIGHTSPAN PARTNERSHIP, INC. (the "Seller"), for Three Hundred Fifty Eight Thousand, Seventeen and 27/100 Dollars ($358,017.27) and other valuable consideration to it in hand paid, receipt of which is hereby acknowledged. does unconditionally, absolutely and irrevocably grant, sell, assign, transfer and convey unto TRANSAMERICA BUSINESS CREDIT CORPORATION and its assignees or successors (collectively, the "Buyer"), all of the Seller's right, title and interest in and to the equipment described on
Exhibit II hereto (collectively, the "Equipment").

        TO HAVE AND TO HOLD said Equipment unto the said Buyer, to and for its use forever.

        AND, the Seller hereby warrants, covenants and agrees that it (a) has good and marketable title to the Equipment, free and clear of any liens and other encumbrances; and (b) will warrant and defend the sale of the Equipment against any and all persons claiming against such title.

        IN WITNESS WHEREOF the Seller has caused this instrument to be duly executed and delivered as of this 31st day of March, 1998.



                                             THE LIGHTSPAN PARTNERSHIP, INC.



                                             By:
                                                ----------------------------
                                                Name:
                                                Title:

                                  BILL OF SALE


        KNOW ALL PERSONS BY THESE PRESENTS THE LIGHTSPAN PARTNERSHIP, INC. (the "Seller"), for Three Hundred Fifty Eight Thousand, Seventeen and 27/100 Dollars ($358,017.27) and other valuable consideration to it in hand paid, receipt of which is hereby acknowledged, does unconditionally, absolutely and irrevocably grant, sell, assign, transfer and convey unto TRANSAMERICA BUSINESS CREDIT CORPORATION and its assignees or successors (collectively, the "Buyer"), all of the Seller's right, title and interest in and to the equipment described on
Exhibit II hereto (collectively, the "Equipment").

        TO HAVE AND TO HOLD said Equipment unto the said Buyer, to and for its use forever.

        AND, the Seller hereby warrants, covenants and agrees that it (a) has good and marketable title to the Equipment, free and clear of any liens and other encumbrances; and (b) will warrant and defend the sale of the Equipment against any and all persons claiming against such title.

        IN WITNESS WHEREOF the Seller has caused this instrument to be duly executed and delivered as of this 31st day of March, 1998.



                                             THE LIGHTSPAN PARTNERSHIP, INC.




                                             BY: /s/ MICHELLE HAYS
                                                ----------------------------
                                              Name: Michelle Hays
                                              Title: VP Finance

                                   EXHIBIT II

                           THE LIGHTSPAN PARTNERSHIP

To:
X Schedule to Master Lease Agreement
X UCC
X Sale and Lease back Agreement

                                                                              PURCH.    INVOICE          SUBMITTED   CHECK    TAX
EQUIPMENT DESCRIPTION     SERIAL NUMBER  LOCATION         VENDOR              DATE      NUMBER             COSTS      NO.    EXEMPT
-----------------------   -------------  --------         ------------------  --------  ------------     ---------   -----   ------
31-JAN-98
4 Drawer File             N/A            San Diego, CA    Corporate Express   01/05/98  11308524            474.10   26039    YES
2 2 drawer lateral files  N/A            San Diego, CA    Corporate Express   01/06/98  11126654            463.33   26039    YES
4.55gb SCSI & Data Silo   HK043331       San Diego, CA    Creative Computers  01/13/98  P28765430101        742.09   26328    YES
14" Monitor                              Oceanside, CA    Creative Computers  01/27/98  P29382720101        186.63   26613    YES
HP Deskjet 672C Printer   SSG7AF1P0V2    Oceanside, CA    Creative Computers  01/27/98  P29382720102        213.35   26613    YES
Intel Overdrive 180MHZ    N/A            San Diego, CA    Creative Computers  01/27/98  P29383290101        222.81   26613    YES
k-200 Vast Player         359708001013   San Diego, CA    Professional Sound  01/12/98  30755             2,246.59   26468    YES
                                                            & Music                                       --------
Dell XPS 266              CYNV0          San Diego, CA    Dell                01/27/98  142559582         2,797.24   26619    YES
Sony Notebook Computer    28980330       San Diego, CA    Computer City       12/18/97  749968            4,886.91   25980     NO
HP Deskjet 672C Printer   SSG7AE1Q0JH    Kansas City, MO  Creative Computers  01/06/98  P28476570101                 26044     NO
14" Monitor               J70513284      Kansas City, MO  Creative Computers  01/06/98  P28476570101        392.00   26044     NO
HP Deskjet 672C Printer   SSG7AF1P0TW    Cleveland, OH    Creative Computers  01/27/98  P29381860101        205.00   26613     NO
HP Deskjet 672C Printer   SSG7AF1P0SQ    Suffern, NY      Creative Computers  01/27/98  P29382060101        205.00   26613     NO
HP Deskjet 672C Printer   SSG7AF1P0TF    Mayfield, KY     Creative Computers  01/27/98  P29382200101        205.00   26613     NO
HP Deskjet 672C Printer   SSG7AF1P0T1    Chatham, MA      Creative Computers  01/27/98  P29382280102        198.00   26613     NO
14" Monitor                              Baton Rouge, LA  Creative Computers  01/27/98  P29382960101        175.00   26613     NO
HP Deskjet 672C Printer   SUS78M1V03D    Baton Rouge, LA  Creative Computers  01/27/98  P29382960102        198.00   26613     NO
14" Monitor                              Arlington, TX    Creative Computers  01/27/98  P29383110101        175.00   26613     NO
HP Deskjet 672C Printer   SSG7AF1P0SH    Arlington, TX    Creative Computers  01/27/98  P29383110102        198.00   26613     NO
HP Deskjet 672C Printer   SUS78M1V030    Cantonment, FL   Creative Computers  01/27/98  P29383180102        198.00   26613     NO
14" Monitor                              Cantonment, FL   Creative Computers  01/27/98  P29383180101        175.00   26613     NO
14" Monitor                              Chatham, MA      Creative Computers  01/27/98  P29382280101        175.00   26613     NO
14" Monitor                              Cleveland, OH    Creative Computers  01/27/98  P29391160101        168.00   26613     NO

                                                                                            SUBTOTAL    $14,900.05
                                                                                                        ==========
FEB-98
Warehouse Shelving         N/A           San Diego, CA    Action Wholesale    02/19/98  176620            1,690.77   27083    YES
left and right return      N/A           San Diego, CA    Office Furniture    02/11/98  15896               312.48   26975    YES
                                                            Networking
Metal corner shelves       N/A           San Diego, CA    Office Furniture    02/11/98  15894               183.18   26975    YES
                                                            Networking
3 Drawer Latera File       N/A           San Diego, CA    Office Depot        02/26/98  212029              335.00   27086    YES
Eltron Printer             47080715      San Diego, CA    Allenwest, Inc.     02/11/98  31180               975.62   26827    YES
CCD Scanner                K000051       San Diego, CA    Allenwest, Inc.     02/11/98  31180                                 YES
HP Deskjet 672C Printer    SSG7BN1P2C8   Chicago, IL      Creative Computers  02/04/98  P29730730102        198.00   26875    YES
HP Deskjet 672C Printer    30PABA        San Diego, CA    Creative Computers  02/04/98  P29730900102        213.35   26875    YES
14" Monitor                              San Diego, CA    Creative Computers  02/05/98  P29730900101        176.63   26875    YES
14" Monitor                              Chicago, IL      Creative Computers  02/05/98  P29730730101        165.00   26875    YES
Caviar Hardrive and Zip    WT3510929556  San Diego, CA    Creative Computers  02/04/98  P29731030101        618.26   26875    YES
Inspirion M200ST           CFNWL         San Diego, CA    Dell                02/17/98  144950367         2,704.55   27085    YES
                                                                                                          --------
HP Deskjet 672C Printer    SSG7BN1P2TH   Chittenango, NY  Creative Computers  02/12/98  P30087940102        198.00   26875     NO
HP Deskjet 672C Printer    SSG7BN1P2B3   Buffalo, NY      Creative Computers  02/04/98  P29730960102        198.00   26875     NO
14" Monitor                              Buffalo, NY      Creative Computers  02/05/98  P29730960101        165.00   26875     NO

                                   EXHIBIT II

                           THE LIGHTSPAN PARTNERSHIP

To:
X Schedule to Master Lease Agreement
X UCC
X Sale and Lease back Agreement

                                                                              PURCH.    INVOICE          SUBMITTED   CHECK    TAX
EQUIPMENT DESCRIPTION    SERIAL NUMBER  LOCATION         VENDOR               DATE      NUMBER             COSTS      NO.    EXEMPT
-----------------------  -------------  --------         ------------------   --------  ------------     ---------   -----   ------
HP Deskjet 672C Printer   30PABA        Rush City, MN    Creative Computers   02/12/98  P30088030102       198.00    26875     NO
HP Deskjet 672C Printer   SSG7BN1P2F8   San Antonio, TX  Creative Computers   02/12/98  P30088100102       198.00    26875     NO
HP Deskjet 672C Printer   SSG7BN1P207   Cleveland, MS    Creative Computers   02/12/98  P30086950102       198.00    26875     NO
14" Monitor                             San Antonio, TX  Creative Computers   02/14/98  P30088100101       165.00    27084     NO
14" Monitor                             Chittenango, NY  Creative Computers   02/14/98  P30087940101       165.00    27084     NO
14" Monitor                             Rush City, MN    Creative Computers   02/14/98  P30088030101       165.00    27084     NO
14" Monitor                             Cleveland, MS    Creative Computers   02/14/98  P30086950101       165.00    27084     NO
HP Deskjet 672C Printer   SSG7BN1P2T1   Aurora, CO       Creative Computers   02/18/98  P30317910102       198.00    27084     NO
HP Deskjet 672C Printer   SSG7BN1P2V4   Austin, TX       Creative Computers   02/18/98  P30318120101       203.00    27084     NO
HP Deskjet 672C Printer   30PABA        Sugar Land, TX   Creative Computers   02/18/98  P30318270102       198.00    27084     NO
14" Monitor                             Aurora, CO       Creative Computers   02/19/98  P30317910101       165.00    27084     NO
HP Deskjet 672C Printer   SSG7BN1P2P1   O'Fallon, MO     Creative Computers   02/20/98  P30402440102       198.00    27084     NO
14" Monitor                             Sugar Land, TX   Creative Computers   02/20/98  P30318270101       165.00    27084     NO
14" Monitor                             O'Fallon, MO     Creative Computers   02/21/98  P30402440101       167.00    27084     NO
HP Deskjet 672C Printer   SCN7BD111J1   Riverdale, NY    Creative Computers   02/27/98  P30708830101       205.00    27084     NO
HP Deskjet 672C Printer   SCN7BD111JB   Westchester, PA  Creative Computers   02/27/98  P30709050101       205.00    27084     NO
HP Deskjet 672C Printer   SCN7BD111JF   Houston, TX      Creative Computers   02/27/98  P3071010001        389.97    27084     NO
14" Monitor                             Houston, TX      Creative Computers   02/27/98  P3071010001                  27084     NO
HP Deskjet 672C Printer   SCN7BD111HV   PlaNO, TX        Creative Computers   02/27/98  P30711660101       363.00    27084     NO
14" Monitor                             PlaNO, TX        Creative Computers   02/27/98                               27084     NO
                                                                                            SUBTOTAL   $11,844.81
                                                                                                        ==========

                                                         1070-003.XLS                                                      Page 2

                                   EXHIBIT II

                           THE LIGHTSPAN PARTNERSHIP

To:
X Schedule to Master Lease Agreement
X UCC
X Sale and Lease back Agreement

EQUIPMENT DESCRIPTION    SERIAL NUMBER     LOCATION             VENDOR
--------------------     -------------     --------             ------
                         N/A               San Diego, CA        Action Wholesale
                         N/A               San Diego, CA        Office Depot
                         SUS82A1W02S       Chicago, IL          Creative Computers
                         6A74390349        Chicago, IL          Creative Computers
                         SUS82A1W01Z       Sonora, CA           Creative Computers
                         6A74390319        Sonora, CA           Creative Computers
                         To Follow         San Diego, CA        Compaq
                         D805BRZ40369      San Diego, CA        Optimal Computer
                         D805BRZ40369      San Diego, CA        Optimal Computer
                         LAP52949          San Diego, CA        Optimal Computer
                         LAP77725          San Diego, CA        Optimal Computer
                         LAP49629          San Diego, CA        Optimal Computer
                         LAP86643          San Diego, CA        Optimal Computer
                         SUS82A1W02Q       Williamsburg, VA     Creative Computers
                         6A74292463        Williamsburg, VA     Creative Computers

                                                         TOTAL TAX EXEMPT             345,712.89
                                                                 TAXABLE               12,304.38
                                                                        ------------------------
                                                                                      358,017.27

PURCH.          INVOICE            SUBMITTED            CHECK
DATE             NUMBER              COSTS                NO.     TAX EXEMPT
-----           -------            ---------            -----     ----------
03/04/98       17704                 1,690.77             27083       YES
03/09/98       23973211                420.00             27086       YES
03/11/98       p31125160101            478.50             27084       YES
03/11/98       p31125160101                               27084       YES
03/11/98       P31125610101            512.10             27084       YES
03/11/98       P31125610101                               27084       YES
03/18/98                           309,889.00          27080/88       YES
03/02/98       66665                 1,544.06             26979       YES
03/03/98       66858                16,259.48             27087       YES
03/03/98       66858                                      27087       YES
03/03/98       66858                                      27087       YES
03/03/98       66858                                      27087       YES
03/03/98       66858                                      27087       YES
                                  -----------
03/11/98       P31125450101            478.50             27084       NO
03/11/98       P31125450101                               27084       NO
                       SUBTOTAL   $331,272.41
                                  ===========

              GRAND TOTAL         $358,017.27

                                               LESSEE:
LESSOR:

TRANSAMERICA BUSINESS CREDIT                   THE LIGHTSPAN PARTNERSHIP, INC.
CORPORATION


                                               BY  /s/ [SIGNATURE ILLEGIBLE]
BY:  /s/ ROBERT D. POMEROY, JR.                   --------------------------
   ----------------------------
     Robert D. Pomeroy, JR.                    TITLE: Vice President Finance
                                                      ----------------------
Title: Executive Vice President
       ------------------------

                                   EXHIBIT II

                           THE LIGHTSPAN PARTNERSHIP

To:
X Schedule to Master Lease Agreement
X UCC
X Sale and Lease back Agreement

SERIAL NUMBERS FOR:

130 Presario 1681                  V752BVQ22014        V811BVQ20121        V811BVQ20182        V811BVQ20077
Vendor: Compaq                     V752BVQ26328        V811BVQ20122        V811BVQ20183        V811BVQ20078
Equipment Location: San Diego      V752BVQ26373        V811BVQ20125        V811BVQ20189        V811BVQ20080
                                   V752BVQ26419        V811BVQ20127        V811BVQ20191        V811BVQ20083
Equipment Cost: 309,889.00         V752BVQ26433        V811BVQ20131        V811BVQ20197        V811BVQ20084
                                   V752BVQ26434        V811BVQ20134        V811BVQ20198        V811BVQ20087
                                   V752BVQ26506        V811BVQ20135        V811BVQ20215        V811BVQ20089
                                   V753BVQ2A859        V811BVQ20136        V811BVQ20217        V811BVQ20091
                                   V753BVQ2A860        V811BVQ20137        V811BVQ20748        V811BVQ20093
                                   V802BVQ20349        V811BVQ20138        V811BVQ20752        V811BVQ20094
                                   V811BVQ20002        V811BVQ20139        V811BVQ20759        V811BVQ20095
                                   V811BVQ20003        V811BVQ20140        V811BVQ20760        V811BVQ20097
                                   V811BVQ20007        V811BVQ20141        V811BVQ20762        V811BVQ20098
                                   V811BVQ20008        V811BVQ20142        V811BVQ20763        V811BVQ20100
                                   V811BVQ20009        V811BVQ20146        V811BVQ20764        V811BVQ20101
                                   V811BVQ20010        V811BVQ20148        V811BVQ20766        V811BVQ20102
                                   V811BVQ20012        V811BVQ20149        V811BVQ20767        V811BVQ20103
                                   V811BVQ20014        V811BVQ20153        V811BVQ20768        V811BVQ20106
                                   V811BVQ20015        V811BVQ20161        V811BVQ20769        V811BVQ20107
                                   V811BVQ20016        V811BVQ20163        V811BVQ20771        V811BVQ20108
                                   V811BVQ20017        V811BVQ20164        V811BVQ20772        V811BVQ20110
                                   V811BVQ20028        V811BVQ20165        V811BVQ20778        V811BVQ20112
                                   V811BVQ20033        V811BVQ20167        V811BVQ20781        V811BVQ20113
                                   V811BVQ20035        V811BVQ20168        V811BVQ20783        V811BVQ20114
                                   V811BVQ20038        V811BVQ20170        V811BVQ20786        V811BVQ20115
                                   V811BVQ20054        V811BVQ20171        V811BVQ20792        V811BVQ20116
                                   V811BVQ20056        V811BVQ20173        V811BVQ20793        V811BVQ20117
                                   V811BVQ20057        V811BVQ20174        V811BVQ20795        V811BVQ20119
                                   V811BVQ20065        V811BVQ20177        V811BVQ20796
                                   V811BVQ20066        V811BVQ20178        V811BVQ20797
                                   V811BVQ20070        V811BVQ20179        V811BVQ20798
                                   V811BVQ20072                            V811BVQ20800
                                   V811BVQ20076                            V811BVQ20803
                                                                           V811BVQ20804
                                                                           V811BVQ20805
                                                                           V811BVQ20806
                                                                           V811BVQ20809
                                                                           V811BVQ20814

                      ACCEPTANCE AND DELIVERY CERTIFICATE


     The Lightspan Partnership, Inc., as lessee ("Lessee") under the Master Lease Agreement dated as of August 14, 1997 between Lessee and Transamerica Business Credit Corporation, as Lessor, does hereby acknowledge the acceptance and deliver of the equipment listed in Lease Schedule No. 3, such acceptance and delivery having been made on the 31st day of March, 1998.



                              THE LIGHTSPAN PARTNERSHIP, INC.

                              By: /s/ [SIGNATURE ILLEGIBLE]
                                ------------------------------
                                Name:
                                Title:

0092417000553000
FINANCING STATEMENT - FOLLOW INSTRUCTIONS CAREFULLY

This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

-------------------------------------------------------------------------------------------------------
A. NAME & TEL. # OF CONTACT AT FILER (optional)      B. FILING OFFICE ACCT. # (optional)


-------------------------------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)

       -----
       Data File Services, Inc.

       P.O. Box 275

       Van Nuys, CA 91408-2750

       -----

------------------------------------------------------------------------------------------------------------------------------------
D. OPTIONAL DESIGNATION (if applicable): [ ] LESSOR/LESSEE  [ ] CONSIGNOR/CONSIGNEE  [ ] NON-UCC FILING
------------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)                   FILED WITH:     CALIFORNIA
   ---------------------------------------------------------------------------------------------------------------------------------
   1a. ENTITY'S NAME
      THE LIGHTSPAN PARTNERSHIP, INC.
OR ---------------------------------------------------------------------------------------------------------------------------------
   1b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                    MIDDLE NAME          SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                            CITY                          STATE     COUNTRY    POSTAL CODE
      10140 CAMPUS POINT DRIVE                                 SAN DIEGO                     CA                   92121
------------------------------------------------------------------------------------------------------------------------------------
1d. S.S. OR TAX I.D.#       OPTIONAL     1e. TYPE OF ENTITY    1f. ENTITY'S STATE         1g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                        ADD'NL INFO RE                         OR COUNTRY OF
                          ENTITY DEBTOR                        ORGANIZATION                                                  [ ]NONE
------------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)  1070-003                             1070-003
------------------------------------------------------------------------------------------------------------------------------------
   2a. ENTITY's NAME

OR ---------------------------------------------------------------------------------------------------------------------------------
   2b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                    MIDDLE NAME          SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                            CITY                          STATE     COUNTRY    POSTAL CODE

------------------------------------------------------------------------------------------------------------------------------------
2d. S.S. OR TAX I.D.#       OPTIONAL     2e. TYPE OF ENTITY    2f. ENTITY'S STATE         2g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                        ADD'NL INFO RE                         OR COUNTRY OF
                          ENTITY DEBTOR                        ORGANIZATION                                                  [ ]NONE
------------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY'S (ORIGINAL S/P OR ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)
------------------------------------------------------------------------------------------------------------------------------------
   3a. ENTITY'S NAME
      TRANSAMERICA BUSINESS CREDIT CORPORATION
OR ---------------------------------------------------------------------------------------------------------------------------------
   3b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                    MIDDLE NAME          SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                            CITY                          STATE     COUNTRY    POSTAL CODE
      76 BATTERSON PARK ROAD                                   FARMINGTON                    CT                   06032
------------------------------------------------------------------------------------------------------------------------------------
4. This FINANCING STATEMENT covers the following types or items of property:

SEE EXHIBITS I AND II ATTACHED HERETO AND MADE A PART HEREOF.

FILE WITH THE SECRETARY OF STATE CALIFORNIA

CUSTOMER NO. 1070-003
------------------------------------------------------------------------------------------------------------------------------------
5. CHECK                This FINANCING STATEMENT is signed by the Secured Party instead   7.  If filed in Florida (check one)
   BOX             [X]  of the Debtor to perfect a security interest (a) in collateral        Documentary         Documentary stamp
   (if applicable)      already subject to a security interest in another jurisdiction    [ ] stamp tax paid  [ ] tax not applicable
                        when it was brought into this state, or when the debtor's
                        location was changed to this state, or (b) in accordance with other statutory provisions (additional data may be required)
------------------------------------------------------------------------------------------------------------------------------------
6. REQUIRED SIGNATURE(S)                                                 8. [ ] This FINANCING STATEMENT is to be filed (for record)
   THE LIGHTSPAN PARTNERSHIP, INC.                                              (or recorded) in the REAL ESTATE RECORDS
   /s/ [SIGNATURE ILLEGIBLE]                                                    Attach Addendum                      (if applicable)
------------------------------------------------------------------------------------------------------------------------------------
TRANSAMERICA BUSINESS CREDIT CORPORATION                                 9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s)
                                                                         (ADDITIONAL FEE)
                                                                         (optional)   [ ] All Debtors  [ ] Debtor 1  [ ] Debtor 2
------------------------------------------------------------------------------------------------------------------------------------
(1) FILING OFFICER COPY - NATIONAL FINANCING STATEMENT (FORM UCC 1) (TRANS) (REV. 12/18/95)    Prepared by Data File Services, Inc.
                                                                                               P.O. Box 275  Van Nuys, CA 91408-0275
                                                                                               Tel (818) 909-2200

                               EXHIBIT 1 TO UCC-1

Lessee:    The Lightspan Partnership, Inc.

Lessor:    Transamerica Business Credit Corporation


? property described on Exhibit II attached hereto, which is leased pursuant to Master Lease Agreement dated August 14, 1997 between above-named Lessee and Lessor, and Schedule No. 3 thereto collectively, the "Lease"), all replacements, substitutions, additions, attachments, accessions, parts, fittings and accessories thereto and therefor, whether owned or hereafter acquired, and all proceeds (including insurance proceeds and ? sublease and the rentals and profits thereon) of and from said property. The Secured Party is a Lessor and the Debtor is a Lessee in respect to the leased property, and the Lease is not intended as a security agreement to create a security interest in Lessor. This agreement is not to be evidence that the Lease is a security agreement, but if it is determined to be so for other reasons, this financing statement is filed to perfect the Secured Party's security interest in the property.



LESSOR:                            LESSEE:
TRANSAMERCIA BUSINESS              THE LIGHTSPAN PARTNERSHIP, INC.
CREDIT CORPORATION


By:                                By:  /s/ [Signature Illegible]
  ---------------------               -----------------------------


Title:                             Title:  Vice President Finance
  ---------------------               -----------------------------


Date:                              Date: March 25, 1998
  ---------------------               -----------------------------

                               CLOSING STATEMENT

                                                          LEASEPLUS NO. 1170-004

LESSEE:                    THE LIGHTSPAN PARTNERSHIP, INC.

SCHEDULE NO.:    4
================================================================================

Interim Payment (19 Days) @ $299.01                                   $5,681.19

Advance Payments
First (November 1, 1998)                                              $8,970.33
                                       SUB-TOTAL                      $8,970.33

Sales/Use Tax
Advance Rental                                                          $222.19
Interim Rent                                                            $140.72
                                       SUB-TOTAL                        $362.91

                    TOTAL FOR PAYMENTS AND TAXES                     $15,014.43

Credits                                                             ($15,014.43)

Deducted from proceeds                $15,014.43
Deducted from commitment fee          $

                                 GRAND TOTAL DUE                          $0.00
-------------------------------------------------------------------------------
PROCEEDS OF SALE AND LEASEBACK, SCHEDULE 4                          $283,064.85
LESS: DUE TO TBCC                                                    $15,014.43

NET PROCEEDS TO LIGHTSPAN PARTNERSHIP, INC.                         $268,050.42
-------------------------------------------------------------------------------

COMMITMENT FEE RECEIVED                                              $20,000.00
LESS: EXPENSES TO DATE                                                $2,212.25
LESS: PRO-RATED MONTHLY PAYMENT FOR SCHEDULE 1                        $2,812.72
LESS: PRO-RATED MONTHLY PAYMENT FOR SCHEDULE 2                          $449.83
LESS: PRO-RATED MONTHLY PAYMENT FOR SCHEDULE 3                        $3,580.17
LESS: PRO-RATED MONTHLY PAYMENT FOR SCHEDULE 4                        $2,830.65
-------------------------------------------------------------------------------

BALANCE OF COMMITMENT FEE                                            $ 8,205.38



Date Prepared             October 7, 1998
Lease Administrator       D. Orlowski
Marketing                 W. Dial

                              PAY PROCEEDS LETTER


October 13, 1998


Transamerica Business Credit Corporation
Riverway II
West Office Tower
9399 West Higgins Road
Rosemont, IL 60018

Ladies and Gentlemen:

     Reference is made to the Master Lease Agreement dated August 14, 1997 and Schedule No. 4 dated October 13, 1998 and executed by the undersigned as Lessee and Transamerica Business Credit Corporation ("Lessor").

     The undersigned authorizes and directs Lessor to disburse the proceeds of the lease as follows:

PAYEE                    PARTICULARS                                  AMOUNT
-----                    -----------                                  ------
1.   Account Name:       The Lightspan Partnership, Inc.              $268,050.42
     Bank Name:          Silicon Valley Bank
     Bank Address:       5414 Oberlin Drive, Suite 230
                         San Diego, CA 92121
     Account Number:     3300036337
     ABA Number:         121-140-399
     Attention:          Marissa Randall
     Telephone No.:      800-215-6060

2.                       Transamerica Business Credit Corporation     $ 15,014.43
                                                                      -----------
                                        TOTAL                         $283,064.85


                                   The Lightspan Partnership, Inc.


                                   By: /s/ CARL ZEIGER
                                      --------------------------
                                   Name: Carl Zeiger
                                   Title: President

                       SCHEDULE TO MASTER LEASE AGREEMENT

                          Dated as of October 13, 1998

                                 Schedule No. 4

LESSOR NAME & MAILING ADDRESS                    LESSEE NAME & MAILING ADDRESS
Transamerica Business Credit Corporation         The Lightspan Partnership, Inc.
Riverway II                                      10140 Campus Point Drive
West Office Tower                                San Diego, California  92121
9399 West Higgins Road
Rosemont, Illinois  60018

Equipment Location (if different than Lessee's address above):

This Schedule covers the following described equipment ("Equipment"):

                See Exhibit II attached hereto and made a part hereof.

The Equipment is hereby leased pursuant to the provisions of the Master Lease Agreement between the undersigned Lessee and Lessor dated August 14, 1997 (the "Master Lease"), the terms of which are incorporated herein by reference thereto, plus the following additional terms, provisions, and modifications. The Lessor reserves the right to adjust the monthly payments in accordance with the Commitment Letter dated August 5, 1997, if the Lessor has not received this Schedule and an Acceptance and Delivery Certificate executed by the Lessee within five business days from the date first set forth above.

1.   Term (Number of Months)                                                         36 months
2.   Equipment Cost                                                                  $283,064.85
3.   Commencement Date                                                               October 13, 1998
4.   Rate Factor                                                                     3.169% of Equipment Cost
5.   Total Rents                                               $322,931.88
     Total sales/use tax                                       $  7,998.84           $330,930.72
                                                               -----------
6.   Advance Rents (first month)                               $  8,970.33
     Sales/use tax for advance rent                            $    222.19           $  9,192.52
                                                               -----------
7.   Monthly rental payments                                   $  8,970.33
     Monthly sales/use tax                                     $    222.19           $  9,192.52
                                                               -----------

     and the second such rental payment
     will be due on                                                                  December 1, 1998
     and subsequent rental payments will
     be due on the same day of each month thereafter

8.   Security Deposit                                                                NONE

9.   In addition to the monthly rental
     payments provided for herein, Lessee shall
     pay to Lessor, as interim rent, payable on
     the commencement date specified above, an
     amount equal to 1/30th of the monthly rental
     payment (including monthly sales/use tax)
     multiplied by the number of days from and
     including the commencement date through the
     end of the same calendar month.                                                 $   5,821.91

Equipment Location with Tax Rates:

 EQUIPMENT         EQUIPMENT                 RATE      MONTHLY    TAX         MONTHLY      TOTAL      INTERIM    SALES TAX
   COST            LOCATION                 FACTOR     PAYMENT    RATE       SALES TAX    PAYMENT       RENT    INTERIM RENT
   ----            --------                 ------     -------    ----       ---------    -------       ----    ------------
    $198.00   255 Brentwood                  3.169       $6.27   5.000%        $0.31        $6.59       $3.97      $0.20
              Soldotna, AK  99669

    $198.00   2138 Hillsinger Road           3.169       $6.27   7.000%        $0.44        $6.71       $3.97      $0.28
              Augusta, GA  30904

    $198.00   4642 Green Willow Road         3.169       $6.27   7.750%        $0.49        $6.76       $3.97      $0.31
              San Antonio, TX  78249

    $198.00   8903 Fiarway Hill Dr.          3.169       $6.27   8.250%        $0.52        $6.79       $3.97      $0.33
              Austin, TX  78780

    $198.00   6804 Mount Cedar               3.169       $6.27   8.250%        $0.52        $6.79       $3.97      $0.33
              Dallas, TX  75236

    $205.00   8871 Blake View Road           3.169       $6.50   4.500%        $0.29        $6.79       $4.11      $0.19
              Hayes, VA  23072

    $198.00   1245 NE 114th Street           3.169       $6.27   0.000%        $0.00        $6.27       $3.97      $0.00
              Portland, OR  97220

    $198.00   500 Tripoli Street #214        3.169       $6.27   7.000%        $0.44        $6.71       $3.97      $0.28
              Pittsburgh, PA  15212

    $198.00   10560 NW Third Place           3.169       $6.27   6.000%        $0.38        $6.65       $3.97      $0.24
              Pompano Beach, FL  33071

    $198.00   3292 Springbrook               3.169       $6.27   6.000%        $0.38        $6.65       $3.97      $0.24
              Kalamazoo, MI  49004

    $205.00   3219 Fairgrove Terrace         3.169       $6.50   6.000%        $0.39        $6.89       $4.11      $0.25
              Rochester, MI  48309

    $198.00   204 Brenhaven Blvd.            3.169       $6.27   7.000%        $0.44        $6.71       $3.97      $0.28
              Brandon, MS

    $150.00   5794 Hedgegrow Circle, Apt. F  3.169       $4.75   7.000%        $0.33        $5.09       $3.01      $0.21
              Farmington, NY  14425

  $2,540.00   TOTAL FOR OTHER LOCATIONS

 $88,464.04   TOTAL FOR TAXABLE EQUIPMENT    3.169   $2,803.43   7.750%      $217.27    $3,020.69   $1,775.50    $137.60
              SAN DIEGO, CA

$192,060.81   TOTAL FOR EXEMPT EQUIPMENT     3.169   $6,086.41   0.000%        $0.00    $6,086.41   $3,854.72          0
              SAN DIEGO, CA

$283,064.85   GRAND TOTAL                            $8,970.33               $222.19    $9,192.52   $5,681.19    $140.72

Renewal terms:

In the event the Lease does not exercise the Purchase Option described below, the Lease shall automatically renew for a term of 12 months with Monthly Rental equal to 1.5% of the original Equipment Cost payable monthly in advance. At the expiration of the renewal period, the Lessee shall have the option to purchase all (but not less than all) the Equipment for its then current Fair Market Value, plus applicable sales and other taxes.

The Lessee shall have the option to purchase all (but not less than all) the Equipment at the expiration of the term of the lease for the then Fair Market Value of the Equipment, plus applicable sales and other taxes. It shall be agreed that the Fair Market Value shall not be less than 10% of the Equipment Cost nor more than 20% of the Equipment Cost plus applicable dales and other taxes.

Lessee hereby irrevocably authorizes Lessor to insert in this Schedule the Commencement Date and the due date of the first rental payment.

Except as expressly provided or modified hereby, all the terms and provisions of the Master Lease Agreement shall remain in full force and effect.

The Purchase Date shall be November 1, 2001.

The Stipulated Loss Value of any items of Equipment shall be an amount equal to the present value of all future Rent discounted at a rate of 6% per annum plus the Reversionary Value.

The Reversionary Value of any item of Equipment shall be 20% of Equipment Cost.

     TRANSAMERICA BUSINESS CREDIT                THE LIGHTSPAN PARTNERSHIP, INC.
     CORPORATION                                 /s/  CARL ZEIGLER
                                                 -------------------------------
     (Lessor)                                    (Lessee)

     By: /s/  GARY P. MORO                       By: CARL ZEIGLER
        ----------------------------
              Gary P. Moro

     Title: VICE PRESIDENT                       Title: PRESIDENT

                       ACCEPTANCE AND DELIVERY CERTIFICATE

        The Lightspan Partnership, Inc., as lessee ("Lessee") under the Master Lease Agreement dated as of August 14, 1997 between Lessee and Transamerica Business Credit Corporation, as Lessor, does hereby acknowledge the acceptance and delivery of the equipment listed in Lease Schedule No. 4, such acceptance and delivery having been made on the 13th day of October, 1998.

                                             THE LIGHTSPAN PARTNERSHIP, INC.

                                             By: /s/ CARL ZEIGER
                                                ----------------------------
                                              Name: Carl Zeiger
                                              Title: President

                                   EXHIBIT II



To: X Schedule No. 4 to Master Lease Agreement   X Sale and Leaseback Agreement
    X UCC                                        X Bill of Sale

                             Dated October 13, 1998

                                     Between
                    Transamerica Business Credit Corporation
                                       and
                           LightSpan Partnership, Inc.

                                                                                  PURCH.       INVOICE          SUBMITTED  CHECK
EQUIPMENT DESCRIPTION    SERIAL NUMBER     LOCATION               VENDOR           DATE         NUMBER            COSTS     NO.
---------------------    -------------     --------               ------          ------       -------          ---------  -----

HP Deskjet Printer       SSG84Q1N0FR     Soldotna, AK        Creative Computers   07/22/98   P36065770101          198.00  29804
HP Deskjet Printer       SCN83R120WD     Augusta, GA         Creative Computers   07/21/98   P36032990101          198.00  29804
HP Deskjet Printer       SCN848130gz     San Antonio, TX     Creative Computers   07/30/98   P36321380101          198.00
HP Deskjet Printer       SSG82R1P07G     Austin TX           Creative Computers   04/30/98   P33032160101          198.00  28362
HP Deskjet Printer       SCN7BE1128T     Plano, TX           Creative Computers   03/26/98   P31707260101
HP Deskjet Printer       SCN83R120WV     Dallas, TX          Creative Computers   07/21/98   P36033200101          198.00  29804
HP Deskjet Printer         30PABA        Brandon, MS         Creative Computers   07/29/98   P36321630101          198.00  30058
14" Monitor                              Farmington, NY      Creative Computers   03/02/98   P30761200101          150.00  27284
HP Deskjet Printer       SSG8191NOCK     Hays, VA            Creative Computers   03/25/98   P31653520101          205.00  27583
HP Deskjet Printer        1PC5886A       Kalamazoo, MI       Creative Computers   07/29/98   P36321520101          198.00  30058
HP Deskjet Printer       SSG8191P0HQ     Rochester Hills, MI Creative Computers   03/23/98   P31587770101          205.00
HP Deskjet Printer       SCN82N111PD     Pittsburgh, PA      Creative Computers   07/02/98   P35339680101          198.00  29462
HP Deskjet Printer         30PABA        Pompano, FL         Creative Computers   07/29/98   P36321270101          198.00  30058
HP Deskjet Printer       88698189504     Portland, OR        Creative Computers   07/02/98   P35339950101          198.00  29462

                                                             TOTAL                                               2,540.00

Warehouse Shelving            N/A        San Diego, CA       Action Wholesale     03/13/98         177385        1,650.90  27553
Warehouse Shelving            N/A        San Diego, CA       Action Wholesale     03/25/98         177678        1,775.85
4 Drawer Lateral File         N/A        San Diego, CA       Office Depot         03/16/98       24062296          452.55  27639
2 Drawer Lateral File         N/A        San Diego, CA       Office Depot         03/16/98       24062300          290.93  27639
4 Drawer Lateral File         N/A        San Diego, CA       Office Depot         03/18/98       24097598          452.55
60" Bookcase(4)               N/A        San Diego, CA       OFFICE Depot         03/18/98         216054          607.71  27639
                                         San Diego, CA       Office Depot         03/25/98         216055          151.93
4 Drawer Lateral File(2)      N/A        San Diego, CA       Office Depot         03/30/98       24244523          905.10  27639
HP Deskjet Printer       SSG8191N0CP     San Diego, CA       Creative Computers   03/24/98   P31653660101          213.88

                                   EXHIBIT II




To:  X Schedule No. 4 to Master Lease Agreement   X Sale and Leaseback Agreement
     X UCC                                        X Bill of Sale

                             Dated October 13, 1998

                                     Between
                    Transamerica Business Credit Corporation
                                       and
                           LightSpan Partnership, Inc.


                                                                                        PURCH.      INVOICE     SUBMITTED   CHECK
EQUIPMENT DESCRIPTION        SERIAL NUMBER         LOCATION            VENDOR            DATE         NUMBER       COSTS     NO.
---------------------        -------------         --------            ------           ------      --------    ---------   -----
Warehouse Shelving                N/A             San Diego, CA    Action Wholesale   04/02/98         178010      981.60    27708
Warehouse Shelving                N/A             San Diego, CA    Action Wholesale   04/29/98         178878    1,281.61    28295
4 Drawer Lateral File             N/A             San Diego, CA    Office Depot       04/01/98       24287931      452.55    27875
4 Drawer Lateral File             N/A             San Diego, CA    Office Depot       04/20/98       24542234      452.55    28465
4 Drawer Lateral File             N/A             San Diego, CA    Office Depot       04/20/98       24542252      452.55    28465
Percon Top Gun                 P3009318           San Diego, CA    Allenwest, Inc     04/09/98          31514    1,610.86    27995
Snapshot Scanner(2)            SJ080356           San Diego, CA    Allenwest, Inc     04/16/98          31555    1,185.25    28299
                               SH835972
Presario 4230ES              SX813BQQ2C600        San Diego, CA    Compaq             04/29/98    20-29355-11    5,330.40    28354
Presario Monitor             806BD26GU374         San Diego. CA    Compaq             04/29/98    20-29355-11
Presario 2240                SX806BTTDW587        San Diego, CA    Compaq             04/29/98    20-29355-11
Presario 4860                SA813BQM2D800        San Diego, CA    Compaq             04/29/98    20-29355-11
17" Trinitron Monitors (5)   See Invoice          San Diego, CA    Creative Computers 04/02/98   P32026770101    4,714.07    28044
17" Trinitron Monitor        S014159007C          San Diego, CA    Creative Computers 04/06/98   P32109930101      564.61    28044
Intel Overdrives/Hard drives See Invoice          San Diego, CA    Creative Computers 04/08/98   P32223980102    6,227.95    28044
15" Trinitron Monitors (4)   See Invoice          San Diego, CA    Creative Computers 04/10/98   P32303900101    1,228.35    28044
17" Visionmaster Monitors(g) See Invoice          San Diego, CA    Creative Computers 04/10/98   P32223980103    5,275.44    28044
17" Trinitron Monitors (2)   See Invoice          San Diego, CA    Creative Computers 04/20/98   P32635160101    1,861.92    28362
Dell XPS233                     DZ6Z7             San Diego, CA    Dell               04/10/98      154045108    2,138.84    28050
Dell XPS333                     DZ0DL             San Diego, CA    Dell               04/10/98      154044895    2,750.87    28050
Dell XPS266                     DZ3MF             San Diego, CA    Dell               04/10/98      154045017    2,421.15    28050
Dell XPS333                     E61S6             San Diego, CA    Dell               04/23/98      155787765    7,852.79    28370
Dell XPS333                     E61S8             San Diego, CA    Dell               04/23/98      155787765
Dell XPS333                     E61S9             San Diego, CA    Dell               04/23/98      155787765
GatewayG6-233                  9622351            San Diego, CA    Gateway 2000       04/07/98       30027085    2,144.11    28079
GatewayG6-233                  9622350            San Diego, CA    Gateway 2000       04/07/98       30026310    2,255.81    28079

                                   EXHIBIT II

To: X Schedule No. 4 to Master Lease Agreement    X Sale and Leaseback Agreement
    X UCC                                         X Bill of Sale


                             Dated October 13, 1998

                                     Between
                    Transamerica Business Credit Corporation
                                       and
                           LightSpan Partnership, Inc.


                                                                                    PURCH.        INVOICE     SUBMITTED   CHECK
EQUIPMENT DESCRIPTION      SERIAL NUMBER         LOCATION          VENDOR             DATE         NUMBER       COSTS      NO.
---------------------      -------------         --------          ------           ------        -------     ---------   -----

HP 6000 External            GB00441607      San Diego, CA   Hewlett Packard        04/09/98        AW15903     1,045.18   27812
HP 6000 External            GB00174893      San Diego, CA   Hewlett Packard        04/09/98        AW15903
Compaq Smart2             PO468AA91GIORN    San Diego, CA   Optimal Computer       04/07/98          67565     2,483.74   27882
Millennia                   1195820-001     San Diego, CA   Tish ER 4/18 (Micron)  04/10/98         840449     4,261.52   27960
ClientProVXE                1195822-001     San Diego, CA   Tish ER 4/18 (Micron)  04/10/98         840449
Warehouse Shelving             N/A          San Diego, CA   Action Wholesale       05/08/98         179181       312.15   28577
60" Oak Bookcase               N/A          San Diego, CA   Office Depot           05/01/98         220974       151.93   28465
4 Drawer Lateral File          N/A          Son Diego, CA   Office Depot           04/28/98       44919043       452.55   28465
4 Drawer Lateral File          N/A          San Diego, CA   Office Depot           04/28/98       44918953       452.55   28465
4 Drawer Lateral File          N/A          San Diego, CA   Office Depot           05/04/98       45023118       452.55   28729
2 Chairs                       N/A          San Diego, CA   Office Depot           05/04/98       45272397        82.97   28729
Gray Chair                     N/A          San Diego, CA   Office Depot           05/18/98         223448       150.85   28729
Visionmaster Monitor       4948570010158    San Diego, CA   Creative Computers     05/12/98   P33453880101     1,172.32   28632
Visionmaster Monitor       01015t7004820    San Diego. CA   Creative Computers
24GB Internal Dat Drive        N/A          San Diego, CA   Creative Computers     05/21/98   P33732920101     1,026.85   29024
Intel Overdrive Chips (10)     N/A          San Diego, CA   Crown Communications   05/04/98           4801     2,040.00   28634
17" Visionmaster Monitor (9)                San Diego, CA   Crown Communications   05/04/98           4801     4,851.00   28634
Dell Dimension XPS 300Mhz      E9L3G        San Diego, CA   Dell                   05/01/98      157628710     2,670.05   28370
60" Oak Bookcase               N/A          San Diego, CA   Office Depot             6/9/98         227533       151.93   29351
17" Trinitron Monitor       S0140570305     San Diego, CA
Cheetah 9.1 GB Hardrive       LH136771      San Diego, CA   Creative Computer       2/14/98   P30127380101       790.89   29024
Vision Master Monitor (6)   01015T007936    San Diego, CA   Creative Computer        6/4/98   P34289530101       942.82   29024
                            01015T008176    San Diego, CA   Creative Computer       6/10/98   P34465220102     3,516.96   29298
                            01015T006806    San Diego, CA
                            01015T008169    San Diego, CA
                            01015T008166    San Diego, CA

                                   EXHIBIT II

To: X Schedule No. 4 to Master Lease Agreement    X Sale and Leaseback Agreement
    X UCC                                         X Bill of Sale


                             Dated October 13, 1998

                                     Between
                    Transamerica Business Credit Corporation
                                       and
                           LightSpan Partnership, Inc.

                                                                                    PURCH.       INVOICE         SUBMITTED   CHECK
EQUIPMENT DESCRIPTION    SERIAL NUMBER      LOCATION               VENDOR            DATE         NUMBER           COSTS      NO.
---------------------    -------------      --------               ------           ------       -------         ---------   -----

                           01015T007978  San Diego, CA
24 GB Internal Drive        GB00411274   San Diego, CA         Creative Computer     6/24/98  P34996570101        1,012.85
Dell Dimension XPS 400 Mhz    EMYTC      San Diego, CA         Dell                  5/27/98     161370440        2,757.70   29030

                                         TOTAL TAXABLE EQUIPMENT - CA                                            88,464.04

Benches(8)                     N/A       Carlsbad, CA          Action Wholesale      08/05198       181906          449.84   30007
Shelves                        N/A       Carlsbad, CA          Action Wholesale      08/17/98       182227          319.68   30286
Wire Carts                     N/A       Carlsbad, CA          Action Wholesale      08/28/98                       719.85
4 Dwr Lateral File             N/A       San Diego, CA         Office Depot          07/06/98     48724585          452.55   29587
4 Dwr Lateral File (2)         N/A       San Diego, CA         Office Depot          07/06/98     48260565          905.10   29587
4 Dwr Lateral File (2)         N/A       San Diego, CA         Office Depot          07/21/98     47247860          905.10   29911
Printer                     7P000470     San Diego, CA         Allenwest, Inc.       07/01/98        31823        1,113.06   28579
Presario 1681 233X Laptop V817BVQ20514   San Diego, CA         Compaq                07/06/98   4100017787       23,705.00   29454
                          V817BVQ25163
                          V817BVQ25164
                          V817BVQ25170
                          V817BVQ25176
                          V817BVQ25178
                          V817BVQ25183
                          V817BVQ25184
                          V817BVQ25185
9.10 10GB SCSI Drive        GB00411274   San Diego, CA         Creative Computers    07/01/98 P35067020102        3,539.59   29462
Powermac G3               SXB8253P9CY5   San Diego, CA         Creative Computers    07/01/98 P35067020102        7,418.59   29462
                          SXB826005CY5
                          SXB826027CY5

                                   EXHIBIT II

To: X Schedule No. 4 to Master Lease Agreement    X Sale and Leaseback Agreement
    X UCC                                         X Bill of Sale


                             Dated October 13, 1998

                                     Between
                    Transamerica Business Credit Corporation
                                       and
                           LightSpan Partnership, Inc.

                                                                                       PURCH.       INVOICE        SUBMITTED   CHECK
EQUIPMENT DESCRIPTION    SERIAL NUMBER    LOCATION             VENDOR                   DATE         NUMBER          COSTS      NO.
---------------------    -------------    --------             ------                  ------       -------        ---------   -----

125MB Memory kit              N/A        San Diego, CA     Creative Computers          07/01/98   P35251830101     1,583.93    29462
Proliant 3000R           D826BX620045    San Diego, CA     Creative Computers          07/03/98   P35316790101     5,167.69    29462
Proliant 1600                 N/A        San Diego, CA     Creative Computers          07/10/98   P35623950103       964.37    29804
Sidewall Rack kit             N/A        San Diego, CA     Creative Computers          07/10/98   P35534680101       211.19    29804
Proliant 3000/5500            N/A        San Diego, CA     Creative Computers          07/15/98   P35067020104     1,066.73    29804
Proliant Memory               N/A        San Diego, CA     Creative Computers          07/15/98   P35067020103     1,293.00    29804
42U Rack                      N/A        San Diego, CA     Creative Computers          07/16/98   P35317260101      1,72400    29804
24GB Internal Dat Drive    GB00468445    San Diego, CA     Creative Computers          07/16/98   P35804600101     1,012.85    29804
Proliant 1600R                123123     San Diego, CA     Creative Computers          07/17/98   P35635670101     3,291.77    29804
Smart UPS 2200                N/A        San Diego, CA     Creative Computers          07/20/98    P3597260101     1,217.58    29804
Proliant Fan Kit         4948382046604   San Diego, CA     Creative Computers          07/22/98   P36073190102       357.73    29804
Switchbox 8                   N/A        San Diego, CA     Creative Computers          07/23/98   P36073190101     1,422.30    29804
128MB Memory                  N/A        San Diego, CA     Creative Computers          07/27/98   P35623950101     5,918.71    30058
9.1GB SCSI Drive           68OD9E6FGA    San Diego, CA     Creative Computers
9.1GB SCSI Drive           68ODAZ90GA    San Diego, CA     Creative Computers
9.1GB SCSI Drive           68OD9EL8GA    San Diego, CA     Creative Computers
Proliant 1200 Tower            N/A       San Diego, CA     Creative Computers          07/29/98   P36073190104       468.72    30058
Proliant Fan Kit               N/A       San Diego, CA     Creative Computers          07/29/98   P36073190103       191.80    30058
Canon Fax 9000              UFK35585     San Diego, CA     Ikon Office Solutions       07/30/98      73072A        2,688.36    29521
Yamaha CD Recorder (2)      ZJ085384     San Diego, CA     Computibility Tish (ER 6/27)07/01/98    Tish ER 6127      958.00    29258
WebTV (3)                  1800220457    San Diego, CA     Good Guys Tish (ER7/17)     07/20/98    Tish ER7/17       538.72    29663
                            7063930
                           8CCB037936
Dynamics Software             N/A        San Diego, CA     ABS/New Ledger              07/13/98      60013       103,736.00
17" Visionmaster Monitor  01019j5122809  San Diego, CA     Creative Computers          08/13/98   P36895830102       522.00
Dell XPS R400 Pentium        FVF41       San Diego, CA     Dell                        08/11/98     175039569      3,102.00

                                   EXHIBIT II

To: X Schedule No. 4 to Master Lease Agreement    X Sale and Leaseback Agreement
    X UCC                                         X Bill of Sale


                             Dated October 13, 1998

                                     Between
                    Transamerica Business Credit Corporation
                                       and
                           LightSpan Partnership, Inc.

                                                                                     PURCH.       INVOICE        SUBMITTED   CHECK
EQUIPMENT DESCRIPTION      SERIAL NUMBER    LOCATION             VENDOR              DATE         NUMBER          COSTS      NO.
---------------------      -------------    --------             ------              ------       -------        ---------   -----

Intergraph GL2 Workstation    H29735       San Diego, CA     XS International        08/28/98      15894          15,095.00
Intergraph GL2 Workstation    H29715       San Diego, CA     XS International
Intergraph GL2 Workstation    H29749       San Diego, CA     XS International
21" Monitor                  G8D00177      San Diego, CA     XS International

                                          TOTAL EXEMPT EQUIPMENT - CA                                            192,060.81

                                          TOTAL EQUIPMENT COST                                                   283,064.85

TRANSAMERICA BUSINESS CREDIT                   LIGHTSPAN PARTNERSHIP, INC.
 CORPORATION


By: /s/ GARY P. MONO                           By: /s/ CARL ZEIGER
   -------------------------                      ------------------------
  Title: Gary P. Mono                             Title: Carl Zeiger
        --------------------                            ------------------
           Vice President                                 President

                          SALE AND LEASEBACK AGREEMENT

        THIS SALE AND LEASEBACK AGREEMENT (this "Agreement"), is made as of October 13, 1998, among The Lightspan Partnership, Inc., a California corporation ("Seller"), and Transamerica Business Credit Corporation, a Delaware corporation ("Buyer").

                                   WITNESSETH:

        WHEREAS, Seller is the owner of the equipment more particularly described on Exhibit II hereto (the "Equipment");

        WHEREAS, Seller desires to sell to Buyer and Buyer desires to purchase from Seller the Equipment; and

        WHEREAS, Buyer, as a condition to such purchase, wishes to lease to Seller and Seller wishes to lease from Buyer the Equipment under the terms and conditions of the Master Lease Agreement dated as of August 14, 1997 and Schedule No. 4 thereto (collectively, as amended, supplemented or otherwise modified from time to time, the "Lease") between Buyer, as lessor, and Seller, as lessee.

        NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. AMOUNT AND TERMS OF PURCHASE.

               (a) Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties of the Seller herein set forth, the Buyer agrees to purchase all of the Seller's right, title and interest in and to all of the Equipment such that the Buyer will become the owner of all such Equipment for all purposes whatsoever. The Seller hereby agrees that the Buyer is under no obligation to purchase any other equipment now or in the future and shall not assert a claim that the Buyer may have any such obligation.

               (b) The price to be paid by the Buyer with respect to the purchase of the Equipment (the "Purchase Price") is $283,064.85. The Purchase Price shall be payable to the Seller on the Lease Commencement Date (as defined in the Lease).

               (c) The Seller shall pay any and all applicable federal, state, county or local taxes and any and all present or future taxes or other governmental charges arising in connection with the sale of the Equipment hereunder, including sales, use or occupation taxes due upon the purchase by the Buyer.

               (d) The purchase of the Equipment shall be evidenced by a bill of sale, substantially in the form attached hereto as Exhibit A (the "Bill of Sale"), duly executed by the Seller.

        2. CONDITIONS TO PURCHASE. The obligation of the Buyer to purchase the Equipment is subject to the following conditions:

               (a) The Buyer shall have received this Agreement, duly executed by the Seller.

               (b) The Buyer shall have received the Bill of Sale, duly executed by the Seller.

               (c) The Buyer shall have received the Lease, duly executed by the Seller.

               (d) The Buyer shall have received resolutions of the Board of Directors of the Seller approving and authorizing the execution, delivery and performance by the Seller of this Agreement, the Lease and the notices and other documents to be delivered by the Seller hereunder and thereunder (collectively, the "Sale and Leaseback Documents").

               (e) The Buyer shall have received the certificate of title or similar evidence of ownership with respect to each item of Equipment and Uniform Commercial Code financing statements covering the Equipment in form and substance satisfactory to the Buyer, duly executed by the Seller.

               (f) No material adverse change has occurred with respect to the business prospects, properties, results of operations, assets, liabilities or condition (financial or otherwise) of the Seller and its affiliates, taken as a whole, since January 31, 1995.

               (g) The Buyer shall have received all warranties and other documentation received or executed by Seller in connection with the original acquisition of the Equipment by the Seller (and by its execution hereof the Seller hereby assigns to the Buyer all such warranties and other Documentation).

               (h) The Buyer shall have received such other approvals, opinions or documents as the Buyer may reasonably request.

        3. REPRESENTATION AND WARRANTIES. To induce the Buyer to enter into this Agreement, the Seller represents and warrants to the Buyer that:

               (a) The Seller is duly authorized to execute, deliver and perform its obligations under each of the Sale and Leaseback Documents and all corporate action required on its part for the due execution, delivery and performance of the transactions contemplated herein and therein has been duly and effectively taken.

               (b) The execution, delivery and performance by the Seller of each of the Sale and Leaseback Documents and the consummation of the transactions contemplated herein and therein does not and will not violate any provision of, or result in a default under, the Seller's

Articles or Certificates of Incorporation or By-laws or any indenture or agreement to which the Seller is a party or to which its assets are bound or any order, permit, law, statute, code, ordinance, rule, regulation, certificate or any other requirement of any governmental authority or regulatory body to which the Seller is subject, or result in the creation or imposition of any mortgage, deed of trust, pledge, security interest, lien or encumbrance of any kind upon or with respect to the Equipment or any proceeds thereof, other than those in favor of the Buyer as contemplated by the Sale and Leaseback Documents.

               (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Seller of any of the Sale and Leaseback Documents to which it is a party.

               (d) Each Sale and Leaseback Document to which the Seller is a party constitutes or will constitute, when delivered hereunder, the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its respective terms, except as such enforceability may be (i) limited by the effect of applicable bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally or (ii) subject to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding at equity or at law).

               (e) There are no actions, suits, or proceedings pending, threatened against or affecting the Seller which seek to enjoin, prohibit or restrain the consummation of any of the transactions contemplated hereby or by the other Sale and Leaseback Documents.

               (f) Each item of Equipment is owned by the Seller free and clear of any liens and encumbrances of any kind or description. Upon purchase of the Equipment hereunder, the Buyer will acquire good and marketable title in and to the Equipment.

All representations and warranties herein shall survive the execution of this Agreement and the purchase of the Equipment.

        4. INDEMNITIES. The Seller agrees to indemnify, defend, and save harmless the Buyer and its officers, directors, employees, agents, and attorneys, and each of them (the "Indemnified Parties"), from and against all claims, actions, suits, and other legal proceedings, damages, costs, interest, charges, counsel fees and other expenses and penalties (collectively, the "Indemnified Amounts") which any of the Indemnified Parties may sustain or incur by reason of or arising out of (i) the Seller's ownership of any Equipment prior to the date on which such Equipment is sold to the Buyer, or the Seller's acts or omissions prior to such date under, in connection with or relating to such Equipment or any of the Sale and Leaseback Documents, (ii) the operation, maintenance or use of such Equipment prior to such date, (iii) the inaccuracy of any of the Seller's representations or warranties contained in any of the Sale and Leaseback Documents, (iv) the breach of any of the Seller's covenants contained in any of the Sale and Leaseback Documents, (v) any loss or damage to any Equipment in excess of the deductible which is not paid by insurance or (vi) any sales, use, excise and other taxes, charges, and fees (including, without limitation, income, franchise, business and occupation, gross receipts, sales, use, licensing, registration, titling, personal property, stamp and interest equalization taxes, levies, imposts, duties, charges or withholdings of any nature), and any fines, penalties or interest thereon, imposed or levied by any governmental body, agency or tax authority upon or in connection with the Equipment, its acquisition, ownership, delivery, leasing, possession, use or relocation or otherwise in connection with the transactions contemplated by each Sale and Leaseback Document.

        5. REMEDIES. Upon the Seller's violation of or default under any provision of this Agreement, the Buyer may (subject to the provisions of the other Sale and Leaseback Documents) proceed to protect and enforce its nights either by suit in equity or by action at law or both, whether for the specific performance of any covenant or agreement contained herein or in aid of the exercise of any power granted in any Sale and Leaseback Document; it being intended that the remedies contained in any Sale and Leaseback Document shall be cumulative and shall be in addition to every other remedy given under such Sale and Leaseback Document or now or hereafter existing at law or in equity or by statute or otherwise.

        6. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement, nor consent to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the Buyer, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

        7. NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing and sent:

        if to the Seller, at its address at:

                      The Lightspan Partnership, Inc.
                      10140 Campus Point Drive
                      San Diego, California 92121
                      Attention: Vice President - Finance and Administration Telephone No.: 619-824-8311
                      Telecopy No.: 619-824-8001
        if to the Buyer, at its address at:

                      Transamerica Business Credit Corporation
                      Technology Finance Division
                      76 Batterson Park Road
                      Farmington, Connecticut 06032-2571
                      Attention: Assistant Vice President,
                                Lease Administration
                      Telephone No.: 860-677-6466
                      Telecopy No.: 860-677-6766

               with a copy to:

                      Transamerica Business Credit Corporation
                      9399 West Higgins Road
                      Rosemont, Illinois 60018
                      Attention: Legal Department
                      Telephone No.: 847-685-1106
                      Telecopy No.: 847-685-1143

or to such other address as shall be designated by such party in a written notice to the other party. All such notices shall be deemed given (i) if sent by certified or registered mail, three days after being postmarked, (ii) if sent by overnight delivery service, when received at the above stated addresses or when delivery is refused and (iii) if sent by facsimile transmission, when receipt of such transmission is acknowledged.

        8. NO WAIVER; REMEDIES. No failure on the part of the Buyer to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

        9. BENEFIT. Without the prior written consent of the Buyer, the Seller may not transfer, assign or delegate any of its rights, duties or obligations hereunder.

        10. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Seller and the Buyer and their respective successors and assigns.

        11. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

        12. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same agreement.

        13. SEVERABILITY. If one or more of the provisions contained in this Agreement shall be invalid, illegal, or unenforceable in any respect the validity, legality, and enforceability of the remaining provisions contained herein, and any other application thereof, shall not in any way be affected or impaired thereby.

        14. SUBMISSION TO JURISDICTION. ALL DISPUTES ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT BETWEEN THE PARTIES HERETO, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN ILLINOIS, AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT THE BUYER SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE SELLER OR ITS PROPERTY IN ANY LOCATION REASONABLY SELECTED BY THE BUYER IN GOOD FAITH TO ENABLE THE BUYER TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE BUYER. EACH PARTY AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS, SETOFFS OR CROSS-CLAIMS IN ANY PROCEEDING BROUGHT BY THE BUYER; IT BEING UNDERSTOOD THAT THIS SENTENCE DOES NOT PRECLUDE THE SELLER FROM ASSERTING COMPULSORY COUNTERCLAIMS. THE SELLER WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE BUYER HAS COMMENCED A PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

        15. JURY TRIAL. THE PARTIES HERETO EACH HEREBY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized, as of the first date written above.

                                THE LIGHTSPAN PARTNERSHIP, INC.

                                By: /s/ CARL ZEIGER
                                   -------------------------------
                                   Name: Carl Zeiger
                                   Title President

                                TRANSAMERICA BUSINESS CREDIT
                                CORPORATION

                                By: /s/ GARY P. MORO
                                  --------------------------------
                                  Name:  Gary P. Moro
                                  Title: Vice President

Exhibit II- Equipment
Exhibit A- Bill of Sale

                                  BILL OF SALE

        KNOW ALL PERSONS BY THESE PRESENTS THE LIGHTSPAN PARTNERSHIP, INC. (the "Seller"), for Two Hundred Eight Three Thousand, Sixty Four and 85/100 Dollars ($283,064.85) and other valuable consideration to it in hand paid, receipt of which is hereby acknowledged, does unconditionally, absolutely and irrevocably grant, sell, assign, transfer and convey unto TRANSAMERICA BUSINESS CREDIT CORPORATION and its assignees or successors (collectively, the "Buyer"), all of the Seller's right, title and interest in and to the equipment described on
Exhibit II hereto (collectively, the "Equipment").

        TO HAVE AND TO HOLD said Equipment unto the said Buyer, to and for its use forever.

        AND, the Seller hereby warrants, covenants and agrees that it (a) has good and marketable title to the Equipment, free and clear of any liens and other encumbrances; and (b) will warrant and defend the sale of the Equipment against any and all persons claiming against such title.

        IN WITNESS WHEREOF the Seller has caused this instrument to be duly executed and delivered as of this 13th day of October, 1998.

                              THE LIGHTSPAN PARTNERSHIP, INC.

                              By: /s/ CARL ZEIGER
                                 -------------------------------
                                 Name: Carl Zeiger
                                 Title: President


                                                             EXHIBIT II

To: X Schedule No. 4 to Master Lease Agreement                                       X Sale and Leaseback Agreement
    X UCC                                                                            X Bill of Sale

                                                       Dated October 13, 1998

                                                              Between
                                              Transamerica Business Credit Corporation
                                                                and
                                                    LightSpan Partnership, Inc.
                                                                                        PURCH.     INVOICE      SUBMITTED    CHECK
 EQUIPMENT DESCRIPTION    SERIAL NUMBER          LOCATION              VENDOR            DATE       NUMBER        COSTS        NO.
 ---------------------    -------------          --------              ------           ------     -------      ---------    -----
HP Deskjet Printer        SSG84Q1N0FR       Soldotna, AK          Creative Computers  07/22/98   P36065770101       198.00   29804
HP Deskjet Printer        SCN83R120WD       Augusta, GA           Creative Computers  07/21/98   P36032990101       198.00   29804
HP Deskjet Printer        SCN848130gz       San Antonio, TX       Creative Computers  07/30/98   P36321380101       198.00
HP Deskjet Printer        SSG82R1P07G       Austin, TX            Creative Computers  04/30/98   P33032160101       198.00   28362
HP Deskjet Printer        SCN7BE1128T       Plano, TX             Creative Computers  03/26/98   P31707260101
HP Deskjet Printer        SCN83R120WV       Dallas, TX            Creative Computers  07/21/98   P36033200101       198.00   29804
HP Deskjet Printer           30PABA         Brandon, MS           Creative Computers  07/29/98   P36321630101       198.00   30058
14" Monitor                                 Farmington, NY        Creative Computers  03/02/98   P30761200101       150.00   27284
HP Deskjet Printer        SSG8191NOCK       Hays, VA              Creative Computers  03/25/98   P31653520101       205.00   27583
HP Deskjet Printer         1PC5886A         Kalamazoo, MI         Creative Computers  07/29/98   P36321520101       198.00   30058
HP Deskjet Printer        SSG8191P0HQ       Rochester Hills, MI   Creative Computers  03/23/98   P31587770101       205.00
HP Deskjet Printer        SCN82N111PD       Pittsburg, PA         Creative Computers  07/02/98   P35339680101       198.00   29462
HP Deskjet Printer           30PABA         Pompano, FL           Creative Computers  07/29/98   P36321270101       198.00   30058
HP Deskjet Printer        88698189504       Portland, OR          Creative Computers  07/02/98   P35339950101       198.00   29462

                                                                  TOTAL                                           2,540.00

Warehouse Shelving            N/A           San Diego, CA         Action Wholesale    03/13/98      177385        1,650.90   27553
Warehouse Shelving            N/A           San Diego, CA         Action Wholesale    03/25/98      177678        1,775.85
4 Drawer Lateral File         N/A           San Diego, CA         Office Depot        03/16/98     24062296         452.55   27639
2 Drawer Lateral File         N/A           San Diego, CA         Office Depot        03/16/98     24062300         290.93   27639
4 Drawer Lateral File         N/A           San Diego, CA         Office Depot        03/18/98     24097598         452.55
60" Bookcase(4)               N/A           San Diego, CA         Office Depot        03/18/98      216054          607.71   27639
                                            San Diego, CA         Office Depot        03/25/98      216055          151.93
4 Drawer Lateral File(2)      N/A           San Diego, CA         Office Depot        03/30/98     24244523         905.10   27639
HP Deskjet Printer        SSG8191N0CP       San Diego, CA         Creative Computers  03/24/98   P31653660101       213.88

                                                               Page 1

                                   EXHIBIT II

To: X Schedule NO. 4 to Master Lease Agreement   X Sale and Leaseback Agreement
    X UCC                                        X Bill of Sale

                             Dated October 13, 1998

                                     Between
                    Transamerica Business Credit Corporation
                                       and
                           LightSpan Partnership, Inc.


                                                                                        PURCH.       INVOICE     SUBMITTED   CHECK
EQUIPMENT DESCRIPTION       SERIAL NUMBER         LOCATION                 VENDOR       DATE          NUMBER       COSTS       NO.
---------------------       -------------         --------                 ------       ----          ------     ---------   -----
                            01015T007978    San Diego, CA
24 GB Internal DRIVE          GB00411274    San Diego, CA         Creative Computer   6/24/98   P34996570101      1,012.85
Dell Dimension XPS 400 MhZ      EMYTC       San Diego, CA         Dell                5/27/98      161370440      2,757.70   29030

                                            TOTAL TAXABLE EQUIPMENT - CA                                         88,464.04

Benches(8)                       N/A        Carlsbad, CA          Action Wholesale    08/05/98        181906        449.84   30007
Shelves                          N/A        Carlsbad, CA          Action Wholesale    08/17/98        182227        319.68   30286
Wire Carts                       N/A        Carlsbad, CA          Action Wholesale    08/28/98                      719.85
4 Dwr Lateral File               N/A        San Diego, CA         Office Depot        07/06/98      48724585        452.55   29587
4 Dwr Lateral File (2)           N/A        San Diego, CA         Office Depot        07/06/98      48260565        905.10   29587
4 Dwr Lateral File (2)           N/A        San Diego, CA         Office Depot        07/21/98      47247860        905.10   29911
Printer                        7P000470     San Diego, CA         Allenwest, Inc.     07/01/98         31823      1,113.06   28579
Presario 1681 233X Laptop   V817BVQ20514    San Diego, CA         Compaq              07/06/98    4100017787     23,705.00   29454
                            V817BVQ25163
                            V817BVQ25164
                            V817BVQ25170
                            V817BVQ25176
                            V817BVQ25178
                            V817BVQ25183
                            V817BVQ25184
                            V817BVQ25185
9.10  10 GB SCSI Drive        GB00411274    San Diego, CA         Creative Computers  07/01/98  P35067020102      3,539.59   29462
Powermac G3                 SXB8253P9CY5    San Diego, CA         Creative Computers  07/01/98  P35067020102      7,418.59   29462
                            SXB826005CY5
                            SXB826027CY5


                                                             EXHIBIT II

To: X Schedule No. 4 to Master Lease Agreement                                       X Sale and Leaseback Agreement
    X UCC                                                                            X Bill of Sale

                                                       Dated October 13, 1998

                                                              Between
                                              Transamerica Business Credit Corporation
                                                                and
                                                    LightSpan Partnership, Inc.
                                                                                        PURCH.     INVOICE      SUBMITTED    CHECK
 EQUIPMENT DESCRIPTION    SERIAL NUMBER          LOCATION              VENDOR            DATE       NUMBER        COSTS        NO.
 ---------------------    -------------          --------              ------           ------     -------      ---------    -----
125MB Memory kit              N/A           San Diego, CA         Creative Computers  07/01/98   P35251830101      1,583.93  29462
Proliant 3000R            D826BX620045      San Diego, CA         Creative Computers  07/03/98   P35316790101      5,167.69  29462
Proliant 1600                 N/A           San Diego, CA         Creative Computers  07/10/98   P35623950103        964.37  29804
Sidewall Rack kit             N/A           San Diego, CA         Creative Computers  07/10/98   P35534680101        211.19  29804
Proliant 3000/5500            N/A           San Diego, CA         Creative Computers  07/15/98   P35067020104      1,066.73  29804
Proliant Memory               N/A           San Diego, CA         Creative Computers  07/15/98   P35067020103      1,293.00  29804
42U Rack                      N/A           San Diego, CA         Creative Computers  07/16/98   P35317260101      1,724.00  29804
24GB Internal Dat Drive   GB00468445        San Diego, CA         Creative Computers  07/16/98   P35804600101      1,012.85  29804
Proliant 1600R              123123          San Diego, CA         Creative Computers  07/17/98   P35635670101      3,291.77  29804
Smart UPS 2200                N/A           San Diego, CA         Creative Computers  07/20/98   P3597260101       1,217.58  29804
Proliant Fan Kit        4948382046604       San Diego, CA         Creative Computers  07/22/98   P36073190102        357.73  29804
Switchbox 8                   N/A           San Diego, CA         Creative Computers  07/23/98   P36073190101      1,422.30  29804
128MB Memory                  N/A           San Diego, CA         Creative Computers  07/27/98   P35623950101      5,918.71  30058
9.1GB SCSI Drive          68OD9E6FGA        San Diego, CA         Creative Computers
9.1GB SCSI Drive          68ODAZ90GA        San Diego, CA         Creative Computers
9.1GB SCSI Drive          68OD9EL8GA        San Diego, CA         Creative Computers
Proliant 1200 Tower           N/A           San Diego, CA         Creative Computers  07/29/98   P36073190104        469.72  30058
Proliant Fan Kit              N/A           San Diego, CA         Creative Computers  07/29/98   P36073190103        191.80  30058
Canon Fax 9000             UFK35585         San Diego, CA         Ikon Office         07/30/98      73072A         2,688.36  29521
                                                                  Solutions
Yamaha CD Recorder(2)      ZJ085384         San Diego, CA         Computibility Tish  07/01/98   Tish ER 6/27        958.00  29258
                                                                  (ER 6/27)
WebTV(3)                  1800220457        San Diego, CA         Good Guys Tish      07/20/98   Tish ER 7/17        538.72  29663
                            7063930                               (ER 7/17)
                          8CCB037936
Dynamics Software             N/A           San Diego, CA         ABS/New Ledger      07/13/98      60013        103,736.00
17" Visionmaster Monitor  01019j5122809     San Diego, CA         Creative Computers  08/13/98   P3689530102         522.00
Dell XPS R400 Pentium        FVF41          San Diego, CA         Dell                08/11/98    175039569        3,102.00


                                                               Page 5

                                   EXHIBIT II

To: X Schedule No. 4 to Master Lease Agreement   X Sale and Leaseback Agreement
    X UCC                                        X Bill of Sale

                             Dated October 13, 1998

                                     Between
                    Transamerica Business Credit Corporation
                                       and
                           LightSpan Partnership, Inc.


                                                                                       PURCH.     INVOICE       SUBMITTED    CHECK
EQUIPMENT DESCRIPTION      SERIAL NUMBER         LOCATION             VENDOR            DATE      NUMBER         COSTS        NO
---------------------      -------------         --------             ------            ----      ------         -----        --
Intergraph GL2 Workstation    H29735       San Diego, CA      XS International        08/28/98     15894       15,095.00
Intergraph GL2 Workstation    H29715       San Diego, CA      XS International
Intergraph GL2 Workstation    H29749       San Diego, CA      XS International
21" Monitor                 G8D00177       San Diego, CA      XS International

                                           TOTAL EXEMPT EQUIPMENT - CA                                        192,060.81

                                           TOTAL EQUIPMENT COST                                               283,064.85


TRANSAMERICA BUSINESS CREDIT             LIGHTSPAN PARTNERSHIP, INC.
  CORPORATION

By: /s/ GARY P. MORO                     By: /s/ CARL ZEIGER
   -------------------------------          -------------------------------
Title:  Vice President                   Title: President
      ----------------------------             ----------------------------


0092417001110000
FINANCING STATEMENT - FOLLOW INSTRUCTIONS CAREFULLY

This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

-------------------------------------------------------------------------------------------------------
A. NAME & TEL. # OF CONTACT AT FILER (optional)      B. FILING OFFICE ACCT. # (optional)


-------------------------------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)

       -----
       Data File Services, Inc.

       P.O. Box 275

       Van Nuys, CA 91408-2750

       -----

------------------------------------------------------------------------------------------------------------------------------------
D. OPTIONAL DESIGNATION (if applicable): [ ] LESSOR/LESSEE  [ ] CONSIGNOR/CONSIGNEE  [ ] NON-UCC FILING
------------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)                   FILED WITH:     CALIFORNIA
   ---------------------------------------------------------------------------------------------------------------------------------
   1a. ENTITY'S NAME
      THE LIGHTSPAN PARTNERSHIP, INC.
OR ---------------------------------------------------------------------------------------------------------------------------------
   1b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                    MIDDLE NAME          SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                            CITY                          STATE     COUNTRY    POSTAL CODE
      10140 CAMPUS POINT DRIVE                                 SAN DIEGO                     CA                   92121
------------------------------------------------------------------------------------------------------------------------------------
1d. S.S. OR TAX I.D.#       OPTIONAL     1e. TYPE OF ENTITY    1f. ENTITY'S STATE         1g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                        ADD'NL INFO RE                         OR COUNTRY OF
                          ENTITY DEBTOR                        ORGANIZATION                                                  [ ]NONE
------------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)  1070-004                             1070-004
------------------------------------------------------------------------------------------------------------------------------------
   2a. ENTITY's NAME

OR ---------------------------------------------------------------------------------------------------------------------------------
   2b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                    MIDDLE NAME          SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                            CITY                          STATE     COUNTRY    POSTAL CODE

------------------------------------------------------------------------------------------------------------------------------------
2d. S.S. OR TAX I.D.#       OPTIONAL     2e. TYPE OF ENTITY    2f. ENTITY'S STATE         2g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                        ADD'NL INFO RE                         OR COUNTRY OF
                          ENTITY DEBTOR                        ORGANIZATION                                                  [ ]NONE
------------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY'S (ORIGINAL S/P OR ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)
------------------------------------------------------------------------------------------------------------------------------------
   3a. ENTITY'S NAME
      TRANSAMERICA BUSINESS CREDIT CORPORATION
OR ---------------------------------------------------------------------------------------------------------------------------------
   3b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                    MIDDLE NAME          SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                            CITY                          STATE     COUNTRY    POSTAL CODE
      76 BATTERSON PARK ROAD                                   FARMINGTON                    CT                   06032
------------------------------------------------------------------------------------------------------------------------------------
4. This FINANCING STATEMENT covers the following types or items of property:

SEE EXHIBITS I AND II ATTACHED HERETO AND MADE A PART HEREOF.

FILE WITH THE SECRETARY OF STATE CALIFORNIA

CUSTOMER NO. 1070-004
------------------------------------------------------------------------------------------------------------------------------------
5. CHECK                This FINANCING STATEMENT is signed by the Secured Party instead   7.  If filed in Florida (check one)
   BOX             [X]  of the Debtor to perfect a security interest (a) in collateral        Documentary         Documentary stamp
   (if applicable)      already subject to a security interest in another jurisdiction    [ ] stamp tax paid  [ ] tax not applicable
                        when it was brought into this state, or when the debtor's
                        location was changed to this state, or (b) in accordance with other statutory provisions (additional data may be required)
------------------------------------------------------------------------------------------------------------------------------------
6. REQUIRED SIGNATURE(S)                                                 8. [ ] This FINANCING STATEMENT is to be filed (for record)
   THE LIGHTSPAN PARTNERSHIP, INC.                                              (or recorded) in the REAL ESTATE RECORDS
   /s/ KATHRYN M. WHITE                                                         Attach Addendum                      (if applicable)
------------------------------------------------------------------------------------------------------------------------------------
TRANSAMERICA BUSINESS CREDIT CORPORATION                                 9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s)
                                                                         (ADDITIONAL FEE)
                                                                         (optional)   [ ] All Debtors  [ ] Debtor 1  [ ] Debtor 2
------------------------------------------------------------------------------------------------------------------------------------
(1) FILING OFFICER COPY - NATIONAL FINANCING STATEMENT (FORM UCC 1) (TRANS) (REV. 12/18/95)    Prepared by Data File Services, Inc.
                                                                                               P.O. Box 275  Van Nuys, CA 91408-0275
                                                                                               Tel (818) 909-2200

Marelle and Christian Chereau

                      TEXAS                                                      GEORGIA
 DATE                EL PASO        DALLAS-M      DALLAS-C      SAN ANTONIO      ATLANTA
------   -------    ----------     ----------    -----------    -----------     ----------
          Budget    $5,000.00      $5,000.00      $5,000.00      $8,000.00      $6,000.00
 7-Feb
14-Feb                 900.00
 7-Mar               1,200.00         800.00         800.00
14-Mar                                                                             800.00
28-Mar*
11-Apr*                                                                            100.00
18-Apr*
 9-May                                                            2,400.00
23-May*                                                             450.00
 6-Jun*
20-Jun               1,200.00                                     1,600.00
27-Jun*                                                             400.00
11-Jul                 400.00                                                      600.00
18-Jul                                                              100.00
 1-Aug*                150.00                                       700.00
 8-Aug                              1,000.00       1,000.00                      1,200.00
22-Aug                                                                             500.00
 5-Sep*
12-Sep*                                                                          2,100.00
19-Sep*                             1,600.00         900.00
          ------    --------       ---------      ---------      ---------      ---------
          Totals     3,850.00       3,400.00       2,700.00       5,650.00       5,300.00

          Variance   1,150.00       1,600.00       2,300.00       2,350.00         700.00


                              FLORIDA
 CLAYTON        CHATHAM       OKALOOSA        EXPENSES        TOTALS
---------      ---------      ---------      ---------      ----------
$6,000.00      $7,000.00      $4,000.00                     $46,000.00
                  600.00                                       $600.00
                                                               $900.00
                                                508.21       $3,308.21
   800.00         600.00       1,600.00         957.32       $4,757.32
                                 250.00                        $250.00
   100.00                                                      $200.00
                  350.00                                       $350.00
                                                797.83       $3,197.83
                                                               $450.00
                  350.00                                       $350.00
                                                871.72       $3,671.72
                  400.00                                       $800.00
                1,000.00                                     $2,000.00
                                                               $100.00
                                                               $850.00
                                                719.63       $3,919.63
   700.00                                        61.14       $1,261.14
                  100.00                                       $100.00
                                                397.92       $2,497.92
                                                266.13       $2,766.13
---------      ---------      ---------      ---------      ----------
 1,600.00       3,400.00       1,850.00       4,579.90      $32,329.90

 4,400.00       3,600.00       2,150.00      -4,579.90      $13,670.10



*= Unpaid- just received 9/2/398

                               CLOSING STATEMENT

                                                          LEASEPLUS NO. 1070-005

LESSEE:                    THE LIGHTSPAN PARTNERSHIP, INC.

SCHEDULE NO.:    5


Interim Payment (8 Days) @ $91.71                                       $733.68
March 24, 1999 - March 31, 1999

ADVANCE PAYMENT(S)
First (April 1, 1999)                                                 $2,751.31
Last                                                                        N/A
                                       SUB-TOTAL                      $3,484.99

SALES/USE TAX
First                                                                   $127.43
Interim Pmt.                                                             $33.66
                                       SUB-TOTAL                        $161.09

                              TOTAL FOR PAYMENTS                      $3,646.08

Documentation Fee*

Attorney Fee*

Other Fees

Credits

Deducted from proceeds                                                $3,646.08
Deducted from Application fee                                             $0.00

                         GRAND TOTAL DUE AT CLOSING                       $0.00

PROCEEDS OF LEASE SCHEDULE NO. 5 DATED MARCH 24, 1999                $86,819.54
LESS: DUE TO TBCC                                                     $3,646.08
LESS: DUE TO VENDORS                                                      $0.00

NET PROCEEDS TO THE LIGHTSPAN PARTNERSHIP, INC.                      $83,173.46

APPLICATION FEE RECEIVED.                                            $20,000.00
APPLICATION FEE TO BE APPLIED TO EXPENSES AND RENT.                  $20,000.00
LESS: EXPENSES INCURRED TO DATE.                                     ($2,385.25)
LESS: PRO-RATED AMOUNT APPLIED TO PRIOR SCHEDULE(S).                 ($9,673.37)
LESS: PRO-RATED AMOUNT APPLIED TO SCHEDULE 5 (2ND MO. RENT).           ($868.20)
BALANCE OF APPLICATION FEE.                                           $7,073.18



Date Prepared             March 18, 1999
Lease Administration      C. Bodnar
Marketing                 W. Dial

                       SCHEDULE TO MASTER LEASE AGREEMENT

                           Dated as of March 24, 1999

                                 Schedule No. 5

LESSOR NAME & MAILING ADDRESS                   LESSEE NAME & MAILING ADDRESS
Transamerica Business Credit Corporation        The Lightspan Partnership, Inc.
Riverway II                                     10140 Campus Point Drive
West Office Tower                               San Diego, California  92121
9399 West Higgins Road
Rosemont, Illinois  60018


Equipment Location (if different than Lessee's address above):

                See Exhibit II attached hereto and made a part hereof.

This Schedule covers the following described equipment ("Equipment"):

                See Exhibit II attached hereto and made a part hereof.

The Equipment is hereby leased pursuant to the provisions of the Master Lease Agreement between the undersigned Lessee and Lessor dated August 14, 1997 (the "Master Lease"), the terms of which are incorporated herein by reference thereto, plus the following additional terms, provisions, and modifications. The Lessor reserves the right to adjust the monthly payments in accordance with the Commitment Letter dated August 5, 1997, if the Lessor has not received this Schedule and an Acceptance and Delivery Certificate executed by the Lessee within five business days from the date first set forth above.

1.  Term (Number of Months)                                                     36 months
2.  Equipment Cost                                                              $86,819.54
3.  Commencement Date                                                           March 24, 1999
4.  Rate Factor                                                                 3.169% of Equipment Cost
5.  Total Rents                                            $  99,047.16
    Total sales/use tax                                    $    4,575.60        $103,622.76
                                                           -------------
6.  Advance Rents (first month)                            $    2,751.31
    Sales/use tax for advance rent                         $       127.10       $  2,878.41
                                                           --------------
7.  Monthly rental payments                                $    2,751.31
    Monthly sales/use tax                                  $       127.10       $  2,878.41
                                                           --------------
    and the second such rental payment
    will be due on                                                              May 1, 1999
    and subsequent rental payments will
    be due on the same day of each month thereafter

8.  Security Deposit                                                            NONE

9.  In addition to the monthly rental
    payments provided for herein, Lessee shall
    pay to Lessor, as interim rent, payable on
    the commencement date specified above, an
    amount equal to 1/30th of the monthly rental
    payment (including monthly sales/use tax)
    multiplied by the number of days from and
    including the commencement date through the
    end of the same calendar month.                                             $   767.57

Equipment Location with Tax Rates:

                                           RATE        MONTHLY               MONTHLY       TOTAL      INTERIM       SALES TAX
      EQUIPMENT LOCATION                  FACTOR       PAYMENT   TAX RATE    SALES TAX    PAYMENT       RENT       INTERIM RENT
      ------------------                  ------       -------   --------    ---------    -------       ----       ------------
220 N. 22nd Pl, APT 2026, Mesa, AZ         3.169         $5.74     7.200%      $0.41         $6.15      $1.53         $0.11

1606 E. 550 Rd., Lawrence, KS              3.169         $5.29     6.900%      $0.37         $5.66      $1.41         $0.10

204 Brenhaven Blvd, Brandon, MS            3.169         $5.55     7.000%      $0.39         $5.93      $1.48         $0.10

5101 Butternut Rd., Durhan, NC             3.169         $4.94     6.000%      $0.30         $5.24      $1.32         $0.08

31-24 99th St., Flushing, NY               3.169         $5.20     8.250%      $0.43         $5.62      $1.39         $0.11

4421 Carrington CT, Harrisburg, PA         3.169         $5.74     6.000%      $0.34         $6.08      $1.53         $0.09

3001 Blue Bird, McCallen, TX               3.169         $5.74     8.250%      $0.47         $6.21      $1.53         $0.13

128 William Richmond, Williamsburg, VA     3.169         $5.74     4.500%      $0.26         $5.99      $1.53         $0.07

1077 Norwich Ave., Virginia Beach, VA      3.169         $6.40     4.500%      $0.29         $6.69      $1.71         $0.08

2282 S. Highland Dr., Camino Island, WA    3.169         $5.29     8.000%      $0.42         $5.71      $1.41         $0.11

Other exempt equipment                     3.169        $11.47     0.000%      $0.00        $11.47      $3.06         $0.00


TOTAL FOR TAXABLE CA EQUIPMENT             3.169     $1,592.60     7.750%    $123.43     $1,716.02    $424.69        $32.91


TOTAL FOR EXEMPT CA EQUIPMENT              3.169     $1,091.63     0.000%      $0.00     $1,091.63    $291.10         $0.00


GRAND TOTAL                                          $2,751.31               $127.10     $2,878.41    $733.68        $33.89

Renewal terms:

In the event the Lease does not exercise the Purchase Option described below, the Lease shall automatically renew for a term of 12 months with Monthly Rental equal to 1.5% of the original Equipment Cost payable monthly in advance. At the expiration of the renewal period, the Lessee shall have the option to purchase all (but not less than all) the Equipment for its then current Fair Market Value, plus applicable sales and other taxes.

The Lessee shall have the option to purchase all (but not less than all) the Equipment at the expiration of the term of the lease for the then Fair Market Value of the Equipment, plus applicable sales and other taxes. It shall be agreed that the Fair Market Value shall not be less than 10% of the Equipment Cost nor more than 20% of the Equipment Cost plus applicable dales and other taxes.

Lessee hereby irrevocably authorizes Lessor to insert in this Schedule the Commencement Date and the due date of the first rental payment.

Except as expressly provided or modified hereby, all the terms and provisions of the Master Lease Agreement shall remain in full force and effect.

The Purchase Date shall be April 1, 2002.

The Stipulated Loss Value of any items of Equipment shall be an amount equal to the present value of all future Rent discounted at a rate of 6% per annum plus the Reversionary Value.

The Reversionary Value of any item of Equipment shall be 20% of Equipment Cost.

   TRANSAMERICA BUSINESS CREDIT             THE LIGHTSPAN PARTNERSHIP, INC.
   CORPORATION                              (Lessee)
   (Lessor)

   By: /s/ GARY P. MORO                     By:  /s/ KATHRYN M. WHITE
      ------------------------------           ----------------------------
           Gary P. Moro                              Kathryn M. White

   Title: VICE PRESIDENT                    Title: ASSISTANT CORPORATE SECRETARY
         ---------------------------              -------------------------

                                                                     Page 2 of 3
TO:                                                     BIT II
Sched. No. 5 to Master Lease Agmt.
Sale and Leaseback Agmt.                            By and between
Bill of Sale                           Transamerica Business Credit Corporation
UCC(s)                                             (as Lessor); and
                                                 Dated March 24, 1999


------------------------------------------------------------------------------------------------------------------------------------
                                                  EQUIPMENT                                   PURCHASE                     EQUIPMENT
QTY EQUIPMENT DESCRIPTION     SERIAL NO.          LOCATION              VENDOR/SUPPLIER       DATE          INVOICE NO.    COST
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
1    HP Deskjet 697C Printer  SCN88K1217W              "                Creative Computers     11/25/98     P41147790101      181.00
------------------------------------------------------------------------------------------------------------------------------------
1    PC Adapter Cards         N/A                      "                Creative Computers     11/25/98     P41147790101      135.00
------------------------------------------------------------------------------------------------------------------------------------
1    6' SCSI                  N/A                      "                Creative Computers     11/25/98     P41147790101      150.00
------------------------------------------------------------------------------------------------------------------------------------
1    Dell Dimension XPS R450  HGB6R                    "                 Dell                  11/25/98     196010086       2,269.00
------------------------------------------------------------------------------------------------------------------------------------
1    Dell Dimension XPS R450  HFRP6                    "                 Dell                  11/25/98     196010029       2,286.00
------------------------------------------------------------------------------------------------------------------------------------
1    4 Drawer File            N/A                      "                 Office Depot          12/01/98     58790039          110.00
------------------------------------------------------------------------------------------------------------------------------------
1    1 Drawer File            N/A                      "                 Office Depot          12/02/98     58575094          420.00
------------------------------------------------------------------------------------------------------------------------------------
                              HLCOI; HLCOQ; HLCO3;
                              HLCOW; HLCOE; HLCOZ;
8    Dell Dimension XPS R450  HLCOG; HLCOL             "                 Dell                  12/07/98     196987671      18,072.00
------------------------------------------------------------------------------------------------------------------------------------
1    Cyrix MII system         listed on invoice        "                 Fry's Electronics     08/28/98     1305685           809.70
------------------------------------------------------------------------------------------------------------------------------------
1    ??? Test system          listed on invoice        "                 Fry's Electronics     08/28/98     1305685           712.92
------------------------------------------------------------------------------------------------------------------------------------
1    1 Drawer File            N/A                      "                 Office Depot          09/03/98     52487425          420.00
------------------------------------------------------------------------------------------------------------------------------------
                              BPODPMT66x200SL2RAM;
13   13 Overdrive processors  12312312313              "                 Creative Computers    10/06/98     P39109890101    2,470.00
------------------------------------------------------------------------------------------------------------------------------------
1    2.6.4GB EIDE             N/A                      "                 Creative Computers    10/06/98     P39109890102      570.00
------------------------------------------------------------------------------------------------------------------------------------
1    Dell XPS Pentium         GML47                    "                 Dell                  10/07/98     186025532       2,389.00
------------------------------------------------------------------------------------------------------------------------------------
1    Dell XPS Pentium         GML4B                    "                 Dell                  10/07/98     186025532       2,389.00
------------------------------------------------------------------------------------------------------------------------------------
                                                  220 N. 22nd Pl, APT
1    HP Deskjet 697C Printer  SMX8C21104M         2026, Mesa, AZ         Creative Computers    12/21/98     P42398340101      181.00
------------------------------------------------------------------------------------------------------------------------------------
                                                  236 N. Governor's Ave.
1    HP Deskjet 695C Printer  SMX8BC120MM         Dover, DE              Creative Computers    01/26/99     P43953020101      181.00
------------------------------------------------------------------------------------------------------------------------------------
                                                  5011 Wood Iron Dr.
1    HP Deskjet 697C          SCN88S1K3YJ         Duluth, GA             Creative Computers    11/16/98     P40663120101      181.00
------------------------------------------------------------------------------------------------------------------------------------
                                                  1606 E. 550 Rd.        Buy.Com (Phil Tish
1    HP Deskjet 710C          SG8731W1S2          Lawrence, KS           ExpenseR)             02/05/99     652347            166.95
------------------------------------------------------------------------------------------------------------------------------------
                                                  204 Brenhaven Blvd.
1    HP Deskjet 695C          SUS8BA1V015         Brandon, MS            Creative Computers    01/29/99     P44076720101      175.00
------------------------------------------------------------------------------------------------------------------------------------
                                                  5101 Butternut Rd.,
1    HP Deskjet 627C          SUS88H1S1TK         Durhan, NC             Creative Computers    10/16/98     P39532240101      156.00
------------------------------------------------------------------------------------------------------------------------------------
                                                  31-24 99th St.         Buy.Com (Phil Tish
1    HP Deskjet 710C          SG8763W09S          Flushing, NY           ExpenseR)             02/16/99     708874            163.95
------------------------------------------------------------------------------------------------------------------------------------
                                                  4421 Carrington CT,
1    HP Deskjet 697C Printer  SMX8BL111YK         Harrisburg, PA         Creative Computers    12/15/98     P41990550101      181.00
------------------------------------------------------------------------------------------------------------------------------------
                                                  3001 Blue Bird,
1    HP Deskjet 697C Printer  SMX8BC120JY         McCallen, TX           Creative Computers    12/16/98     P42140590101      181.00
------------------------------------------------------------------------------------------------------------------------------------

                            [TRANSAMERICA LETTERHEAD]

March 31, 1999

Ms. Kathy White
The Lightspan Partnership, Inc.
10140 Campus Point Drive
San Diego, California 92121

RE: CUSTOMER NO. 1070-005

Dear Kathy:

We would like to thank you for choosing Transamerica Business Credit Corporation
(TBCC) - Technology Finance Division for your recent financing. For your files, we have enclosed copies of the various documents executed by your organization in connection with the above referenced transactions. These documents have been executed by Transamerica and should be retained by you in a safe place.

Invoices will be sent to you on a monthly basis as a courtesy on our part, with your payments due on the first day of each month. THERE ARE 35 EQUAL PAYMENTS OF S2,878.41 REMAINING COMMENCING MAY 1, 1999, PLUS A PURCHASE 0PTION DUE ON APRIL 1, 2002. OUR REMITTANCE ADDRESS FOR ALL PAYMENTS IS FIRST NATIONAL BANK OF CHICAGO, TBBC - TECHNOLOGY FINANCE DIVISION, PO BOX 70892, CHICAGO, IL 60673-0892. THE STREET ADDRESS FOR OUR LOCK BOX IS FIRST NATIONAL BANK OF CHICAGO, 525 WEST MONROE, 7TH FLOOR MAILROOM, CHICAGO, ILLINOIS 60661,
ATTENTION: 70892. Please indicate your customer numbers on the face of your check.

Please be advised that at this time that Transamerica elects to file the appropriate property tax filing on your behalf for equipment located in the state of California. Please be advised that you are responsible for the appropriate property tax filing for all other jurisdictions. Proof of filing and payment of property tax should be provided to TBCC annually. Upon receipt the annual filing costs, you will be invoiced appropriately. All future payments should be made on or before the due date indicated on each invoice. Payments arriving after 5 days of the due date will be subject to a 5% late charge. All remittances should be sent to the above-mentioned address.

We appreciate having been given the opportunity to serve you and we look forward to do so again, in the future. Should you have any questions on your account, please contact our Lease Administration Department at 860-677-6466 and we will be delighted to assist you.

Very truly yours,
Transamerica Business Credit
   Corporation

/s/ Chris Bodnar

Chris Bodnar
Transamerica Technology Finance

Enc.

                                                                     Page 1 of 3

TO:                                                        EXHIBIT II
Sched. No. 5 to Master Lease Agmt.
Sale and Leaseback Agmt.                                 By and between
Bill of Sale                           Transamerica Business Credit Corporation (as Lessor);
UCC(s)                                    and The Lightspan Partnership Inc. (as Lessee)
                                                       Dated March 24, 1999


------------------------------------------------------------------------------------------------------------------------------------
                                                  EQUIPMENT                                   PURCHASE                     EQUIPMENT
QTY EQUIPMENT DESCRIPTION     SERIAL NO.          LOCATION              VENDOR/SUPPLIER       DATE          INVOICE NO.    COST
------------------------------------------------------------------------------------------------------------------------------------
     EXEMPT COMPUTER EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
     Proliant 5500; Smart                         10140 Campus Pt. Dr.,
1    Array 3200 Controller    4948382075154       San Diego, CA         Creative Computers     12/29/98     P42510380102    3,895.00
------------------------------------------------------------------------------------------------------------------------------------
1    Proliant 3000/5500       123123123/               "                Creative Computers     12/29/98     P42510380101      781.00
------------------------------------------------------------------------------------------------------------------------------------
1    9.1GB SCSI               N/A                      "                Creative Computers     12/29/98     P42510380101    2,775.00
------------------------------------------------------------------------------------------------------------------------------------
     Proliant 5500r PII400
1    Xeon                     D851CCT20383             "                Creative Computers     12/30/98     P42510380103    7,000.00
------------------------------------------------------------------------------------------------------------------------------------
1    Task Chair               N/A                      "                Office Depot           01/06/99     60517194          289.00
------------------------------------------------------------------------------------------------------------------------------------
1    Compaq Memory Kit        N/A                      "                Delec                  01/06/99     158270601998087 4,390.00
------------------------------------------------------------------------------------------------------------------------------------
1    Dell Dimension XPS R450  U4MTQ                    "                Dell                   01/12/99     207040916       2,414.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Computer Discount
1    SONY VAIO 505FX          SO134206315              "                Warehouse              01/20/99     9849249         2,162.17
------------------------------------------------------------------------------------------------------------------------------------
1    Compaq Presario Notebook V811BVQ21910             "                Compusource            01/20/99     3042            1,799.00
------------------------------------------------------------------------------------------------------------------------------------
2    4 Drawer file (2)        N/A                      "                Boise Cascade          01/26/99     81307             807.00
------------------------------------------------------------------------------------------------------------------------------------
                              D808BRZ31019;
2    Proliant 3000 Pentium II D810BRZ30546             "                uBid.                  02/24/99     U03460970101    2,534.00
------------------------------------------------------------------------------------------------------------------------------------
1    HP Deskjet 712C          SMY8C8120S0              "                Creative Computer      02/25/99     P45386320101      202.00
------------------------------------------------------------------------------------------------------------------------------------
                              D808BRZ31885;
2    Proliant 3000 Pentium II D810BRZ30232             "                uBid.                  02/25/99     U03514560101    2,934.00
------------------------------------------------------------------------------------------------------------------------------------

1    HP Laserjet 8000N        UFDD003209               "                Compusource            02/26/99     3265            2,465.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            SUB TOTAL:     34,447.17

     TAXABLE COMPUTER EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
                                                  6108 Avenida Encinas,
1    20" Pedestal Fan         N/A                 Carlsbad, CA          Pak West               09/22/98     237720            235.00
------------------------------------------------------------------------------------------------------------------------------------
5    5 black stools           N/A                      "                Action Wholesale       10/12/98     183914            288.90
------------------------------------------------------------------------------------------------------------------------------------
                              XB81610RAZ3;        10140 Campus Pt. Dr.,
2    CD Zip Drive             XB81618RAZ3         San Diego, CA         Apple Computer         04/20/98     305501          4,130.00
------------------------------------------------------------------------------------------------------------------------------------
5    Telephones,(5)           N/A                      "                CMS Communications     10/16/98     9823971         2,100.00
------------------------------------------------------------------------------------------------------------------------------------
1    Stylus Color Printer     AEY0034971               "                Creative Computers     11/13/98     P40663920102    1,410.00
------------------------------------------------------------------------------------------------------------------------------------
1    Hon 2 Drawer File        N/A                      "                Office Depot           11/16/98     57901390          155.00
------------------------------------------------------------------------------------------------------------------------------------
2    Task Chair(2)            N/A                      "                Office Depot           11/16/98     57901390          300.00
------------------------------------------------------------------------------------------------------------------------------------
                              0106310011070;
                              0106310011076;
                              0106310011081;
                              0106310011074;
                              0106310011077;
                              0106310017964;
                              0106310011075;
                              0106310011078;
9    Iyama Visionmaster Pro   0106310017967            "                CDW                    11/25/98     9387077         8,253.00
------------------------------------------------------------------------------------------------------------------------------------

                                                                     Page 2 of 3

TO:                                                        EXHIBIT II
Sched. No. 5 to Master Lease Agmt.
Sale and Leaseback Agmt.                                 By and between
Bill of Sale                           Transamerica Business Credit Corporation (as Lessor);
UCC(s)                                    and The Lightspan Partnership Inc. (as Lessee)
                                                       Dated March 24, 1999


------------------------------------------------------------------------------------------------------------------------------------
                                                  EQUIPMENT                                   PURCHASE                     EQUIPMENT
QTY EQUIPMENT DESCRIPTION     SERIAL NO.          LOCATION              VENDOR/SUPPLIER       DATE          INVOICE NO.    COST
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
1    HP Deskjet 697C Printer  SCN88K1217W              "                 Creative Computers    11/25/98     P41147790101      181.00
------------------------------------------------------------------------------------------------------------------------------------
1    PC Adapter Cards         N/A                      "                 Creative Computers    11/25/98     P41147790101      135.00
------------------------------------------------------------------------------------------------------------------------------------
1    6' SCSI                  N/A                      "                 Creative Computers    11/25/98     P41147790101      150.00
------------------------------------------------------------------------------------------------------------------------------------
1    Dell Dimension XPS R450  HGB6R                    "                 Dell                  11/25/98     196010086       2,269.00
------------------------------------------------------------------------------------------------------------------------------------
1    Dell Dimension XPS R450  HFRP6                    "                 Dell                  11/25/98     196010029       2,286.00
------------------------------------------------------------------------------------------------------------------------------------
1    4 Drawer File            N/A                      "                 Office Depot          12/01/98     58790039          110.00
------------------------------------------------------------------------------------------------------------------------------------
1    4 Dwr File               N/A                      "                 Office Depot          12/02/98     58575094          420.00
------------------------------------------------------------------------------------------------------------------------------------
                              HLCOI; HLCOQ; HLCO3;
                              HLCOW; HLCOE; HLCOZ;
8    Dell Dimension XPS R450  HLCOG; HLCOL             "                 Dell                  12/07/98     196987671      18,072.00
------------------------------------------------------------------------------------------------------------------------------------
1    Cyrix MII system         listed on invoice        "                 Fry's Electronics     08/28/98     1305685           809.70
------------------------------------------------------------------------------------------------------------------------------------
1    K6-2 Test system         listed on invoice        "                 Fry's Electronics     08/28/98     1305685           712.92
------------------------------------------------------------------------------------------------------------------------------------
1    4 Drawer File            N/A                      "                 Office Depot          09/03/98     52487425          420.00
------------------------------------------------------------------------------------------------------------------------------------
                              BPODPMT66X200SL2RAM;
13   13 Overdrive processors  12312312313              "                 Creative Computers    10/06/98     P39109890101    2,470.00
------------------------------------------------------------------------------------------------------------------------------------
1    2.6.4GB EIDE             N/A                      "                 Creative Computers    10/06/98     P39109890102      570.00
------------------------------------------------------------------------------------------------------------------------------------
1    Dell XPS Pentium         GML47                    "                 Dell                  10/07/98     186025532       2,389.00
------------------------------------------------------------------------------------------------------------------------------------
1    Dell XPS Pentium         GML4B                    "                 Dell                  10/07/98     186025532       2,389.00
------------------------------------------------------------------------------------------------------------------------------------
                                                  220 N. 22nd Pl, APT
1    HP Deskjet 697C Printer  SMX8C21104M         2026, Mesa, AZ         Creative Computers    12/21/98     P42398340101      181.00
------------------------------------------------------------------------------------------------------------------------------------
                                                  236 N. Governor's Ave.,
1    HP Deskjet 695C Printer  SMX8BC120MM         Dover, DE              Creative Computers    01/26/99     P43953020101      181.00
------------------------------------------------------------------------------------------------------------------------------------
                                                  5011 Wood Iron Dr.,
1    HP Deskjet 697C          SCN88S1K3YJ         Duluth, GA             Creative Computers    11/16/98     P40663120101      181.00
------------------------------------------------------------------------------------------------------------------------------------
                                                  1606 E. 550 Rd.,       Buy.Com (Phil Tish
1    HP Deskjet 710C          SG8731W1S2          Lawrence, KS           ExpenseR)             02/05/99     652347            166.95
------------------------------------------------------------------------------------------------------------------------------------
                                                  204 Brenhaven Blvd,
1    HP Deskjet 695C          SUS8BA1V015         Brandon, MS            Creative Computers    01/29/99     P44076720101      175.00
------------------------------------------------------------------------------------------------------------------------------------
                                                  5101 Butternut Rd.,
1    HP Deskjet 627C          SUS88H1S1TK         Durhan, NC             Creative Computers    10/16/98     P39532240101      156.00
------------------------------------------------------------------------------------------------------------------------------------
                                                  31-24 99th St.,        Buy.Com (Phil Tish
1    HP Deskjet 710C          SG8763W09S          Flushing, NY           ExpenseR)             02/16/99     708874            163.95
------------------------------------------------------------------------------------------------------------------------------------
                                                  4421 Carrington CT,
1    HP Deskjet 697C Printer  SMX8BL110YK         Harrisburg, PA         Creative Computers    12/15/98     P41990550101      181.00
------------------------------------------------------------------------------------------------------------------------------------
                                                  3001 Blue Bird,
1    HP Deskjet 697C Printer  SMX8BC120JY         McCallen, TX           Creative Computers    12/16/98     P42140590101      181.00
------------------------------------------------------------------------------------------------------------------------------------

                                                                     Page 3 of 3
TO:                                                   EXHIBIT II
Sched. No. 5 to Master Lease Agmt.
Sale and Leaseback Agmt.                            By and between
Bill of Sale                           Transamerica Business Credit Corporation
UCC(s)                                  (as Lessor); and Lightspan Partnership
                                                   Inc. (as Lessee)
                                                 Dated March 24, 1999


------------------------------------------------------------------------------------------------------------------------------------
                                                  EQUIPMENT                                   PURCHASE                     EQUIPMENT
QTY EQUIPMENT DESCRIPTION     SERIAL NO.          LOCATION              VENDOR/SUPPLIER       DATE          INVOICE NO.    COST
------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------- ------------------
                                                  128 William Richmond,
1    HP Deskjet 697C          SCN88S1K3Y1         Williamsburg, VA      Creative Computers    11/16/98     P40757900101      181.00
------------------------------------------------------------------------------------------------------------------------------------
                                                  1077 Norwich Ave.,
1    HP Deskjet 712C          SMY8C8120RW         Virginia Beach, VA    Creative Computers    02/23/99     P45318140101      202.00
------------------------------------------------------------------------------------------------------------------------------------
                                                  2282 S. Highland Dr., Buy.Com (Phil Tish
1    HP Deskjet 710C          SG8761W0PS          Camino Island, WA     ExpenseR)             02/05/99     652319            166.95
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              SUBTOTAL:   52,372.37

                                                                                                      EXEMPT EQUIPMENT:   34,447.17
                                                                                                     TAXABLE EQUIPMENT:   52,372.37

                                                                                                GRAND TOTAL EXHIBIT II:   86,819.54
                                                                        ===========================================================


LESSOR:                                 LESSEE:
       TRANSAMERICA BUSINESS CREDIT            THE LIGHTSPAN PARTNERSHIP, INC.
           CORPORATION

BY: /s/ GARY P. MORO                       BY: /s/ KATHRYN M. WHITE
   ---------------------------------          --------------------------------
        Gary P. Moro                               Kathryn M. White

TITLE: Vice President                   TITLE: Assistant Corporate Secretary
      ------------------------------          --------------------------------

                          SALE AND LEASEBACK AGREEMENT

        THIS SALE AND LEASEBACK AGREEMENT (this "Agreement"), is made as of March 24, 1999, among The Lightspan Partnership, Inc., a California corporation ("Seller"), and Transamerica Business Credit Corporation, a Delaware corporation ("Buyer").

                                   WITNESSETH:

        WHEREAS, Seller is the owner of the equipment more particularly described on Exhibit II hereto (the "Equipment");

        WHEREAS, Seller desires to sell to Buyer and Buyer desires to purchase from Seller the Equipment; and

        WHEREAS, Buyer, as a condition to such purchase, wishes to lease to Seller and Seller wishes to lease from Buyer the Equipment under the terms and conditions of the Master Lease Agreement dated as of August 14, 1997 and Schedule No.5 thereto (collectively, as amended, supplemented or otherwise modified from time to time, the "Lease") between Buyer, as lessor, and Seller, as lessee.

        NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. AMOUNT AND TERMS OF PURCHASE.

               (a) Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties of the Seller herein set forth, the Buyer agrees to purchase all of the Seller's right, title and interest in and to all of the Equipment such that the Buyer will become the owner of all such Equipment for all purposes whatsoever. The Seller hereby agrees that the Buyer is under no obligation to purchase any other equipment now or in the future and shall not assert a claim that the Buyer may have any such obligation.

               (b) The price to be paid by the Buyer with respect to the purchase of the Equipment (the "Purchase Price") is $86,819.54. The Purchase Price shall be payable to the Seller on the Lease Commencement Date (as defined in the Lease).

               (c) The Seller shall pay any and all applicable federal, state, county or local taxes and any and all present or future taxes or other governmental charges arising in connection with the sale of the Equipment hereunder, including sales, use or occupation taxes due upon the purchase by the Buyer.

               (d) The purchase of the Equipment shall be evidenced by a bill of sale, substantially in the form attached hereto as Exhibit A (the "Bill of Sale"), duly executed by the Seller.

        2. CONDITIONS TO PURCHASE. The obligation of the Buyer to purchase the Equipment is subject to the following conditions:

               (a) The Buyer shall have received this Agreement, duly executed by the Seller.

               (b) The Buyer shall have received the Bill of Sale, duly executed by the Seller.

               (c) The Buyer shall have received the Lease, duly executed by the Seller.

               (d) The Buyer shall have received resolutions of the Board of Directors of the Seller approving and authorizing the execution, delivery and performance by the Seller of this Agreement, the Lease and the notices and other documents to be delivered by the Seller hereunder and thereunder (collectively, the "Sale and Leaseback Documents").

               (e) The Buyer shall have received the certificate of title or similar evidence of ownership with respect to each item of Equipment and Uniform Commercial Code financing statements covering the Equipment in form and substance satisfactory to the Buyer, duly executed by the Seller.

               (f) No material adverse change has occurred with respect to the business, prospects, properties, results of operations, assets, liabilities or condition (financial or otherwise) of the Seller and its affiliates, taken as a whole, since January 31, 1995.

               (g) The Buyer shall have received all warranties and other documentation received or executed by Seller in connection with the original acquisition of the Equipment by the Seller (and by its execution hereof the Seller hereby assigns to the Buyer all such warranties and other Documentation).

               (h) The Buyer shall have received such other approvals, opinions or documents as the Buyer may reasonably request.

        3. REPRESENTATION AND WARRANTIES. To induce the Buyer to enter into this Agreement, the Seller represents and warrants to the Buyer that:

               (a) The Seller is duly authorized to execute, deliver and perform its obligations under each of the Sale and Leaseback Documents and all corporate action required on its part for the due execution, delivery and performance of the transactions contemplated herein and therein has been duly and effectively taken.

               (b) The execution, delivery and performance by the Seller of each of the Sale and Leaseback Documents and the consummation of the transactions contemplated herein and therein does not and will not violate any provision of, or result in a default under, the Seller's

Articles or Certificates of Incorporation or By-laws or any indenture or agreement to which the Seller is a party or to which its assets are bound or any order, permit, law, statute, code, ordinance, rule, regulation, certificate or any other requirement of any governmental authority or regulatory body to which the Seller is subject, or result in the creation or imposition of any mortgage, deed of trust, pledge, security interest, lien or encumbrance of any kind upon or with respect to the Equipment or any proceeds thereof, other than those in favor of the Buyer as contemplated by the Sale and Leaseback Documents.

               (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Seller of any of the Sale and Leaseback Documents to which it is a party.

               (d) Each Sale and Leaseback Document to which the Seller is a party constitutes or will constitute, when delivered hereunder, the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its respective terms, except as such enforceability may be (i) limited by the effect of applicable bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally or (ii) subject to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding at equity or at law).

               (e) There are no actions, suits, or proceedings pending, threatened against or affecting the Seller which seek to enjoin, prohibit or restrain the consummation of any of the transactions contemplated hereby or by the other Sale and Leaseback Documents.

               (f) Each item of Equipment is owned by the Seller free and clear of any liens and encumbrances of any kind or description. Upon purchase of the Equipment hereunder, the Buyer will acquire good and marketable title in and to the Equipment.

All representations and warranties herein shall survive the execution of this Agreement and the purchase of the Equipment.

        4. INDEMNITIES. The Seller agrees to indemnify, defend, and save harmless the Buyer and its officers, directors, employees, agents, and attorneys, and each of them (the "Indemnified Parties"), from and against all claims, actions, suits, and other legal proceedings, damages, costs, interest, charges, counsel fees and other expenses and penalties (collectively, the "Indemnified Amounts") which any of the Indemnified Parties may sustain or incur by reason of or arising out of (i) the Seller's ownership of any Equipment prior to the date on which such Equipment is sold to the Buyer, or the Seller's acts or omissions prior to such date under, in connection with or relating to such Equipment or any of the Sale and Leaseback Documents, (ii) the operation, maintenance or use of such Equipment prior to such date, (iii) the inaccuracy of any of the Seller's representations or warranties contained in any of the Sale and Leaseback Documents, (iv) the breach of any of the Seller's covenants contained in any of the Sale and Leaseback Documents, (v) any loss or damage to any Equipment in excess of the deductible which is not paid by insurance or (vi) any sales, use, excise and other taxes, charges, and fees (including, without limitation, income, franchise, business and occupation, gross receipts, sales, use, licensing, registration, titling, personal property, stamp and interest equalization taxes, levies, imposts, duties, charges or withholdings of any nature), and any fines, penalties or interest thereon, imposed or levied by any governmental body, agency or tax authority upon or in connection with the Equipment, its acquisition, ownership, delivery, leasing, possession, use or relocation or otherwise in connection with the transactions contemplated by each Sale and Leaseback Document.

        5. REMEDIES. Upon the Seller's violation of or default under any provision of this Agreement, the Buyer may (subject to the provisions of the other Sale and Leaseback Documents) proceed to protect and enforce its rights either by suit in equity or by action at law or both, whether for the specific performance of any covenant or agreement contained herein or in aid of the exercise of any power granted in any Sale and Leaseback Document; it being intended that the remedies contained in any Sale and Leaseback Document shall be cumulative and shall be in addition to every other remedy given under such Sale and Leaseback Document or now or hereafter existing at law or in equity or by statute or otherwise.

        6. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement, nor consent to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the Buyer, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

        7. NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing and sent:

        if to the Seller, at its address at:

                        The Lightspan Partnership, Inc.
                        10140 Campus Point Drive
                        San Diego, California 92121
                        Attention: Vice President - Finance and Administration Telephone No.: 619-824-8311
                        Telecopy No.: 619-824-8001
               if to the Buyer, at its address at:

                        Transamerica Business Credit Corporation
                        Technology Finance Division
                        76 Batterson Park Road
                        Farmington, Connecticut 06032-2571
                        Attention: Assistant Vice President,
                              Lease Administration
                        Telephone No.: 860-677-6466
                        Telecopy No.: 860-677-6766

               with a copy to:

                        Transamerica Business Credit Corporation
                        9399 West Higgins Road
                        Rosemont, Illinois 60018
                        Attention: Legal Department
                        Telephone No.: 847-685-1106
                        Telecopy No.: 847-685-1143

or to such other address as shall be designated by such party in a written notice to the other party. All such notices shall be deemed given (i) if sent by certified or registered mail, three days after being postmarked, (ii) if sent by overnight delivery service, when received at the above stated addresses or when delivery is refused and (iii) if sent by facsimile transmission, when receipt of such transmission is acknowledged.

        8. NO WAIVER; REMEDIES. No failure on the part of the Buyer to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

        9. BENEFIT. Without the prior written consent of the Buyer, the Seller may not transfer, assign or delegate any of its rights, duties or obligations hereunder.

        10. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Seller and the Buyer and their respective successors and assigns.

        11. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

        12. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same agreement.

        13. SEVERABILITY. If one or more of the provisions contained in this Agreement shall be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein, and any other application thereof, shall not in any way be affected or impaired thereby.

        14. SUBMISSION TO JURISDICTION. ALL DISPUTES ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT BETWEEN THE PARTIES HERETO, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN ILLINOIS, AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT THE BUYER SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE SELLER OR ITS PROPERTY IN ANY LOCATION REASONABLY SELECTED BY THE BUYER IN GOOD FAITH TO ENABLE THE BUYER TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE BUYER. EACH PARTY AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS, SETOFFS OR CROSS-CLAIMS IN ANY PROCEEDING BROUGHT BY THE BUYER; IT BEING UNDERSTOOD THAT THIS SENTENCE DOES NOT PRECLUDE THE SELLER FROM ASSERTING COMPULSORY COUNTERCLAIMS. THE SELLER WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE BUYER HAS COMMENCED A PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

        15. JURY TRIAL. THE PARTIES HERETO EACH HEREBY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized, as of the first date written above.

                                      THE LIGHTSPAN PARTNERSHIP, INC.


                                      By: /s/ KATHRYN M. WHITE
                                         -------------------------------
                                      Name:  Kathryn M. White
                                      Title: Assistant Corporate Secretary

                                      TRANSAMERICA BUSINESS CREDIT
                                      CORPORATION

                                      By: /s/ GARY P. MORO
                                         -------------------------------
                                      Name: Gary P. Moro
                                      Title: Vice President

Exhibit II- Equipment
Exhibit A- Bill of Sale

                                  BILL OF SALE

        KNOW ALL PERSONS BY THESE PRESENTS THE LIGHTSPAN PARTNERSHIP, INC. (the "Seller"), for Eighty-Six Thousand, Eight Hundred Nineteen and 54/1 00 Dollars ($86,819.54) and other valuable consideration to it in hand paid, receipt of which is hereby acknowledged, does unconditionally, absolutely and irrevocably grant, sell, assign, transfer and convey unto TRANSAMERICA BUSINESS CREDIT CORPORATION and its assignees or successors (collectively, the "Buyer"), all of the Seller's right, title and interest in and to the equipment described on
Exhibit II hereto (collectively, the "Equipment").

        TO HAVE AND TO HOLD said Equipment unto the said Buyer, to and for its use forever.

        AND, the Seller hereby warrants, covenants and agrees that it (a) has good and marketable title to the Equipment, free and clear of any liens and other encumbrances; and (b) will warrant and defend the sale of the Equipment against any and all persons claiming against such title.

        IN WITNESS WHEREOF the Seller has caused this instrument to be duly executed and delivered as of this 24th day of March, 1999.


                                      THE LIGHTSPAN PARTNERSHIP, INC.


                                      By: /s/ KATHRYN M. WHITE
                                         -------------------------------
                                      Name:  Kathryn M. White
                                      Title: Assistant Corporate Secretary

                                                                     Page 1 of 3
TO:                                                   EXHIBIT II
Sched. No. 5 to Master Lease Agmt.
Sale and Leaseback Agmt.                            By and between
Bill of Sale                           Transamerica Business Credit Corporation
UCC(s)                                             (as Lessor); and
                                     The Lightspan Partnership, Inc. (as Lessee)
                                                  Dated March 24, 1999


------------------------------------------------------------------------------------------------------------------------------------
                                                  EQUIPMENT                                   PURCHASE                     EQUIPMENT
QTY EQUIPMENT DESCRIPTION     SERIAL NO.          LOCATION              VENDOR/SUPPLIER       DATE          INVOICE NO.    COST
------------------------------------------------------------------------------------------------------------------------------------
     EXEMPT COMPUTER EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
     Proliant 5500; Smart                         10140 Campus Pt. Dr.,
1    Array 3200 Controller    4948382075154       San Diego, CA         Creative Computers     12/29/98     P42510380102    3,895.00
------------------------------------------------------------------------------------------------------------------------------------
1    Proliant 3000/5500       123123123/               "                Creative Computers     12/29/98     P42510380101      781.00
------------------------------------------------------------------------------------------------------------------------------------
1    9.1GB SCSI               N/A                      "                Creative Computers     12/29/98     P42510380101    2,775.00
------------------------------------------------------------------------------------------------------------------------------------
1    Proliant 5500r PII400
1    Xeon                     D851CCT20383             "                Creative Computers     12/30/98     P42510380103    7,000.00
------------------------------------------------------------------------------------------------------------------------------------
1    Task Chair               N/A                      "                Office Depot           01/06/99     60517194          289.00
------------------------------------------------------------------------------------------------------------------------------------
1    Compaq Memory Kit        N/A                      "                Delec                  01/06/99     158270601998087 4,390.00
------------------------------------------------------------------------------------------------------------------------------------
1    Dell Dimension XPS R450  U4MTQ                    "                Dell                   01/12/99     207040916       2,414.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Computer Discount
1    SONY VAIO 505FX          SO134206315              "                Warehouse              01/20/99     9849249         2,162.17
------------------------------------------------------------------------------------------------------------------------------------
1    Compaq Presario Notebook V811BVQ21910             "                Compusource            01/21/99     3042            1,799.00
------------------------------------------------------------------------------------------------------------------------------------
1    4 Drawer File (2)        N/A                      "                Boise Cascade          01/26/99     81307             807.00
------------------------------------------------------------------------------------------------------------------------------------
                              D808BRZ31019;
2    Proliant 3000 Pentium II D810BRZ30546             "                uBid.                  02/24/99      U03460970101   2,534.00
------------------------------------------------------------------------------------------------------------------------------------
1    HP Deskjet 712C          SMY8C8120S0              "                Creative Computer      02/25/99      P45386320101     202.00
------------------------------------------------------------------------------------------------------------------------------------
                              D808BRZ31885;
2    Proliant 3000 Pentium II D810BRZ30232             "                uBid.                  02/25/99      U03514560101   2,934.00
------------------------------------------------------------------------------------------------------------------------------------

1    HP Laserjet 8000N        UFDD003209               "                Compusource            02/26/99      3265           2,465.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              SUB TOTAL:   34,447.17

     TAXABLE COMPUTER EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
                                             6108 Avenida Encinas,
1    20" Pedestal Fan         N/A            Carlsbad, CA               PakWest                09/22/98       237720          235.00
------------------------------------------------------------------------------------------------------------------------------------
5    5 black stools           N/A                      "                Action Wholesale       10/12/98       183914          288.90
------------------------------------------------------------------------------------------------------------------------------------
                              XB81610RAZ3;   10140 Campus. Pt. Dr.,
2    CD Zip Drive             XB81618RAZ3    San Diego, CA              Apple Computer         04/20/98       305501        4,130.00
------------------------------------------------------------------------------------------------------------------------------------
5    Telephones,(5)           N/A                      "                CMS Communications     10/16/98       9823971       2,100.00
------------------------------------------------------------------------------------------------------------------------------------
1    Stylus Color Printer     AEY0034971               "                Creative Computers     11/13/98       P40663920102  1,410.00
------------------------------------------------------------------------------------------------------------------------------------
1    Hon 2 Drawer File        N/A                      "                Office Depot           11/16/98       57901390        155.00
------------------------------------------------------------------------------------------------------------------------------------
2    Task Chair(2)            N/A                      "                Office Depot           11/16/98       57901390        300.00
------------------------------------------------------------------------------------------------------------------------------------
                              0106310011070;
                              0106310011076;
                              0106310011081;
                              0106310011074;
                              0106310011077;
                              0106310017964;
                              0106310011075;
                              0106310011078;
9    Iyama Visionmaster Pro   0106310017967            "                CDW                    11/25/98       9387077       8,253.00
------------------------------------------------------------------------------------------------------------------------------------

                                                                     Page 2 of 3
TO:                                                 EXHIBIT II
Sched. No. 5 to Master Lease Agmt.
Sale and Leaseback Agmt.                           By and between
Bill of Sale                          Transamerica Business Credit Corporation
UCC(s)                                            (as Lessor); and
                                     The Lightspan Partnership, Inc. (as Lessee)
                                                Dated March 24, 1999


------------------------------------------------------------------------------------------------------------------------------------
                                                  EQUIPMENT                                   PURCHASE                     EQUIPMENT
QTY EQUIPMENT DESCRIPTION     SERIAL NO.          LOCATION              VENDOR/SUPPLIER       DATE          INVOICE NO.    COST
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
1    HP Deskjet 697C Printer  SCN88K1217W              "                 Creative Computers    11/25/98     P41147790101      181.00
------------------------------------------------------------------------------------------------------------------------------------
1    PC Adapter Cards         N/A                      "                 Creative Computers    11/25/98     P41147790101      135.00
------------------------------------------------------------------------------------------------------------------------------------
6    6' SCSI                  N/A                      "                 Creative Computers    11/25/98     P41147790101      150.00
------------------------------------------------------------------------------------------------------------------------------------
1    Dell Dimension XPS R450  HGB6R                    "                 Dell                  11/25/98     196010086       2,269.00
------------------------------------------------------------------------------------------------------------------------------------
1    Dell Dimension XPS R450  HFRP6                    "                 Dell                  11/25/98     196010029       2,286.00
------------------------------------------------------------------------------------------------------------------------------------
1    4 Drawer File            N/A                      "                 Office Depot          12/01/98     587900039         110.00
------------------------------------------------------------------------------------------------------------------------------------
1    4 Drawer File            N/A                      "                 Office Depot          12/02/98     58575094          420.00
------------------------------------------------------------------------------------------------------------------------------------
                              HLCO1; HLCOQ; HLCO3;
                              HLCOW; HLCOE; HLCOZ;
8    Dell Dimension XPS R450  HLCOG; HLCOL             "                 Dell                  12/07/98     196987671      18,072.00
------------------------------------------------------------------------------------------------------------------------------------
1    Cyrix MII system         listed on invoice        "                 Fry's Electronics     08/28/98     1305685           809.70
------------------------------------------------------------------------------------------------------------------------------------
1    K6-2 Test system         listed on invoice        "                 Fry's Electronics     08/28/98     1305685           712.92
------------------------------------------------------------------------------------------------------------------------------------
1    1 Drawer File            N/A                      "                 Office Depot          09/03/98     52487425          420.00
------------------------------------------------------------------------------------------------------------------------------------
                              BPODPMT66X200SL2RAM;
13   13 Overdrive processors  12312312313              "                 Creative Computers    10/06/98     P39109890101    2,470.00
------------------------------------------------------------------------------------------------------------------------------------
1    2 6.4GB EIDE             N/A                      "                 Creative Computers    10/06/98     P39109890102      570.00
------------------------------------------------------------------------------------------------------------------------------------
1    Dell XPS Pentium         GML47                    "                 Dell                  10/07/98     186025532       2,389.00
------------------------------------------------------------------------------------------------------------------------------------
1    Dell XPS Pentium         GML4B                    "                 Dell                  10/07/98     186025532       2,389.00
------------------------------------------------------------------------------------------------------------------------------------
                                                  220 N. 22nd Pl, APT
1    HP Deskjet 697C Printer  SMX8C21104M         2026, Mesa, AZ         Creative Computers    12/21/98     P42398340101      181.00
------------------------------------------------------------------------------------------------------------------------------------
                                                  236 N. Governor's Ave.
1    HP Deskjet 695C Printer  SMX8BC120MM         Dover, DE              Creative Computers    01/26/99     P43953020101      181.00
------------------------------------------------------------------------------------------------------------------------------------
                                                  5011 Wood Iron Dr.
1    HP Deskjet 697C          SCN88S1K3YJ         Duluth, GA             Creative Computers    11/16/98     P40663120101      181.00
------------------------------------------------------------------------------------------------------------------------------------
                                                  1606 E. 550 Rd.        Buy.Com (Phil Tish
1    HP Deskjet 710C          SG8731W1S2          Lawrence, KS           ExpenseR)             02/05/99     652347            166.95
------------------------------------------------------------------------------------------------------------------------------------
                                                  204 Brenhaven Blvd.
1    HP Deskjet 695C          SUS8BA1V0J5         Brandon, MS            Creative Computers    01/29/99     P44076720101      175.00
------------------------------------------------------------------------------------------------------------------------------------
                                                  5101 Butternut Rd.,
1    HP Deskjet 627C          SUS88H1S1TK         Durhan, NC             Creative Computers    10/16/98     P39532240101      156.00
------------------------------------------------------------------------------------------------------------------------------------
                                                  31-24 99th St.         Buy.Com (Phil Tish
1    HP Deskjet 710C          SG8763W09S          Flushing, NY           ExpenseR)             02/16/99     708874            163.95
------------------------------------------------------------------------------------------------------------------------------------
                                                  4421 Carrington CT,
1    HP Deskjet 697C Printer  SMX8BL110YK         Harrisburg, PA         Creative Computers    12/15/98     P41990550101      181.00
------------------------------------------------------------------------------------------------------------------------------------
                                                  3001 Blue Bird,
1    HP Deskjet 697C Printer  SMX8BC120JY         McCallen, TX           Creative Computers    12/16/98     P42140590101      181.00
------------------------------------------------------------------------------------------------------------------------------------

                                                                     Page 3 of 3
       TO:                                           EXHIBIT II
Sched. No. 5 to Master Lease Agmt.
Sale and Leaseback Agmt.                           By and between
Bill of Sale                          Transamerica Business Credit Corporation
UCC(s)                                            (as Lessor); and
                                     The Lightspan Partnership, Inc. (as Lessee)
                                                Dated March 24, 1999


------------------------------------------------------------------------------------------------------------------------------------
                                                  EQUIPMENT                                   PURCHASE                     EQUIPMENT
QTY EQUIPMENT DESCRIPTION     SERIAL NO.          LOCATION              VENDOR/SUPPLIER       DATE          INVOICE NO.    COST
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                  128 William Richmond,
1    HP Deskjet 697C          SCN88S1K3Y1         Williamsburg, VA      Creative Computers    11/16/98     P40757900101      181.00
------------------------------------------------------------------------------------------------------------------------------------
                                                  1077 Norwich Ave.,
1    HP Deskjet 712C          SMY8C8120RW         Virginia Beach, VA    Creative Computers    02/23/99     P45318140101      202.00
------------------------------------------------------------------------------------------------------------------------------------
                                                  2282 S. Highland Dr., Buy.Com (Phil Tish
1    HP Deskjet 710C          SG8761W0PS          Camino Island, WA     ExpenseR)             02/05/99     652319            166.95
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              SUBTOTAL:   52,372.37

                                                                                                      EXEMPT EQUIPMENT:   34,447.17
                                                                                                     TAXABLE EQUIPMENT:   52,372.37
                                                                                                GRAND TOTAL EXHIBIT II:   86,819.54
                                                                        ===========================================================


LESSOR:                                 LESSEE:
       TRANSAMERICA BUSINESS CREDIT            THE LIGHTSPAN PARTNERSHIP, INC.
           CORPORATION

BY: /s/ GARY P. MORO                       BY: /s/ KATHRYN M. WHITE
   ---------------------------------          --------------------------------
        Gary P. Moro                               Kathryn M. White

TITLE: Vice President                   TITLE: Assistant Corporate Secretary
      ------------------------------          --------------------------------

                       ACCEPTANCE AND DELIVERY CERTIFICATE

        The Lightspan Partnership, Inc., as lessee ("Lessee") under the Master Lease Agreement dated as of August 14, 1997 between Lessee and Transamerica Business Credit Corporation, as Lessor, does hereby acknowledge the acceptance and delivery of the equipment listed in Lease Schedule No. 5 such acceptance and delivery having been made on the 24th of March, 1999.


                                      THE LIGHTSPAN PARTNERSHIP, INC.


                                      By: /s/ KATHRYN M. WHITE
                                         -------------------------------
                                      Name:  Kathryn M. White
                                      Title: Assistant Corporate Secretary

                               PAY PROCEEDS LETTER

March 18, 1999

Transamerica Business Credit Corporation
Riverway II
West Office Tower
9399 West Higgins Road
Rosemont, IL 60018

Ladies and Gentlemen:

        Reference is made to the Master Lease Agreement dated August 14, 1997 and Schedule No. 5 dated March 24, 1999 and executed by the undersigned as Lessee and Transamerica Business Credit Corporation ("Lessor").

        The undersigned authorizes and directs Lessor to disburse the proceeds of the lease as follows:


          PAYEE                 PARTICULARS                           AMOUNT
1.    Account Name:    The Lightspan Partnership, Inc.               $83,173.46
         Bank Name:    Silicon Valley Bank
      Bank Address:    5414 Oberlin Drive, Suite 230
                       San Diego, CA 92121

    Account Number:    3300036337
        ABA Number:    121-140-399
         Attention:    Marissa Randall
     Telephone No.:    800-215-6060

2.                     Transamerica Business Credit Corporation        3,646.08
                                                                     ----------
                                                          TOTAL      $86,819.54
                                                                     ==========


                                      THE LIGHTSPAN PARTNERSHIP, INC.


                                      By: /s/ KATHRYN M. WHITE
                                         -------------------------------
                                      Name:  Kathryn M. White
                                      Title: Assistant Corporate Secretary

                                                                   THIS SPACE FOR USE OF FILING OFFICER
FINANCING STATEMENT - FOLLOW INSTRUCTIONS CAREFULLY

This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

-------------------------------------------------------------------------------------------------------
A. NAME & TEL. # OF CONTACT AT FILER (optional)      B. FILING OFFICE ACCT. # (optional)
   Phone 800-331-3282     Fax 818-909-4717

-------------------------------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)

       -----
       Data File Services, Inc.

       P.O. Box 275                                   0000000001708000

       Van Nuys, CA 91408-2750

       -----

------------------------------------------------------------------------------------------------------------------------------------
D. OPTIONAL DESIGNATION (if applicable): [ ] LESSOR/LESSEE  [ ] CONSIGNOR/CONSIGNEE  [ ] NON-UCC FILING
------------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)                   FILED WITH:     CALIFORNIA
   ---------------------------------------------------------------------------------------------------------------------------------
   1a. ENTITY'S NAME

OR ---------------------------------------------------------------------------------------------------------------------------------
   1b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                    MIDDLE NAME          SUFFIX
      THE LIGHTSPAN PARTNERSHIP, INC.
------------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                            CITY                          STATE     COUNTRY    POSTAL CODE
      10140 CAMPUS POINT DRIVE                                 SAN DIEGO                     CA                   92121
------------------------------------------------------------------------------------------------------------------------------------
1d. S.S. OR TAX I.D.#       OPTIONAL     1e. TYPE OF ENTITY    1f. ENTITY'S STATE         1g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                        ADD'NL INFO RE                         OR COUNTRY OF
                          ENTITY DEBTOR                        ORGANIZATION                                                  [ ]NONE
------------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)
------------------------------------------------------------------------------------------------------------------------------------
   2a. ENTITY's NAME

OR ---------------------------------------------------------------------------------------------------------------------------------
   2b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                    MIDDLE NAME          SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                            CITY                          STATE     COUNTRY    POSTAL CODE

------------------------------------------------------------------------------------------------------------------------------------
2d. S.S. OR TAX I.D.#       OPTIONAL     2e. TYPE OF ENTITY    2f. ENTITY'S STATE         2g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                        ADD'NL INFO RE                         OR COUNTRY OF
                          ENTITY DEBTOR                        ORGANIZATION                                                  [ ]NONE
------------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY'S (ORIGINAL S/P OR ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)
------------------------------------------------------------------------------------------------------------------------------------
   3a. ENTITY's NAME
      TRANSAMERICA BUSINESS CREDIT CORPORATION
OR ---------------------------------------------------------------------------------------------------------------------------------
   3b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                    MIDDLE NAME          SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                            CITY                          STATE     COUNTRY    POSTAL CODE
      76 BATTERSON PARK ROAD                                   FARMINGTON                    CT                   06032
------------------------------------------------------------------------------------------------------------------------------------
4. This FINANCING STATEMENT covers the following types or items of property:

SEE EXHIBITS I AND II ATTACHED HERETO AND MADE A PART HEREOF.

FILE WITH THE SECRETARY OF STATE CALIFORNIA

CUSTOMER NO. 1070-005
------------------------------------------------------------------------------------------------------------------------------------
5. CHECK                This FINANCING STATEMENT is signed by the Secured Party instead   7.  If filed in Florida (check one)
   BOX             [X]  of the Debtor to perfect a security interest (a) in collateral        Documentary         Documentary stamp
   (if applicable)      already subject to a security interest in another jurisdiction    [ ] stamp tax paid  [ ] tax not applicable
                        when it was brought into this state, or when the debtor's
                        location was changed to this state, or (b) in accordance with other statutory provisions (additional data may be required)
------------------------------------------------------------------------------------------------------------------------------------
6. REQUIRED SIGNATURE(S)                                                 8. [ ] This FINANCING STATEMENT is to be filed (for record)
   THE LIGHTSPAN PARTNERSHIP, INC.                                              (or recorded) in the REAL ESTATE RECORDS
   /s/ KATHRYN M. WHITE                                                         Attach Addendum                      (if applicable)
------------------------------------------------------------------------------------------------------------------------------------
TRANSAMERICA BUSINESS CREDIT CORPORATION                                 9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s)
                                                                         (ADDITIONAL FEE)
                                                                         (optional)   [ ] All Debtors  [ ] Debtor 1  [ ] Debtor 2
------------------------------------------------------------------------------------------------------------------------------------
(1) FILING OFFICER COPY - NATIONAL FINANCING STATEMENT (FORM UCC 1) (TRANS) (REV. 12/18/95)    Prepared by Data File Services, Inc.
                                                                                               P.O. Box 275  Van Nuys, CA 91408-0275
                                                                                               Tel (818) 909-2200


                                                                  THIS SPACE FOR USE OF FILING OFFICER
FINANCING STATEMENT - FOLLOW INSTRUCTIONS CAREFULLY

This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

-------------------------------------------------------------------------------------------------------
A. NAME & TEL. # OF CONTACT AT FILER (optional)      B. FILING OFFICE ACCT. # (optional)
   Phone 800-331-3282     Fax 818-909-4717

-------------------------------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)

       -----
       Data File Services, Inc.

       P.O. Box 275                                   0000000001708000

       Van Nuys, CA 91408-2750

       -----

------------------------------------------------------------------------------------------------------------------------------------
D. OPTIONAL DESIGNATION (if applicable): [ ] LESSOR/LESSEE  [ ] CONSIGNOR/CONSIGNEE  [ ] NON-UCC FILING
------------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)                   FILED WITH:     CALIFORNIA
   ---------------------------------------------------------------------------------------------------------------------------------
   1a. ENTITY'S NAME

OR ---------------------------------------------------------------------------------------------------------------------------------
   1b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                    MIDDLE NAME          SUFFIX
      THE LIGHTSPAN PARTNERSHIP, INC.
------------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                            CITY                          STATE     COUNTRY    POSTAL CODE
      10140 CAMPUS POINT DRIVE                                 SAN DIEGO                     CA                   92121
------------------------------------------------------------------------------------------------------------------------------------
1d. S.S. OR TAX I.D.#       OPTIONAL     1e. TYPE OF ENTITY    1f. ENTITY'S STATE         1g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                        ADD'NL INFO RE                         OR COUNTRY OF
                          ENTITY DEBTOR                        ORGANIZATION                                                  [ ]NONE
------------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)
------------------------------------------------------------------------------------------------------------------------------------
   2a. ENTITY's NAME

OR ---------------------------------------------------------------------------------------------------------------------------------
   2b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                    MIDDLE NAME          SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                            CITY                          STATE     COUNTRY    POSTAL CODE

------------------------------------------------------------------------------------------------------------------------------------
2d. S.S. OR TAX I.D.#       OPTIONAL     2e. TYPE OF ENTITY    2f. ENTITY'S STATE         2g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                        ADD'NL INFO RE                         OR COUNTRY OF
                          ENTITY DEBTOR                        ORGANIZATION                                                  [ ]NONE
------------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY'S (ORIGINAL S/P OR ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)
------------------------------------------------------------------------------------------------------------------------------------
   3a. ENTITY's NAME
      TRANSAMERICA BUSINESS CREDIT CORPORATION
OR ---------------------------------------------------------------------------------------------------------------------------------
   3b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                    MIDDLE NAME          SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                            CITY                          STATE     COUNTRY    POSTAL CODE
      76 BATTERSON PARK ROAD                                   FARMINGTON                    CT                   06032
------------------------------------------------------------------------------------------------------------------------------------
4. This FINANCING STATEMENT covers the following types or items of property:

SEE EXHIBITS I AND II ATTACHED HERETO AND MADE A PART HEREOF.

FILE WITH THE SECRETARY OF STATE CALIFORNIA

CUSTOMER NO. 1070-005
------------------------------------------------------------------------------------------------------------------------------------
5. CHECK                This FINANCING STATEMENT is signed by the Secured Party instead   7.  If filed in Florida (check one)
   BOX             [X]  of the Debtor to perfect a security interest (a) in collateral        Documentary         Documentary stamp
   (if applicable)      already subject to a security interest in another jurisdiction    [ ] stamp tax paid  [ ] tax not applicable
                        when it was brought into this state, or when the debtor's
                        location was changed to this state, or (b) in accordance with other statutory provisions (additional data may be required)
------------------------------------------------------------------------------------------------------------------------------------
6. REQUIRED SIGNATURE(S)                                                 8. [ ] This FINANCING STATEMENT is to be filed (for record)
   THE LIGHTSPAN PARTNERSHIP, INC.                                              (or recorded) in the REAL ESTATE RECORDS
   /s/ KATHRYN M. WHITE                                                         Attach Addendum                      (if applicable)
------------------------------------------------------------------------------------------------------------------------------------
TRANSAMERICA BUSINESS CREDIT CORPORATION                                 9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s)
                                                                         (ADDITIONAL FEE)
                                                                         (optional)   [ ] All Debtors  [ ] Debtor 1  [ ] Debtor 2
------------------------------------------------------------------------------------------------------------------------------------
(1) ACKNOWLEDGMENT COPY - NATIONAL FINANCING STATEMENT (FORM UCC 1) (TRANS) (REV. 12/18/95)    Prepared by Data File Services, Inc.
                                                                                               P.O. Box 275  Van Nuys, CA 91408-0275
                                                                                               Tel (818) 909-2200


FINANCING STATEMENT - FOLLOW INSTRUCTIONS CAREFULLY                                             THIS SPACE FOR USE OF FILING OFFICER

This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

-------------------------------------------------------------------------------------------------------
A. NAME & TEL. # OF CONTACT AT FILER (optional)      B. FILING OFFICE ACCT. # (optional)
   Phone 800-331-3282     Fax 818-909-4717

-------------------------------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)

       -----
       Data File Services, Inc.

       P.O. Box 275                                   0000000001708000

       Van Nuys, CA 91408-2750

       -----

------------------------------------------------------------------------------------------------------------------------------------
D. OPTIONAL DESIGNATION (if applicable): [ ] LESSOR/LESSEE  [ ] CONSIGNOR/CONSIGNEE  [ ] NON-UCC FILING
------------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)                   FILED WITH:     CALIFORNIA
   ---------------------------------------------------------------------------------------------------------------------------------
   1a. ENTITY'S NAME

OR ---------------------------------------------------------------------------------------------------------------------------------
   1b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                    MIDDLE NAME          SUFFIX
      THE LIGHTSPAN PARTNERSHIP, INC.
------------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                            CITY                          STATE     COUNTRY    POSTAL CODE
      10140 CAMPUS POINT DRIVE                                 SAN DIEGO                     CA                   92121
------------------------------------------------------------------------------------------------------------------------------------
1d. S.S. OR TAX I.D.#       OPTIONAL     1e. TYPE OF ENTITY    1f. ENTITY'S STATE         1g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                        ADD'NL INFO RE                         OR COUNTRY OF
                          ENTITY DEBTOR                        ORGANIZATION                                                  [ ]NONE
------------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)
------------------------------------------------------------------------------------------------------------------------------------
   2a. ENTITY's NAME

OR ---------------------------------------------------------------------------------------------------------------------------------
   2b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                    MIDDLE NAME          SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                            CITY                          STATE     COUNTRY    POSTAL CODE

------------------------------------------------------------------------------------------------------------------------------------
2d. S.S. OR TAX I.D.#       OPTIONAL     2e. TYPE OF ENTITY    2f. ENTITY'S STATE         2g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                        ADD'NL INFO RE                         OR COUNTRY OF
                          ENTITY DEBTOR                        ORGANIZATION                                                  [ ]NONE
------------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY'S (ORIGINAL S/P OR ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)
------------------------------------------------------------------------------------------------------------------------------------
   3a. ENTITY's NAME
      TRANSAMERICA BUSINESS CREDIT CORPORATION
OR ---------------------------------------------------------------------------------------------------------------------------------
   3b. INDIVIDUAL'S LAST NAME                                  FIRST NAME                    MIDDLE NAME          SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                            CITY                          STATE     COUNTRY    POSTAL CODE
      76 BATTERSON PARK ROAD                                   FARMINGTON                    CT                   06032
------------------------------------------------------------------------------------------------------------------------------------
4. This FINANCING STATEMENT covers the following types or items of property:

SEE EXHIBITS I AND II ATTACHED HERETO AND MADE A PART HEREOF.

FILE WITH THE SECRETARY OF STATE CALIFORNIA

CUSTOMER NO. 1070-005
------------------------------------------------------------------------------------------------------------------------------------
5. CHECK                This FINANCING STATEMENT is signed by the Secured Party instead   7.  If filed in Florida (check one)
   BOX             [X]  of the Debtor to perfect a security interest (a) in collateral        Documentary         Documentary stamp
   (if applicable)      already subject to a security interest in another jurisdiction    [ ] stamp tax paid  [ ] tax not applicable
                        when it was brought into this state, or when the debtor's
                        location was changed to this state, or (b) in accordance with other statutory provisions (additional data may be required)
------------------------------------------------------------------------------------------------------------------------------------
6. REQUIRED SIGNATURE(S)                                                 8. [ ] This FINANCING STATEMENT is to be filed (for record)
   THE LIGHTSPAN PARTNERSHIP, INC.                                              (or recorded) in the REAL ESTATE RECORDS
   /s/ KATHRYN M. WHITE                                                         Attach Addendum                      (if applicable)
------------------------------------------------------------------------------------------------------------------------------------
TRANSAMERICA BUSINESS CREDIT CORPORATION                                 9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s)
                                                                         (ADDITIONAL FEE)
                                                                         (optional)   [ ] All Debtors  [ ] Debtor 1  [ ] Debtor 2
------------------------------------------------------------------------------------------------------------------------------------
(1) SEARCH REQUEST COPY - NATIONAL FINANCING STATEMENT (FORM UCC 1) (TRANS) (REV. 12/18/95)    Prepared by Data File Services, Inc.
                                                                                               P.O. Box 275  Van Nuys, CA 91408-0275
                                                                                               Tel (818) 909-2200

                               EXHIBIT I TO UCC-1

LESSEE: THE LIGHTSPAN PARTNERSHIP, INC.

LESSOR: TRANSAMERICA BUSINESS CREDIT CORPORATION

The property described on Exhibit II attached hereto, which is leased pursuant to Master Lease Agreement dated August 14, 1997 between above-named Lessee and Lessor, and Schedule No. 5 thereto (collectively, the "Lease"), all replacements, substitutions, additions, attachments, accessions, parts, fittings and accessories thereto and therefor, whether owned or hereafter acquired, and all proceeds (including insurance proceeds and any sublease and the rentals and profits thereon) of and from said property. The Secured Party is a Lessor and the Debtor is a Lessee in respect to the leased property, and the Lease is not intended as a security agreement to create a security interest in Lessor. This statement is not to be evidence that the Lease is a security agreement, but if it is determined to be so for other reasons, this financing statement is filed to perfect the Secured Party's security interest in the property.

LESSOR:                                     LESSEE:
TRANSAMERICA BUSINESS                       THE LIGHTSPAN PARTNERSHIP, INC.
 CREDIT CORPORATION

By:                                         By: /s/ KATHRYN M. WHILE
   ------------------------------             -------------------------------

Title:                                      Title: Assistant Corporate Secretary
      ---------------------------

Date:                                       Date:
     ----------------------------                ----------------------------

                                                                     Page 1 of 3
TO:                                                 EXHIBIT II
Sched. No. 5 to Master Lease Agmt.
Sale and Leaseback Agmt.                           By and between
Bill of Sale                          Transamerica Business Credit Corporation
UCC(s)                                            (as Lessor); and
                                     The Lightspan Partnership, Inc. (as Lessee)
                                                Dated March 24, 1999


------------------------------------------------------------------------------------------------------------------------------------
                                                  EQUIPMENT                                   PURCHASE                     EQUIPMENT
QTY EQUIPMENT DESCRIPTION     SERIAL NO.          LOCATION              VENDOR/SUPPLIER       DATE          INVOICE NO.    COST
------------------------------------------------------------------------------------------------------------------------------------
     EXEMPT COMPUTER EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
     Proliant 5500; Smart                     10140 Campus Pt. Dr.,
1    Array 3200 Controller    4948382075154   San Diego, CA             Creative Computers     12/29/98     P42510380102    3,895.00
------------------------------------------------------------------------------------------------------------------------------------
1    Proliant 3000/5000       123123123/               "                Creative Computers     12/29/98     P42510380101      781.00
------------------------------------------------------------------------------------------------------------------------------------
1    9.1GB SCSI               N/A                      "                Creative Computers     12/29/98     P42510380102    2,775.00
------------------------------------------------------------------------------------------------------------------------------------
     Proliant 5500r PII400
1    Xeon                     D851CCT20383             "                Creative Computers     12/30/98     P42510380103    7,000.00
------------------------------------------------------------------------------------------------------------------------------------
1    Task Chair               N/A                      "                Office Depot           01/06/99     60517194          289.00
------------------------------------------------------------------------------------------------------------------------------------
1    Compaq Memory Kit        N/A                      "                Delec                  01/06/99     158270601998087 4,390.00
------------------------------------------------------------------------------------------------------------------------------------
1    Dell Dimension XPS R450  U4MTQ                    "                Dell                   01/12/99     207040916       2,414.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Computer Discount
1    SONY VAIO 505FX          SO134206315              "                Warehouse              01/20/99     9849249         2,162.17
------------------------------------------------------------------------------------------------------------------------------------
1    Compaq Presario Notebook V811BVQ21910             "                Compusource            01/20/99     3042            1,799.00
------------------------------------------------------------------------------------------------------------------------------------
1    4 Drawer File (2)        N/A                      "                Boise Cascade          01/26/99     81307             807.00
------------------------------------------------------------------------------------------------------------------------------------
                              D808BRZ31019;
2    Proliant 3000 Pentium II D810BRZ30546             "                uBid.                  02/24/99     U03460970101    2,534.00
------------------------------------------------------------------------------------------------------------------------------------
1    HP Deskjet 712C          SMY8C8120S0              "                Creative Computer      02/25/99     P45386320101      202.00
------------------------------------------------------------------------------------------------------------------------------------
                              D808BRZ31885;
2    Proliant 3000 Pentium II D810BRZ30232             "                uBid.                  02/25/99     U03514560101    2,934.00
------------------------------------------------------------------------------------------------------------------------------------

1    HP Laserjet 8000N        UFDD003209               "                Compusource            02/26/99     3265            2,465.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              SUB TOTAL:   34,447.17

     TAXABLE COMPUTER EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
                                             6108 Avenida Encinas,
1    20" Pedestal Fan         N/A            Carlsbad, CA               Pak West               09/22/98     237720            235.00
------------------------------------------------------------------------------------------------------------------------------------
5    5 black stools           N/A                      "                Action Wholesale       10/12/98     183914            288.90
------------------------------------------------------------------------------------------------------------------------------------
                              XB81610RAZ3;   10140 Campus. Pt. Dr.,
2    CD Zip Drive             XB81618RAZ3    San Diego, CA              Apple Computer         04/20/98     305501          4,130.00
------------------------------------------------------------------------------------------------------------------------------------
5    Telephones,(5)           N/A                      "                CMS Communications     10/16/98     9823971         2,100.00
------------------------------------------------------------------------------------------------------------------------------------
1    Stylus Color Printer     AEY0034971               "                Creative Computers     11/13/98     P40663920102    1,410.00
------------------------------------------------------------------------------------------------------------------------------------
1    Hon 2 Drawer File        N/A                      "                Office Depot           11/16/98     57901390          155.00
------------------------------------------------------------------------------------------------------------------------------------
2    Task Chair(2)            N/A                      "                Office Depot           11/16/98     57901390          300.00
------------------------------------------------------------------------------------------------------------------------------------
                              0106310011070;
                              0106310011076;
                              0106310011081;
                              0106310011074;
                              0106310011077;
                              0106310017964;
                              0106310011075;
                              0106310011078;
9    Iyama Visionmaster Pro   0106310017967            "                CDW                    11/25/98     9387077         8,253.00
-------------------------------------------------------------------------------------------------------------------- ---------------

                                                                     Page 2 of 3
TO:                                                  EXHIBIT II
Sched. No. 5 to Master Lease Agmt.
Sale and Leaseback Agmt.                            By and between
Bill of Sale                           Transamerica Business Credit Corporation
UCC(s)                                             (as Lessor); and
                                     The Lightspan Partnership, Inc. (as Lessee)
                                                 Dated March 24, 1999


------------------------------------------------------------------------------------------------------------------------------------
                                                  EQUIPMENT                                   PURCHASE                     EQUIPMENT
QTY EQUIPMENT DESCRIPTION     SERIAL NO.          LOCATION              VENDOR/SUPPLIER       DATE          INVOICE NO.    COST
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
1    HP Deskjet 697C Printer  SCN88K1217W              "                 Creative Computers    11/25/98     P41147790101      181.00
------------------------------------------------------------------------------------------------------------------------------------
1    PC Adapter Cards         N/A                      "                 Creative Computers    11/25/98     P41147790101      135.00
------------------------------------------------------------------------------------------------------------------------------------
1    6' SCSI                  N/A                      "                 Creative Computers    11/25/98     P41147790101      150.00
------------------------------------------------------------------------------------------------------------------------------------
1    Dell Dimension XPS R450  HGB6R                    "                 Dell                  11/25/98     196010086       2,269.00
------------------------------------------------------------------------------------------------------------------------------------
1    Dell Dimension XPS R450  HFRP6                    "                 Dell                  11/25/98     196010029       2,286.00
------------------------------------------------------------------------------------------------------------------------------------
1    4 Drawer File            N/A                      "                 Office Depot          12/01/98     587900039         110.00
------------------------------------------------------------------------------------------------------------------------------------
1    4 Drawer File            N/A                      "                 Office Depot          12/02/98     58575094          420.00
------------------------------------------------------------------------------------------------------------------------------------
                              HLCO1; HLCOQ; HLCO3;
                              HLCOW; HLCOE; HLCOZ;
8    Dell Dimension XPS R450  HLCOG; HLCOL             "                 Dell                  12/07/98     196987671      18,072.00
------------------------------------------------------------------------------------------------------------------------------------
1    Cyrix MII system         listed on invoice        "                 Fry's Electronics     08/28/98     1305685           809.70
------------------------------------------------------------------------------------------------------------------------------------
1    K6-2 Test system         listed on invoice        "                 Fry's Electronics     08/28/98     1305685           712.92
------------------------------------------------------------------------------------------------------------------------------------
1    4 Drawer File            N/A                      "                 Office Depot          09/03/98     52487425          420.00
------------------------------------------------------------------------------------------------------------------------------------
                              BPODPMT66X200SL2RAM;
13   13 Overdrive processors  12312312313              "                 Creative Computers    10/06/98     P39109890101    2,470.00
------------------------------------------------------------------------------------------------------------------------------------
1    2 6.4GB EIDE             N/A                      "                 Creative Computers    10/06/98     P39109890102      570.00
------------------------------------------------------------------------------------------------------------------------------------
1    Dell XPS Pentium         GML47                    "                 Dell                  10/07/98     186025532       2,389.00
------------------------------------------------------------------------------------------------------------------------------------
1    Dell XPS Pentium         GML4B                    "                 Dell                  10/07/98     186025532       2,389.00
------------------------------------------------------------------------------------------------------------------------------------
                                                  220 N. 22nd Pl, APT
1    HP Deskjet 697C Printer  SMX8C21104M         2026, Mesa, AZ         Creative Computers    12/21/98     P42398340101      181.00
------------------------------------------------------------------------------------------------------------------------------------
                                                  236 N. Governor's Ave.
1    HP Deskjet 695C Printer  SMX8BC120MM         Dover, DE              Creative Computers    01/26/99     P43953020101      181.00
------------------------------------------------------------------------------------------------------------------------------------
                                                  5011 Wood Iron Dr.
1    HP Deskjet 697C          SCN88S1K3YJ         Duluth, GA             Creative Computers    11/16/98     P40663120101      181.00
------------------------------------------------------------------------------------------------------------------------------------
                                                  1606 E. 550 Rd.        Buy.Com (Phil Tish
1    HP Deskjet 710C          SG8731W1S2          Lawrence, KS           ExpenseR)             02/05/99     652347            166.95
------------------------------------------------------------------------------------------------------------------------------------
                                                  204 Brenhaven Blvd.
1    HP Deskjet 695C          SUS8BA1V0J5         Brandon, MS            Creative Computers    01/29/99     P44076720101      175.00
------------------------------------------------------------------------------------------------------------------------------------
                                                  5101 Butternut Rd.,
1    HP Deskjet 627C          SUS88H1S1TK         Durhan, NC             Creative Computers    10/16/98     P39532240101      156.00
------------------------------------------------------------------------------------------------------------------------------------
                                                  31-24 99th St.         Buy.Com (Phil Tish
1    HP Deskjet 710C          SG8763W09S          Flushing, NY           ExpenseR)             02/16/99     708874            163.95
------------------------------------------------------------------------------------------------------------------------------------
                                                  4421 Carrington CT,
1    HP Deskjet 697C Printer  SMX8BL110YK         Harrisburg, PA         Creative Computers    12/15/98     P41990550101      181.00
------------------------------------------------------------------------------------------------------------------------------------
                                                  3001 Blue Bird,
1    HP Deskjet 697C Printer  SMX8BC120JY         McCallen, TX           Creative Computers    12/16/98     P42140590101      181.00
------------------------------------------------------------------------------------------------------------------------------------

                                                                     Page 3 of 3
TO:                                                  EXHIBIT II
Sched. No. 5 to Master Lease Agmt.
Sale and Leaseback Agmt.                            By and between
Bill of Sale                           Transamerica Business Credit Corporation
UCC(s)                                             (as Lessor); and
                                     The Lightspan Partnership, Inc. (as Lessee)
                                                 Dated March 24, 1999


------------------------------------------------------------------------------------------------------------------------------------
                                                  EQUIPMENT                                   PURCHASE                     EQUIPMENT
QTY EQUIPMENT DESCRIPTION     SERIAL NO.          LOCATION              VENDOR/SUPPLIER       DATE          INVOICE NO.    COST
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                  128 William Richmond,
1    HP Deskjet 697C          SCN88S1K3Y1         Williamsburg, VA      Creative Computers    11/16/98     P40757900101      181.00
------------------------------------------------------------------------------------------------------------------------------------
                                                  1077 Norwich Ave.,
1    HP Deskjet 712C          SMY8C8120RW         Virginia Beach, VA    Creative Computers    02/23/99     P45318140101      202.00
------------------------------------------------------------------------------------------------------------------------------------
                                                  2282 S. Highland Dr., Buy.Com (Phil Tish
1    HP Deskjet 710C          SG8761W0PS          Camino Island, WA     ExpenseR)             02/05/99     652319            166.95
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              SUBTOTAL:   52,372.37

                                                                                                      EXEMPT EQUIPMENT:   34,447.17
                                                                                                     TAXABLE EQUIPMENT:   52,372.37
                                                                                                GRAND TOTAL EXHIBIT II:   86,819.54
                                                                        ===========================================================


LESSOR:                                 LESSEE:
       TRANSAMERICA BUSINESS CREDIT            THE LIGHTSPAN PARTNERSHIP, INC.
           CORPORATION

BY:                                        BY: /s/ KATHRYN M. WHITE
   ---------------------------------          --------------------------------
                                                   Kathryn M. White

TITLE:                                  TITLE: Assistant Corporate Secretary
      ------------------------------          --------------------------------